UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund: BlackRock Allocation Target Shares

Series A Portfolio

Series C Portfolio

Series E Portfolio

Series M Portfolio

Series P Portfolio

Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2018

Date of reporting period: 09/30/2017

Item 1 – Report to Stockholders

SEPTEMBER 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Allocation Target Shares

▶   Series A Portfolio

▶   Series C Portfolio

▶   Series E Portfolio

▶   Series M Portfolio

▶   Series P Portfolio

▶   Series S Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	Series A Portfolio

Investment Objective

Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2017, the Fund outperformed both its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index, and its “Reference Benchmark,” consisting of 50% Bloomberg Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of: (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investments adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts and collective trust funds.

What factors influenced performance?

•

The largest positive contributions to the Fund’s performance came from holdings of non-agency residential mortgage-backed securities (“RMBS”), specifically allocations within the subprime, option adjustable-rate mortgage and credit risk-transfer subsectors. Allocations to floating rate collateralized loan obligations (“CLOs”) also contributed notably to performance.

•	The most significant detractor from performance was the Fund’s underweight to asset-backed securities (“ABS”) relative to the benchmark, which was most pronounced with respect to the credit card and auto loan segments. The negative contribution was almost entirely offset by strong security selection within the ABS sector, specifically overweights to consumer loans and private label student loans. The Fund’s underweight to commercial mortgage-backed securities (“CMBS”) relative to the benchmark also detracted from performance. Strong security selection within CMBS helped offset most of this underperformance, through overweights to interest-only (“IO”) and BBB-rated issues.

Describe recent portfolio activity.

•

The Fund took advantage of the robust new-issue calendar to deploy cash, increasing its allocations to non-agency RMBS, CMBS and CLOs. The Fund also added a small amount of bank loans, auto ABS and student loan ABS while reducing exposure in credit card ABS.

Describe portfolio positioning at period end.

•

The Fund ended the period underweight to duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund’s allocation within non-agency RMBS favored more market sensitive, higher beta subprime issues relative to Alt-A, Option ARM and prime. Within CMBS, the Fund favored allocations to IO issues and lower beta single-asset/ single-borrower transactions. Within CLOs, the Fund maintained a barbelled approach with allocations to the top and bottom of the capital structure. Within ABS, allocations favored consumer loans and private label student loans over auto or credit card ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Asset-Backed Securities	57%
Non-Agency Mortgage-Backed Securities	37
U.S. Government Sponsored Agency Securities	5
Floating Rate Loan Interests	1

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	17%
AA/Aa	5
A	10
BBB/Baa	11
BB/Ba	12
B	4
CCC/Caa	9
CC/Ca	4
C	2
N/R	26

[1]	Total investments exclude short-term securities.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Series A Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will principally invest its assets in fixed-income securities, such as asset-backed securities, commercial and residential mortgage-backed securities issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, commercial and residential mortgage-backed securities issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[3]

A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch Ratings, Inc. Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non- Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series A Portfolio	3.46%	5.61%	7.57%
Bloomberg Barclays U.S. Universal Index	2.55	0.96	3.58
Reference Benchmark	1.71	0.62	2.47

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on September 21, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Series A Portfolio	$1,000.00	$1,034.60	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	5

Fund Summary as of September 30, 2017	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s performance was helped by security selection in the wireline telecommunications industry, including a position in Verizon Corp. Security selection in financials also contributed positively, led by large U.S. banks. Exposure to the cable and satellite industry detracted from results, as did positions in capital securities and emerging markets. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks while generally providing higher yields to compensate for being less senior in the issuers’ capital structures).

Describe recent portfolio activity.

•	The Fund maintained a short duration posture due to the combination of improving economic growth and the revived prospects for tax reform.
(Duration is a measure of interest rate sensitivity; prices and yields move in opposite directions). Late in the period, the Fund shifted to a neutral positioning.

•

The investment adviser continued to see a supportive fundamental backdrop for corporate bonds, but retained a defensive portfolio positioning in response to elevated geopolitical risks. The investment adviser also believed that much of the improvement in fundamentals had already been reflected in prices, thereby limiting the potential upside for corporates. The Fund continued to favor the banking sector, particularly securities lower in the capital structure. The Fund maintained overweights in the pipeline and cable/telecommunications sub-sectors, but retained a defensive positioning overall within the industrials sector.

Describe portfolio positioning at period end.

•

The investment adviser believed the valuations for corporate bonds were somewhat rich on a historical basis, given that yield spreads were near their lows of both 2017 and the longer-term cycle at the close of the period. However, the investment adviser also saw the continued strength in economic growth as the foundation for an extended credit cycle that could continue to support the asset class. With this as background, the Fund remained defensively positioned with a preference for taking risk through security selection.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	91%
Capital Trusts	5
Taxable Municipal Bonds	2
Foreign Government Obligations	1
Foreign Agency Obligations	1

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	4%
AA/Aa	9
A	31
BBB/Baa	51
BB/Ba	5

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

6	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund will principally invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series C Portfolio	3.97%	2.14%	3.79%	5.89%
Bloomberg Barclays U.S. Credit Index	3.73	1.96	3.23	5.54

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[4]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series C Portfolio	$1,000.00	$1,039.70	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	7

Fund Summary as of September 30, 2017	Series E Portfolio

Investment Objective

Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2017, the Fund outperformed both its broad-based benchmark, the S&P® Municipal Bond Index, and its customized “Reference Benchmark,” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund was helped by having a large underweight in Puerto Rico, as the territory significantly underperformed all U.S. states during the period due to its ongoing fiscal issues and the impact of Hurricane Maria. Specifically, underweight positions in the tax-backed (state) and utilities sectors related to Puerto Rico contributed positively.

•

The Fund was also aided by having a long duration posture relative to the benchmark at a time of falling yields. (Duration is a measure of interest-rate sensitivity, prices and yields move in opposite directions). The Fund’s yield curve positioning was a further contributor due to an overweight in longer-dated securities.

•

Overweight positions in the health care and project-finance sectors also made positive contributions. Conversely, underweights in the school district and tax-backed (local) sectors detracted. An underweight in non-rated bonds also hurt results, as lower-rated securities outperformed.

•

The Fund sought to manage interest rate risk using U.S. Treasury futures, but this aspect of its positioning had a negligible effect on returns. The Fund continued to adjust the size of this position on a tactical basis in an effort to reduce the effect of interest rate volatility.

Describe recent portfolio activity.

•

Given the strong cash inflows that the Fund received during the period, portfolio activity reflected efforts to stay fully invested. In addition, the investment adviser sought to realize gains on certain securities that had benefited from falling yield spreads. The Fund also added longer-dated securities to capitalize on a flattening yield curve (i.e., outperformance for longer-term bonds relative to short-term issues).

Describe portfolio positioning at period end.

•

In a reflection of its bias toward a flattening yield curve, the Fund held its largest overweight position in bonds with maturities of 20 year and above. The Fund’s leading sector overweights were in the transportation, education and project finance sectors, while its largest underweights included tax-backed local and state, school districts and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Total Investments[1]

Transportation	21%
Health Care	21
Education	15
County/City/Special District/School District	15
Tobacco	12
Utilities	7
Corporate	5
Housing	4

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa	2%
AA/Aa	11
A	21
BBB/Baa	29
BB/Ba	10
B	7
CCC/Caa	1
N/R	19

1	Total investments exclude short-term securities.

2	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Series E Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

[2]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[3]

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series E Portfolio	5.12%	2.34%	7.24%
S&P® Municipal Bond Index	2.82	0.84	3.51
Reference Benchmark	2.73	0.78	5.35	[7]

[5]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[6]	The Fund commenced operations on August 4, 2014.

[7]

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[8]	Ending Account Value September 30, 2017	Expenses Paid During the Period[9]
Series E Portfolio	$1,000.00	$1,051.20	$0.31	$0.00	$1,000.00	$1,024.77	$0.30	$1,025.07	$0.00

8	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

9	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

10	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	9

Fund Summary as of September 30, 2017	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The most significant positive contributors to the Fund’s performance were allocations to agency mortgage-backed securities (“MBS”), U.S. Treasuries, agency collateralized mortgage obligations (“CMOs”), and agency interest-only (“IO”) and principal-only (“PO”) obligations. Security selection within commercial mortgage-backed obligations (“CMBS”) and MBS also added to relative performance.

•	An underweight to CMBS and swap/swaption-based strategies were the only material detractors from performance.

Describe recent portfolio activity.

•

During the period, the Fund trimmed its allocation to pass-through agency MBS, while adding to agency CMOs. The Fund increased its overall allocation to CMBS during the period, while rotating some IO positions into AAA-rated last cash flow securities. The Fund moved from an underweight stance with respect to duration (and corresponding interest rate sensitivity) to a modest duration overweight relative to the benchmark.

Describe portfolio positioning at period end.

•

The Fund’s positioning at period-end reflected a reasonably positive near-term outlook for MBS, based on supply/demand factors and valuation relative to credit-oriented sectors. The Fund was slightly underweight CMBS given tight spreads for the sector, with a tilt toward the top of the capital structure as well as toward less market sensitive, single asset/ single borrower issues. In turn, the Fund held exposure to agency CMOs, IOs and POs. Relative to the Bloomberg Barclays MBS Index, the Fund ended the period modestly overweight overall portfolio duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

U.S. Government Sponsored Agency Securities	95%
Non-Agency Mortgage-Backed Securities	5

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	98%
BBB/Baa	1
N/R	1

[1]	Total investments exclude short-term securities, options purchased, TBA sale commitments and options written.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

10	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund will principally invest its assets in investment grade commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
Series M Portfolio	2.00%	0.47%	2.35%	4.56%
Bloomberg Barclays MBS Index	1.84	0.30	1.96	4.13

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[4]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[4]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,020.00	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	11

Fund Summary as of September 30, 2017	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2017, the Fund underperformed both its benchmarks, the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index and the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund held cash at the end of the period as collateral in conjunction with the Fund’s investments in U.S. Treasury futures and interest rate swaps. The Fund’s cash exposure had no material impact on performance. The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives to facilitate an inverse exposure to the 7- to 10-year part of the U.S. Treasury yield curve detracted from results given that yields fell.

•	The Fund’s allocation to Series S Portfolio contributed to performance. Series S Portfolio generated positive returns from its overweight allocations to investment-grade corporate bonds, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”).

Describe recent portfolio activity.

•

The Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio, in order to offset the cost of the derivatives.

•

Series S Portfolio slightly increased the Fund’s exposure to credit risk during the course of the period. It also slightly reduced the allocation to ABS and CMBS and rotated the proceeds into agency MBS, which came under pressure from the Fed’s announcement of a plan to begin reducing the size of its balance sheet. The unknown path of privatization for Fannie Mae and Freddie Mac acted as a further headwind to the asset class. The resulting underperformance for MBS caused the category to become attractively priced relative to other spread sectors, a development the investment adviser saw as creating the potential for attractive risk-adjusted returns.

Describe portfolio positioning at period end.

•	The Fund held positions in U.S. Treasury futures, interest rate swaps, Series S Portfolio, and the Bank of New York Cash Reserve money market fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets

Fixed Income Funds	29%
Other Assets Less Liabilities	71

Portfolio Holdings	Percent of Affiliated Investment Companies

BlackRock Allocation Target Shares: Series S Portfolio	100%

12	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Series P Portfolio

Total Return Based on a $10,000 Investment

[1]	The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.

[2]

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

[3]	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Series P Portfolio	(0.82)%	5.24%	(1.58)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index	1.86	(2.90)	1.89
Bloomberg Barclays Bellwether 10 Year Swap Index	2.21	(4.98)	2.35

[4]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

[5]	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$991.80	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	13

Fund Summary as of September 30, 2017	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2017, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s overweight allocation to investment-grade corporate bonds was the leading contributor to performance. Corporate issues outpaced the benchmark, which is invested entirely in U.S. Treasuries, in a reflection of investors’ continued appetite for yield. Allocations to mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) further aided results. However, the Fund’s yield curve positioning slightly detracted from performance.

•

As part of its investment strategy, the Fund employed derivatives during the period. U.S. Treasury futures are used primarily as a means of managing the portfolio’s duration risk (sensitivity to interest rate movements). The Fund also used credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices also help manage market risk. The use of derivatives detracted from the Fund’s six-month results.

Describe recent portfolio activity.

•

The investment adviser slightly increased the Fund’s exposure to credit risk during the course of the period. It also slightly reduced the allocation to ABS and CMBS and rotated the proceeds into agency MBS, which came under pressure from the U.S. Federal Reserve’s announcement that it would begin reducing the size of its balance sheet. The unknown path of privatization for Fannie Mae and Freddie Mac acted as a further headwind to the asset class. The resulting underperformance for MBS caused the category to become attractively priced relative to other spread sectors, a development the investment adviser saw as creating the potential for attractive risk-adjusted returns.

Describe portfolio positioning at period end.

•

The Fund was positioned with a duration mildly above that of its benchmark. The Fund finished the period with overweights in ABS, agency MBS and U.S. investment-grade corporates. Conversely, it was underweight in non-U.S. sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	42%
Asset-Backed Securities	27
U.S. Government Sponsored Agency Securities	20
Non-Agency Mortgage-Backed Securities	11

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	54%
AA/Aa	4
A	18
BBB/Baa	23
B	1

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

14	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund will principally invest its assets in investment grade fixed-income securities, such as commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, asset-backed securities, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[3]
	6 Months Total Returns	1 Year	5 Years	10 Years
Series S Portfolio	1.53%	2.60%	2.19%	3.66%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.41	0.24	0.63	1.70

[3]	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[6]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[4]	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[4]	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]
Series S Portfolio	$1,000.00	$1,015.30	$2.83	$0.00	$1,000.00	$1,022.26	$2.84	$1,025.07	$0.00

[4]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[5]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	15

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	17

Schedule of Investments September 30, 2017 (Unaudited)	Series A Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AIMCO CLO, Series 2015-AA, Class E, (3 mo. LIBOR US + 7.820%), 9.12%, 1/15/28 (a)(b)	$1,000	$1,015,676
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 7/25/47 (b)(c)	257	255,829
Series 2016-B, Class A, 4.00%, 9/25/65 (b)(c)	149	149,083
Allegro CLO II Ltd.:
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.310%), 2.62%, 1/21/27 (a)(b)(d)	1,000	1,003,576
Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.850%), 5.16%, 1/21/27 (a)(b)(d)	250	250,179
Allegro CLO, Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.850%), 5.13%, 1/15/29 (a)(b)	500	506,244
ALM VI Ltd., Series 2012-6A, Class DRR, (3 mo. LIBOR US + 5.450%), 6.75%, 7/15/26 (a)(b)	600	598,077
ALM VII Ltd., Series 2012-7A, Class A1R, (3 mo. LIBOR US + 1.480%), 2.78%, 10/15/28 (a)(b)	1,000	1,010,665
ALM XIV Ltd., Series 2014-14A, Class BR, (3 mo. LIBOR US + 2.100%), 3.41%, 7/28/26 (a)(b)	1,250	1,251,984
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (3 mo. LIBOR US + 5.810%), 7.11%, 4/17/29 (a)(b)	500	481,875
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.650%), 3.96%, 4/28/26 (a)(b)	500	500,526
Anchorage Capital CLO 4 Ltd., Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.400%), 4.71%, 7/28/26 (a)(b)(d)	1,000	999,728
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/15/26 (a)(b)	1,000	1,002,115
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, (3 mo. LIBOR US + 4.200%), 5.51%, 7/28/28 (a)(b)	250	252,039
Anchorage Capital CLO Ltd., Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 0.00%, 10/13/30 (a)(b)	500	500,000
Apidos CLO XIX, Series 2014-19A, Class A1R, (3 mo. LIBOR US + 1.200%), 2.50%, 10/17/26 (a)(b)	1,000	1,001,428
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/22/26 (a)(b)	250	252,897
Apidos CLO XXI, Series 2015-21A, Class D, 6.85%, 7/18/27 (a)	500	500,259
Apidos CLO XXII, Series 2015-22A, Class D, (3 mo. LIBOR US + 6.000%), 7.31%, 10/20/27 (a)(b)(d)	500	501,204

Asset-Backed Securities	Par (000)	Value
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 7.25%, 1/14/27 (a)(b)	$500	$505,705
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 9/15/26 (a)(b)(d)	190	191,493
Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.300%), 2.53%, 4/15/27 (a)(b)	1,920	1,938,067
Series 2017-FL1, Class B, (1 mo. LIBOR US + 2.500%), 3.73%, 4/15/27 (a)(b)(d)	438	440,051
Ares XXXIII CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.200%), 5.52%, 12/05/25 (a)(b)	250	253,688
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.230%), 7.55%, 12/05/25 (a)(b)	500	503,053
Ares XXXIV CLO Ltd., Series 2015-2A, Class E2, (3 mo. LIBOR US + 5.200%), 6.51%, 7/29/26 (a)(b)	500	496,879
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 8.55%, 7/18/28 (a)(b)	250	251,278
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.480%), 1.72%, 5/25/35 (a)(d)	80	61,365
Atrium VIII, Series 8A, Class DR, (3 mo. LIBOR US + 4.000%), 5.31%, 10/23/24 (a)(b)	325	327,548
Atrium X, Series 10A, Class E (3 mo. LIBOR US + 4.500%), 5.80%, 7/16/25 (a)(b)	650	646,923
BA Credit Card Trust, Series 2015-A2, Class A 1.36%, 9/15/20	5,000	4,997,672
Babson CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.550%), 7.86%, 4/23/27 (a)(b)	250	251,864
Ballyrock CLO LLC, Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.650%), 4.96%, 10/20/26 (a)(b)(d)	1,750	1,736,142
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.45%, 10/22/25 (a)(b)	1,000	1,001,004
Bayview Financial Revolving Asset Trust:
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 2.23%, 12/28/40 (a)(b)	3,740	3,311,704
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.930%), 2.16%, 12/28/40 (a)(b)	2,616	2,286,801
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 1.56%, 3/25/37 (a)	860	620,430
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 1.38%, 3/25/37 (a)	162	155,752

Portfolio Abbreviations
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
AGM	Assured Guaranty Municipal Corp.	OTC	Over-the-counter
AMT	Alternative Minimum Tax (subject to)	RAN	Revenue Anticipation Notes
BAN	Bond Anticipation Notes	RB	Revenue Bonds
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	S&P	S&P Global Ratings
EDA	Economic Development Authority	TBA	To-be-announced
GO	General Obligation Bonds	USD	US Dollar
IDA	Industrial Development Authority

See Notes to Financial Statements.

18	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 1.59%, 4/25/37 (a)	$327	$255,461
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 2.44%, 1/25/36 (a)	367	354,134
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (3 mo. LIBOR US + 1.490%), 2.80%, 1/20/29 (a)(b)	500	505,533
BlueMountain CLO Ltd.:
Series 2013-2A, Class A, (3 mo. LIBOR US + 1.200%), 2.51%, 1/22/25 (a)(b)	1,000	1,000,113
Series 2015-1A, Class D, (3 mo. LIBOR US + 5.450%), 6.75%, 4/13/27 (a)(b)	250	250,509
Series 2015-2A, Class E, (3 mo. LIBOR US + 5.350%), 6.65%, 7/18/27 (a)(b)	250	246,795
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, (3 mo. LIBOR US + 0.250%), 1.57%, 12/15/20 (a)(b)	177	175,962
Series 2006-1A, Class C, (3 mo. LIBOR US + 0.700%), 2.02%, 12/15/20 (a)(b)	250	247,591
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR, (3 mo. LIBOR US + 4.100%), 5.40%, 10/14/28 (a)(b)	500	504,077
Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 2.76%, 1/20/29 (a)(b)	935	944,554
Series 2013-3A, Class B, (3 mo. LIBOR US + 2.650%), 3.95%, 7/15/25 (a)(b)	250	250,026
Series 2013-3A, Class C, (3 mo. LIBOR US + 3.400%), 4.70%, 7/15/25 (a)(b)	250	250,029
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.750%), 4.05%, 4/17/25 (a)(b)	500	502,173
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 3.270%), 4.59%, 7/27/26 (a)(b)	1,000	1,011,506
Series 2014-3A, Class D1, (3 mo. LIBOR US + 5.100%), 6.42%, 7/27/26 (a)(b)	1,400	1,402,839
Series 2014-3A, Class D2R, (3 mo. LIBOR US + 5.750%), 7.07%, 7/27/26 (a)(b)(d)	500	502,265
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.44%, 10/16/25 (a)(b)	1,000	1,000,941
Series 2015-4A, Class D, (3 mo. LIBOR US + 6.100%), 7.41%, 10/20/27 (a)(b)	500	508,620
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 9.81%, 10/20/27 (a)(b)	154	155,701
Series 2016-1A, Class D, (3 mo. LIBOR US + 7.600%), 8.91%, 4/20/27 (a)(b)	250	254,954
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 1.36%, 10/25/36 (a)	335	223,170
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 1.40%, 10/25/36 (a)	178	118,979
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.250%), 1.49%, 10/25/36 (a)	2,732	1,851,375
Series 2006-NC2, Class A3, (1 mo. LIBOR US + 0.150%), 1.39%, 6/25/36 (a)	781	767,116
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 1.48%, 8/25/36 (a)	630	410,343
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 1.40%, 10/25/36 (a)	100	85,937
CBAM Ltd.:
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 2.60%, 10/17/29 (a)(b)	2,500	2,500,000
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 3.07%, 10/17/29 (a)(b)	500	500,000

Asset-Backed Securities	Par (000)	Value
Series 2017-3A, Class E1, (3 mo. LIBOR US + 6.500%), 7.87%, 10/17/29 (a)(b)	$1,000	$1,000,000
C-BASS Trust:
Series 2006-CB9, Class A2, (1 mo. LIBOR US + 0.110%), 1.35%, 11/25/36 (a)	65	40,893
Series 2006-CB9, Class A4, (1 mo. LIBOR US + 0.230%), 1.47%, 11/25/36 (a)	17	10,959
Series 2007-CB1, Class AF2, 3.75%, 1/25/37 (c)	323	157,947
Series 2007-CB5, Class A2, (1 mo. LIBOR US + 0.170%), 1.41%, 4/25/37 (a)	65	49,923
Chase Issuance Trust, Series 2015-A5, Class A5 1.36%, 4/15/20	1,708	1,707,205
CIFC Funding Ltd.:
Series 2012-3A, Class A3R, (3 mo. LIBOR US + 2.700%), 4.01%, 1/29/25 (a)(b)	250	250,073
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.21%, 7/22/26 (a)(b)	250	250,886
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.380%), 2.68%, 10/17/26 (a)(b)	500	502,134
Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.700%), 4.00%, 1/17/27 (a)(b)	750	753,649
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.750%), 8.06%, 10/21/28 (a)(b)	500	512,191
Clear Creek CLO Ltd., Series 2015-1A, Class E, (3 mo. LIBOR US + 5.750%), 7.06%, 4/20/27 (a)(b)	1,000	999,979
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28 (e)	64	50,223
Series 1998-4, Class M1, 6.83%, 4/01/30 (e)	1,237	1,092,334
Series 1998-8, Class M1, 6.98%, 9/01/30 (e)	1,190	989,829
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 9/01/29 (e)	2,465	1,394,006
Series 2000-4, Class A6, 8.31%, 5/01/32 (e)	2,456	1,351,027
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 1.40%, 9/25/46 (a)	18	17,233
Series 2007-S3, Class A3, (1 mo. LIBOR US + 0.380%), 1.62%, 5/25/37 (a)	191	171,319
Countrywide Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 1.50%, 3/15/34 (a)	71	57,087
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.43%, 12/25/36 (c)	27	21,121
Series 2006-MH1, Class B1, 6.25%, 10/25/36 (b)(c)	2,900	2,987,446
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.220%), 1.46%, 9/25/36 (a)(b)	6,848	1,259,301
Series 2007-RP1, Class A, (1 mo. LIBOR US + 0.310%), 1.55%, 5/25/46 (a)(b)	92	76,053
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A3, 5.84%, 7/25/27	757	914,708
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 1.53%, 12/15/33 (a)(b)(d)	56	50,906
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 1.42%, 5/15/35 (a)(b)(d)	22	18,931

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	19

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (1 mo. LIBOR US + 0.150%), 1.38%, 10/15/36 (a)	$557	$503,121
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class AR, (3 mo. LIBOR US + 1.080%), 2.38%, 4/18/26 (a)(b)	1,000	1,003,973
Dryden XXXVII Senior Loan Fund, Series 2015-37A, Class E, (3 mo. LIBOR US + 5.400%), 6.70%, 4/15/27 (a)(b)	1,650	1,644,515
First Franklin Mortgage Loan Trust:
Series 2006-FF5, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 4/25/36 (a)	67	63,280
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 1.38%, 12/25/36 (a)	738	464,187
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 1.39%, 12/25/36 (a)	3,563	2,964,712
Galaxy XVI CLO Ltd., Series 2013-16A, Class CR, (3 mo. LIBOR US + 2.250%), 3.56%, 11/16/25 (a)(b)	1,500	1,503,863
Galaxy XXI CLO Ltd., Series 2015-21A, Class E2, (3 mo. LIBOR US + 6.500%), 7.81%, 1/20/28 (a)(b)	500	497,879
GCAT LLC, Series 2017-4, Class A1, 3.23%, 5/25/22 (b)(c)	1,933	1,938,699
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 1.49%, 12/25/35 (a)	33	32,458
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.400%), 0.00%, 10/15/30 (a)(b)	1,000	1,000,000
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, (1 mo. LIBOR US + 0.210%), 1.45%, 11/25/36 (a)	592	616,856
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class AR, (3 mo. LIBOR US + 1.210%), 2.52%, 4/19/26 (a)(b)	1,000	1,003,554
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 3.65%, 1/17/27 (a)(b)	500	500,289
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (e)	31	13,157
GSAMP Trust, Series 2006-FM2, Class A2B, (1 mo. LIBOR US + 0.120%), 1.36%, 9/25/36 (a)	167	81,935
Highbridge Loan Management Ltd.:
Series 5X-2015, Class E, (3 mo. LIBOR US + 5.300%), 6.66%, 1/29/26 (a)	900	904,109
Series 7A-2015, Class E, (3 mo. LIBOR US + 5.750%), 7.07%, 11/15/26 (a)(b)	500	499,136
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 3.26%, 7/25/34 (a)	37	37,576
HPS Loan Management Ltd., Series 10A-16, Class C, (3 mo. LIBOR US + 3.650%), 4.96%, 1/20/28 (a)(b)	500	497,879
Invitation Homes Trust:
Series 2014-SFR2, Class C, (1 mo. LIBOR US + 2.200%), 3.43%, 9/17/31 (a)(b)	500	499,999
Series 2014-SFR2, Class E, (1 mo. LIBOR US + 3.410%), 4.64%, 9/17/31 (a)(b)	100	100,036
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)	1,722	959,096
LCM XVIII LP, Series 18A, Class B1, (3 mo. LIBOR US + 2.300%), 3.61%, 4/20/27 (a)(b)	500	499,956
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 6/15/33	1,367	1,088,197

Asset-Backed Securities	Par (000)	Value
Lendmark Funding Trust:
Series 2017-1A, Class A, 2.83%, 12/22/25 (b)	$2,500	$2,501,087
Series 2017-1A, Class B, 3.77%, 12/22/25 (b)	1,570	1,578,851
Long Beach Mortgage Loan Trust:
Series 2006-2, Class 2A3, (1 mo. LIBOR US + 0.190%), 1.43%, 3/25/46 (a)	3,924	2,026,863
Series 2006-2, Class 2A4, (1 mo. LIBOR US + 0.290%), 1.53%, 3/25/46 (a)	870	458,474
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 1.50%, 5/25/36 (a)	1,009	519,395
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 8/25/36 (a)	3,275	1,899,880
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 9/25/36 (a)	6,525	3,089,068
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 1.35%, 10/25/36 (a)	6,164	3,030,392
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 10/25/36 (a)	17	8,647
Madison Park Funding XIII Ltd., Series 2014-13A, Class E, (3 mo. LIBOR US + 5.000%), 6.31%, 1/19/25 (a)(b)	1,000	1,002,887
Madison Park Funding XIV Ltd.:
Series 2014-14A, Class A2R, (3 mo. LIBOR US + 1.120%), 2.43%, 7/20/26 (a)(b)	3,250	3,267,293
Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (a)(b)	500	499,988
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.450%), 4.77%, 1/27/26 (a)(b)	1,000	1,001,104
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 0.00%, 10/21/30 (a)(b)	1,750	1,750,000
Madison Park Funding XX Ltd., Series 2016-20A, Class E, (3 mo. LIBOR US + 7.400%), 8.72%, 4/27/27 (a)(b)	250	252,212
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 2.52%, 7/29/30 (a)(b)	1,000	1,000,000
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 1.50%, 6/25/36 (a)(b)	500	403,272
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.150%), 1.39%, 6/25/36 (a)	1,308	771,731
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 1.52%, 5/25/37 (a)	83	60,850
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 1.50%, 6/25/46 (a)(b)	36	34,078
MERIT Securities Corp., Series 13, Class M2, 7.86%, 12/28/33 (c)	1,709	1,238,762
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 1.50%, 8/25/37 (a)	2,465	762,759
Morgan Stanley IXIS Real Estate Capital Trust:
Series 2006-2, Class A2, (1 mo. LIBOR US + 0.110%), 1.35%, 11/25/36 (a)	64	33,166
Series 2006-2, Class AFPT, (1 mo. LIBOR US + 0.070%), 1.31%, 11/25/36 (a)	2,237	1,152,510
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, (3 mo. LIBOR US + 2.180%), 3.49%, 1/20/24 (a)(b)	500	503,863
Navient Private Education Loan Trust, Series 2015-CA, Class B, 3.25%, 5/15/40 (b)	1,086	1,097,856

See Notes to Financial Statements.

20	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)		Value
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 1.64%, 10/25/36 (a)(b)	$903		$812,033
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.300%), 4.61%, 10/20/25 (a)(b)(d)	750		750,487
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (a)(b)	1,000		999,687
Oak Hill Credit Partners XI Ltd., Series 2015-11A, Class E, (3 mo. LIBOR US + 6.700%), 8.01%, 10/20/28 (a)(b)	500		501,070
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (e)	49		39,103
Series 2002-A, Class M1, 7.76%, 3/15/32 (e)	2,222		1,907,043
Series 2002-C, Class M1, 6.89%, 11/15/32 (e)	2,477		2,058,225
OCP CLO Ltd.:
Series 2014-7A, Class A1A, (3 mo. LIBOR US + 1.600%), 2.91%, 10/20/26 (a)(b)	470		470,023
Series 2014-7A, Class A1AR, (3 mo. LIBOR US + 0.950%), 0.00%, 10/20/26 (a)(b)	470		470,000
Series 2016-12A, Class A1, (3 mo. LIBOR US + 1.570%), 2.87%, 10/18/28 (a)(b)	1,000		1,009,931
Series 2016-12A, Class C, (3 mo. LIBOR US + 4.150%), 5.45%, 10/18/28 (a)(b)	1,000		1,013,735
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 2.25%, 5/21/27 (a)(b)	500		500,755
Octagon Investment Partners XVII Ltd.:
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.000%), 2.31%, 10/25/25 (a)(b)(d)	500		500,943
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.680%), 2.99%, 10/25/25 (a)(b)	250		250,445
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.480%), 4.79%, 12/16/24 (a)(b)	250		250,945
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 6.600%), 7.91%, 11/14/26 (a)(b)	250		252,321
OFSI Fund VI Ltd., Series 2014-6A, Class A2, (3 mo. LIBOR US + 1.900%), 3.20%, 3/20/25 (a)(b)	2,500		2,502,111
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)	—	(f)	179
Series 2014-1A, Class B, 3.24%, 6/18/24 (b)	1,000		1,000,638
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)	67		66,947
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)	1,000		1,002,452
Series 2014-2A, Class C, 4.33%, 9/18/24 (b)	100		100,674
Series 2014-2A, Class D, 5.31%, 9/18/24 (b)	2,000		2,016,221
Series 2015-1A, Class A, 3.19%, 3/18/26 (b)	2,000		2,019,569
Series 2015-1A, Class C, 5.12%, 3/18/26 (b)	3,500		3,571,413
Series 2015-2A, Class A, 2.57%, 7/18/25 (b)	1,989		1,992,750

Asset-Backed Securities	Par (000)	Value
Series 2015-2A, Class C, 4.32%, 7/18/25 (b)	$2,000	$2,000,515
Series 2015-2A, Class D, 5.64%, 7/18/25 (b)	3,500	3,513,602
Series 2015-3A, Class D, 6.94%, 11/20/28 (b)	1,000	1,001,535
Series 2016-1A, Class A, 3.66%, 2/20/29 (b)	2,600	2,661,490
Series 2016-1A, Class B, 4.57%, 2/20/29 (b)	3,500	3,631,686
Series 2016-2A, Class A, 4.10%, 3/20/28 (b)	3,000	3,052,104
OZLM Funding II Ltd.:
Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.440%), 2.75%, 10/30/27 (a)(b)	1,000	1,002,784
Series 2012-2A, Class DR, (3 mo. LIBOR US + 7.300%), 8.61%, 10/30/27 (a)(b)(d)	500	507,026
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.000%), 4.31%, 1/22/29 (a)(b)	500	505,872
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 2.56%, 10/22/30 (a)(b)	500	500,000
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.01%, 10/22/30 (a)(b)	500	500,000
OZLM Funding V Ltd., Series 2013-5A, Class BR, (3 mo. LIBOR US + 2.350%), 3.65%, 1/17/26 (a)(b)(d)	1,500	1,503,758
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27 (a)(b)	1,500	1,501,699
OZLM VI Ltd., Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.700%), 4.00%, 4/17/26 (a)(b)	250	250,103
OZLM VII Ltd., Series 2014-7A, Class B1R, (3 mo. LIBOR US + 2.250%), 3.55%, 7/17/26 (a)(b)	750	751,685
OZLM VIII Ltd., Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 10/17/26 (a)(b)(d)	500	500,648
OZLM XIV Ltd., Series 2015-14A, Class D, (3 mo. LIBOR US + 6.350%), 7.65%, 1/15/29 (a)(b)	500	500,097
OZLM XV Ltd., Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 2.80%, 1/20/29 (a)(b)	500	506,628
Palmer Square CLO Ltd.:
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.82%, 5/15/25 (a)(b)	1,000	1,000,000
Series 2013-2A, Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 10/17/27 (a)(b)(d)	1,000	1,002,570
Series 2014-1A, Class CR, (3 mo. LIBOR US + 4.000%), 5.30%, 1/17/27 (a)(b)	400	402,834
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 7.000%), 8.31%, 8/23/28 (a)(b)	500	502,574
PFS Financing Corp., Series 2017-AA, Class B, (1 mo. LIBOR US + 0.950%), 2.18%, 3/15/21 (a)(b)	3,000	3,002,169
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 1/25/22 (b)(c)(d)	719	718,629
Pretium Mortgage Credit Partners I LLC: Series 2016-NPL6, Class A1, 3.50%, 10/27/31 (b)(c)	306	307,745

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	21

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
Series 2017-NPL2, Class A1, 3.25%, 3/28/57 (b)(c)	$2,333	$2,334,004
Series 2017-NPL3, Class A1, 3.25%, 6/29/32 (b)(c)	1,415	1,413,445
Progress Residential Trust:
Series 2016-SFR1, Class E, (1 mo. LIBOR US + 3.850%), 5.08%, 9/17/33 (a)(b)	150	155,058
Series 2016-SFR2, Class A, (1 mo. LIBOR US + 1.400%), 2.63%, 1/17/34 (a)(b)	500	507,176
Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 4.78%, 1/17/34 (a)(b)	200	206,325
Series 2017-SFR1, Class A, 2.77%, 8/17/34 (b)	1,439	1,439,460
Regatta V Funding Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.300%), 3.61%, 10/25/26 (a)(b)	250	250,501
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.370%), 2.74%, 4/15/29 (a)(b)(d)	1,500	1,500,638
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.400%), 6.77%, 4/15/29 (a)(b)(d)	1,000	912,839
Seneca Park CLO Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 4.80%, 7/17/26 (a)(b)	250	250,006
Shackleton CLO Ltd., Series 2014-5A, Class AR, (3 mo. LIBOR US + 1.140%), 2.45%, 5/07/26 (a)(b)(d)	1,000	1,000,425
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 2.80%, 7/20/30 (a)(b)	1,500	1,513,191
SLM Private Credit Student Loan Trust, Series 2005-B, Class B, (3 mo. LIBOR US + 0.400%), 1.72%, 6/15/39 (a)	3,184	3,084,950
SLM Private Education Loan Trust, Series 2013-B, Class B, 3.00%, 5/16/44 (b)	2,500	2,514,792
SMB Private Education Loan Trust:
Series 2015-C, Class B, 3.50%, 9/15/43 (b)	1,995	1,971,393
Series 2015-C, Class C, 4.50%, 9/17/46 (b)	1,000	1,010,216
Sound Point CLO IV Ltd.:
Series 2013-3A, Class CR, (3 mo. LIBOR US + 2.250%), 3.56%, 1/21/26 (a)(b)(d)	1,000	1,002,507
Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/21/26 (a)(b)(d)	500	500,212
Sound Point CLO V Ltd., Series 2014-1A, Class E, (3 mo. LIBOR US + 4.250%), 5.55%, 4/18/26 (a)(b)	1,000	975,199
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.300%), 2.61%, 1/23/27 (a)(b)(d)	250	251,282
Sound Point CLO X Ltd., Series 2015-3A, Class E, (3 mo. LIBOR US + 6.750%), 8.06%, 1/20/28 (a)(b)	750	757,412
Sound Point CLO XI Ltd.:
Series 2016-1A, Class A, (3 mo. LIBOR US + 1.650%), 2.96%, 7/20/28 (a)(b)	250	252,895
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.950%), 8.26%, 7/20/28 (a)(b)	500	504,390
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (3 mo. LIBOR US + 1.660%), 2.97%, 10/20/28 (a)(b)	250	252,626
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.390%), 2.70%, 1/23/29 (a)(b)	1,500	1,510,678
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 2.03%, 1/25/35 (a)	390	367,960

Asset-Backed Securities	Par (000)	Value
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (b)	$1,973	$1,986,054
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (b)	2,000	2,013,970
Series 2015-AA, Class B, 3.62%, 11/15/24 (b)	250	251,781
Series 2015-AA, Class D, 6.31%, 11/15/24 (b)	1,000	1,017,670
Series 2016-AA, Class B, 3.80%, 11/15/29 (b)	3,500	3,546,020
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (b)(c)(d)	1,017	1,019,863
Series 2017-NPB1, Class A1, 3.60%, 5/17/22 (b)(c)(d)	1,846	1,850,234
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 2.33%, 10/15/25 (a)(b)	750	749,493
Symphony CLO XVI Ltd., Series 2015-16A, Class E, (3 mo. LIBOR US + 5.450%), 6.75%, 7/15/28 (a)(b)	750	741,075
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.400%), 4.71%, 10/20/26 (a)(b)(d)	1,000	1,005,056
THL Credit Wind River CLO Ltd.:
Series 2013-2A, Class A1, (3 mo. LIBOR US + 1.450%), 2.75%, 1/18/26 (a)(b)	250	249,999
Series 2013-2A, Class B1, (3 mo. LIBOR US + 1.850%), 3.15%, 1/18/26 (a)(b)	1,000	999,996
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (b)(c)	77	77,021
Series 2016-2II, Class A, 3.47%, 8/27/36 (b)(c)	219	217,752
Series 2016-3II, Class A, 3.60%, 10/27/36 (b)(c)	642	644,023
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (b)(c)	76	75,619
Series 2016-2III, Class A, 3.47%, 8/27/36 (b)(c)	553	550,659
Series 2016-3III, Class A, 3.60%, 10/27/36 (b)(c)	1,439	1,432,862
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (b)(c)	540	541,765
Series 2016-2IV, Class A, 3.47%, 8/27/36 (b)(c)	320	319,248
Series 2016-3IV, Class A, 3.60%, 10/27/36 (b)(c)	688	690,668
Venture XVII CLO Ltd., Series 2014-17A, Class B2R, (3 mo. LIBOR US + 1.600%), 2.90%, 7/15/26 (a)(b)	250	250,168
Venture XXII CLO Ltd., Series 2015-22A, Class E, (3 mo. LIBOR US + 6.750%), 8.05%, 1/15/28 (a)(b)	500	501,006
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 5.56%, 1/20/29 (a)(b)	500	508,993
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.500%), 5.81%, 7/20/28 (a)(b)	1,000	1,009,818
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 2.86%, 1/20/29 (a)(b)	500	501,978
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 5/25/47 (b)(c)	2,149	2,155,010

See Notes to Financial Statements.

22	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series A Portfolio

Asset-Backed Securities	Par (000)	Value
VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%, 4/25/59 (b)(c)	$2,093	$2,100,911
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.13%, 6/25/47 (b)(c)(d)	1,338	1,341,312
Voya CLO Ltd., Series 2014-3A, Class A1, (3 mo. LIBOR US + 1.420%), 2.73%, 7/25/26 (a)(b)	1,000	1,001,244
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.42%, 9/25/36 (a)	294	148,806
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 1.39%, 10/25/36	122	99,890
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.320%), 2.43%, 4/20/29 (a)(b)(d)	1,500	1,500,577
Wheels SPV 2 LLC, Series 2016-1A, Class A3, 1.87%, 5/20/25 (b)	3,500	3,488,417
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22	460	469,588
York CLO 1 Ltd.:
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.350%), 3.66%, 1/22/27 (a)(b)(d)	700	697,070
Series 2014-1A, Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/22/27 (a)(b)	1,500	1,487,648
Total Asset-Backed Securities — 55.7%		235,412,616

Corporate Bonds
Banks — 0.0%
Washington Mutual Escrow Bonds:
0.00% (d)(g)(h)(i)	500	—
0.00% (d)(g)(h)(i)	250	—
Total Corporate Bonds — 0.0%		—

Floating Rate Loan Interests
Capital Markets — 0.8%
LSTAR Securities Financing Vehicle I LLC, Term Loan, 3.73%, 5/10/25 (d)	1,714	1,698,466
LSTAR Securities Financing Vehicle II LLC, Term Loan, 3.24%, 6/16/25	1,611	1,592,870

		3,291,336
Equity Real Estate Investment Trusts (REITs) — 0.2%
JAX MEZZ LLC, Mezzanine Loan, (1 mo. LIBOR US + 5.500%), 6.73%, 10/04/21 (d)(j)	1,000	995,000
Total Floating Rate Loan Interests — 1.0%		4,286,336

Non-Agency Mortgage-Backed Securities	Par 000	Value
Collateralized Mortgage Obligations — 7.6%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (b)(c)	$336	$330,463
Series 2016-A, Class A, 4.25%, 8/25/64 (b)(c)	374	377,840
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 1.45%, 10/25/46 (a)	176	138,577
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 1.81%, 11/25/46 (a)	1,270	738,279
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 1.59%, 2/25/47 (a)	49	32,709
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (b)(c)	99	99,524
APS Resecuritization Trust:
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 4.09%, 9/27/46 (a)(b)(d)	676	682,873
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 3.84%, 4/27/47 (a)(b)(d)	192	193,839
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 5/01/33 (b)(d)(e)	473	482,387
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.41%, 9/25/47 (e)	241	197,443
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)	279	247,320
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 1.52%, 8/25/36 (a)	2,374	2,393,276
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 1.41%, 3/25/37 (a)	552	490,634
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.45%, 6/25/37 (a)	50	44,493
CHL Mortgage Pass-Through Trust, Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.400%), 2.64%, 8/25/35 (a)	1,853	1,616,268
CIM Trust, Series 2017-6, Class A1, 3.02%, 6/25/57	3,947	3,926,632
Countrywide Alternative Loan Trust:
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.320%), 1.56%, 11/20/35 (a)	1,066	995,237
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.300%), 1.54%, 1/25/36 (a)	761	617,184
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 1.89%, 2/25/36 (a)	937	853,158
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.49%, 7/25/46 (a)	2,434	1,939,094
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	320	239,410
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 1.73%, 3/25/47 (a)	447	365,525

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	23

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par 000	Value
Collateralized Mortgage Obligations (continued)
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 1.35%, 8/27/36 (a)(b)(d)	$214	$168,639
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (b)(d)	137	137,668
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 7/25/36 (e)	42	35,724
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 2.89%, 3/25/36 (a)	38	35,070
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 1.59%, 3/25/35 (a)(b)	112	102,186
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 1.59%, 1/25/36 (a)(b)	86	73,936
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 2.39%, 12/25/37 (a)	77	75,734
LSTAR Commercial Mortgage Trust, Series 2016-7, Class A1, (1 mo. LIBOR US + 2.000%), 3.24%, 12/01/21 (a)(b)	750	750,163
LSTAR Securities Investment Ltd.:
Series 2017-2, Class A1, (1 mo. LIBOR US + 2.000%), 3.24%, 2/01/22 (a)(b)(d)	1,833	1,834,152
Series 2017-3, Class A1, (1 mo. LIBOR US + 2.000%), 3.24%, 4/01/22 (a)(b)(d)	754	755,425
LSTAR Securities Investment Trust, Series 2016-5, Class A1, (1 mo. LIBOR US + 2.000%), 3.24%, 11/01/21 (a)(b)(d)	515	520,071
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.45%, 5/25/36 (b)(e)	2,102	1,856,070
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 1.57%, 4/16/36 (a)(b)	462	392,833
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.88%, 11/26/35 (a)(b)	100	91,126
RALI Trust, Series 2006-QO6, Class A2, (1 mo. LIBOR US + 0.230%), 1.47%, 6/25/46 (a)	5,103	2,502,777
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 1.58%, 6/25/35 (a)(b)	208	192,011
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 1.64%, 9/25/35 (a)(b)	1,462	1,300,194
Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.50%, 10/25/47 (e)	2,100	2,130,408
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.45%, 5/25/46 (a)	73	60,046
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.350%), 1.59%, 6/25/35 (a)(b)	1,628	1,422,578
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (b)	81	70,304
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.320%), 1.56%, 4/25/37 (a)	501	472,703
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)	240	201,491

		32,183,474

Non-Agency Mortgage-Backed Securities	Par 000	Value
Commercial Mortgage-Backed Securities — 25.1%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 6/05/37 (b)(e)	$1,910	$1,822,632
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 3.35%, 9/15/34 (a)(b)	2,960	2,906,122
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 1/14/29 (b)	500	554,410
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (e)	17	17,100
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class F, (1 mo. LIBOR US + 3.500%), 4.73%, 9/15/26 (a)(b)	769	767,956
Series 2015-200P, Class F, 3.72%, 4/14/33 (b)(e)	894	864,696
Series 2015-ASHF, Class B, (1 mo. LIBOR US + 1.710%), 2.94%, 1/15/28 (a)(b)	1,000	1,002,147
Series 2015-ASHF, Class C, (1 mo. LIBOR US + 2.000%), 3.23%, 1/15/28 (a)(b)	3,000	3,007,128
Series 2015-ASHF, Class D, (1 mo. LIBOR US + 3.000%), 4.23%, 1/15/28 (a)(b)	1,500	1,504,458
Series 2016-ISQ, Class E, 3.73%, 8/14/34 (b)(d)(e)	300	275,695
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (b)	495	506,211
Bayview Commercial Asset Trust:
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 1.60%, 4/25/36 (a)(b)	41	39,044
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 1.50%, 7/25/37 (a)(b)	81	76,876
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 1.69%, 9/25/37 (a)(b)	1,455	1,354,386
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 2.24%, 10/25/37 (a)(b)	1,873	1,808,371
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 2.74%, 12/25/37 (a)(b)	4,500	3,313,171
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class B, 5.79%, 12/11/40 (e)	876	928,436
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (e)	25	25,043
BWAY Mortgage Trust:
Series 2013-1515, Class C, 3.45%, 3/10/33 (b)	250	249,274
Series 2013-1515, Class D, 3.63%, 3/10/33 (b)	100	99,258
Series 2013-1515, Class F, 4.06%, 3/10/33 (b)(e)	810	789,655
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL1, (1 mo. LIBOR US + 2.850%), 4.09%, 5/15/29 (a)(b)	1,000	1,000,778
BXP Trust:
Series 2017-GM, Class A, 3.38%, 6/13/39 (b)(d)	1,000	1,017,900
Series 2017-GM, Class D, 3.54%, 6/13/39 (b)(d)(e)	1,000	961,345
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (b)(e)	190	192,608

See Notes to Financial Statements.

24	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par 000	Value
Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.28%, 4/15/44 (b)(e)	$1,000	$1,070,496
Series 2016-C3, Class D, 3.05%, 1/10/48 (b)(e)	170	125,315
Series 2016-C4, Class C, 5.04%, 5/10/58 (e)	130	134,723
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class F, 3.91%, 4/10/28 (b)(e)	1,000	993,743
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 2.83%, 7/15/28 (a)(b)	1,060	1,059,999
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 3.38%, 7/15/28 (a)(b)	1,290	1,290,807
CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class AFX, 2.76%, 2/10/33 (b)	1,736	1,738,525
Chicago Skyscraper Trust:
Series 2017-SKY, Class D, (1 mo. LIBOR US + 2.250%), 3.73%, 2/15/30 (a)(b)	990	999,925
Series 2017-SKY, Class F, (1 mo. LIBOR US + 4.100%), 5.33%, 2/15/30 (a)(b)	1,000	1,010,021
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.63%, 5/10/35 (b)(e)	100	101,104
Series 2013-375P, Class D, 3.63%, 5/10/35 (b)(e)	100	99,794
Series 2013-375P, Class E, 3.63%, 5/10/35 (b)(e)	2,100	2,045,979
Series 2014-GC21, Class C, 4.78%, 5/10/47 (e)	1,000	1,028,969
Series 2015-GC27, Class C, 4.58%, 2/10/48 (e)	1,000	954,777
Series 2015-SHP2, Class A, (1 mo. LIBOR US + 1.280%), 2.52%, 7/15/27 (a)(b)	400	399,993
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 6.44%, 7/15/27 (a)(b)	750	752,836
Series 2015-SSHP, Class A, (1 mo. LIBOR US + 1.150%), 2.38%, 9/15/27 (a)(b)	300	299,993
Series 2015-SSHP, Class D, (1 mo. LIBOR US + 3.050%), 4.28%, 9/15/27 (a)(b)	100	100,396
Series 2016-C1, Class C, 5.12%, 5/10/49 (e)	10	10,407
Series 2016-GC37, Class D, 2.79%, 4/10/49 (b)	1,300	1,001,663
Series 2016-P3, Class D, 2.80%, 4/15/49 (b)(e)	539	413,183
Series 2016-SMPL, Class E, 4.51%, 9/10/31 (b)	510	520,650
Citigroup/Deutsche Bank Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48	1,243	1,275,206
Series 2007-CD5, Class AJ, 6.58%, 11/15/44 (e)	484	483,672
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 4.74%, 6/11/32 (a)(b)	790	790,742
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.83%, 6/10/44 (b)(e)	566	583,834
Series 2013-WWP, Class D, 3.90%, 3/10/31 (b)	110	113,651
Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 4.47%, 8/13/27 (a)(b)	1,100	1,104,573
Series 2014-PAT, Class F, (1 mo. LIBOR US + 2.441%), 3.76%, 8/13/27 (a)(b)	1,000	981,939
Series 2014-TCW, Class D, (1 mo. LIBOR US + 2.250%), 3.49%, 2/13/32 (a)(b)	750	752,904

Non-Agency Mortgage-Backed Securities	Par 000	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-TWC, Class E, (1 mo. LIBOR US + 3.250%), 4.49%, 2/13/32 (a)(b)	$100	$100,600
Series 2015-3BP, Class F, 3.35%, 2/10/35 (b)(e)	100	90,663
Series 2015-CR23, Class CMC, 3.81%, 5/10/48 (b)(e)	1,900	1,917,344
Series 2015-CR23, Class CMD, 3.81%, 5/10/48 (b)(e)	4,100	4,035,396
Series 2015-CR23, Class D, 4.40%, 5/10/48 (e)	732	602,696
Series 2015-CR23, Class E, 3.23%, 5/10/48 (b)	160	97,600
Series 2015-CR25, Class D, 3.95%, 8/10/48 (e)	750	604,047
Series 2015-LC19, Class C, 4.40%, 2/10/48 (e)	2,500	2,533,729
Series 2015-LC19, Class D, 2.87%, 2/10/48 (b)	100	80,677
Series 2016-667M, Class D, 3.28%, 10/10/36 (b)(e)	500	473,541
Series 2017-DLTA, Class E, (1 mo. LIBOR US + 1.964%), 3.21%, 8/13/32 (a)(b)	970	954,881
Series 2017-DLTA, Class F, (1 mo. LIBOR US + 2.581%), 3.83%, 8/13/32 (a)(b)	920	901,341
Core Industrial Trust:
Series 2015-TEXW, Class D, 3.98%, 2/10/34 (b)(e)	100	101,342
Series 2015-TEXW, Class E, 3.98%, 2/10/34 (b)(e)	279	276,342
Series 2015-TEXW, Class F, 3.98%, 2/10/34 (b)(e)	1,000	964,353
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, (1 mo. LIBOR US + 1.400%), 2.63%, 11/15/33 (a)(b)	420	422,569
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.46%, 11/12/43 (b)(e)	1	1,089
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39 (b)(e)	500	514,080
Credit Suisse Mortgage Capital Certificates:
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 2.83%, 11/15/33 (a)(b)	240	240,912
Series 2017-1, Class A, 4.50%, 3/25/21 (b)	953	966,036
Series 2017-CHOP, Class E, (1 mo. LIBOR US + 3.300%), 4.53%, 7/15/32 (a)(b)(d)	1,448	1,449,825
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.91%, 1/15/49 (e)	10	10,450
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (b)(e)	220	177,613
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.12%, 3/25/27 (b)(e)	3,000	3,018,980
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (b)(e)	1,500	1,502,559
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (b)(e)	1,100	1,092,666
GP Portfolio Trust, Series 2014-GPP, Class E, (1 mo. LIBOR US + 4.100%), 5.33%, 2/15/27 (a)(b)	125	122,345
GS Mortgage Securities Corp. II:
Series 2013-KING, Class D, 3.55%, 12/10/27 (b)(e)	1,000	1,005,415

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	25

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par 000	Value
Commercial Mortgage-Backed Securities (continued)
Series 2013-KING, Class E, 3.55%, 12/10/27 (b)(e)	$3,200	$3,181,984
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.80%, 6/10/47 (b)(e)	1,110	931,664
Series 2015-GC32, Class C, 4.56%, 7/10/48 (e)	1,970	1,989,569
Series 2015-GC32, Class D, 3.35%, 7/10/48	1,500	1,242,237
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48 (b)(e)	1,190	1,138,080
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-CBM, Class E, (1 mo. LIBOR US + 3.850%), 5.08%, 10/15/29 (a)(b)	1,250	1,249,999
Series 2014-PHH, Class B, (1 mo. LIBOR US + 1.850%), 2.83%, 8/15/27 (a)(b)	210	210,000
Series 2015-JP1, Class C, 4.90%, 1/15/49 (e)	315	329,411
Series 2015-UES, Class E, 3.74%, 9/05/32 (b)(e)	600	601,619
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (b)	250	250,567
Series 2016-WPT, Class A, (1 mo. LIBOR US + 1.450%), 2.68%, 10/15/33 (a)(b)	150	150,469
Series 2017-JP5, Class D, 4.80%, 3/15/50 (b)(e)	1,240	1,213,939
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.72%, 3/18/51 (b)(e)	5	5,069
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 1.49%, 3/25/37 (a)(b)	467	435,049
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 2.94%, 11/24/31 (a)(b)	160	161,003
Lone Star Portfolio Trust:
Series 2015-LSP, Class B, (1 mo. LIBOR US + 2.600%), 3.83%, 9/15/28 (a)(b)	589	589,456
Series 2015-LSP, Class B, (1 mo. LIBOR US + 6.900%), 8.13%, 9/15/28 (a)(b)	768	780,309
Series 2015-LSP, Class D, (1 mo. LIBOR US + 4.000%), 5.23%, 9/15/28 (a)(b)	85	86,489
Series 2015-LSP, Class E, (1 mo. LIBOR US + 5.600%), 6.83%, 9/15/28 (a)(b)	1,067	1,082,437
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.53%, 9/12/42 (b)(e)	1,000	1,075,358
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.27%, 7/15/50 (b)(e)	2,000	1,605,298
Series 2015-C25, Class D, 3.07%, 10/15/48	830	672,329
Series 2015-C26, Class C 4.56%, 10/15/48 (e)	1,000	1,022,914
Series 2015-C26, Class D, 3.06%, 10/15/48 (b)	1,280	1,033,934
Series 2017-C33, Class C, 4.56%, 5/15/50 (e)	910	936,910
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.56%, 7/13/29 (b)(e)	500	503,736

Non-Agency Mortgage-Backed Securities	Par 000	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-CPT, Class F, 3.56%, 7/13/29 (b)(e)	$100	$100,079
Series 2014-CPT, Class G, 3.56%, 7/13/29 (b)(e)	100	98,347
Series 2017-H1, Class D, 2.55%, 6/15/50 (b)	1,010	782,609
Series 2017-PRME, Class D, (1 mo. LIBOR US + 3.400%), 4.63%, 2/15/34 (a)(b)	840	843,408
Olympic Tower Mortgage Trust:
Series 2017-OT, Class D, 4.08%, 5/10/39 (b)(e)	930	931,032
Series 2017-OT, Class E, 4.08%, 5/10/39 (b)(e)	1,340	1,284,032
RAIT Trust, Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.500%), 3.73%, 6/15/37 (a)(b)	880	879,998
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, (1 mo. LIBOR US + 2.000%), 3.23%, 7/15/34 (a)(b)(d)	590	589,999
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, (1 mo. LIBOR US + 2.430%), 3.67%, 6/25/45 (a)(b)(d)	86	86,575
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.08%, 12/13/29 (b)(e)	500	512,752
VNDO Trust, Series 2016-350P, Class E, 4.03%, 1/10/35 (b)(e)	400	385,830
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (e)	118	118,415
Wells Fargo Commercial Mortgage Trust: Series 2015-C27, Class D, 3.77%, 2/15/48 (b)	1,000	751,705
Series 2015-NXS3, Class D, 3.15%, 9/15/57 (b)	500	352,923
Series 2015-NXS4, Class D, 3.75%, 12/15/48 (e)	2,432	2,172,087
Series 2016-C34, Class C, 5.20%, 6/15/49 (e)	130	135,682
Series 2016-C37, Class C, 4.64%, 12/15/49 (e)	500	516,346
Series 2016-NXS5, Class D, 5.04%, 1/15/59 (e)	750	733,101
Series 2017-C39, Class D, 4.50%, 9/15/50 (b)(e)	750	710,241

		106,048,600
Interest Only Commercial Mortgage-Backed Securities — 3.5%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.31%, 11/15/48 (b)(e)	12,391	578,548
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.05%, 9/15/48 (e)	977	53,075
Series 2017-BNK3, Class XD, 1.44%, 2/15/50 (b)(e)	10,000	917,100
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XB, 0.30%, 8/10/35 (b)(e)	12,500	223,875
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.92%, 5/10/58 (e)	371	40,840
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class XE, 1.38%, 10/10/47 (b)(e)	1,000	67,508
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.20%, 2/10/50 (e)	11,768	886,809

See Notes to Financial Statements.

26	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series A Portfolio

Non-Agency Mortgage-Backed Securities	Par 000	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2015-CR23, Class XA, 1.13%, 5/10/48 (e)	$7,501	$ 370,469
Series 2015-CR23, Class XD, 1.16%, 5/10/48 (b)(e)	13,697	947,421
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.20%, 11/15/48 (e)	2,201	126,960
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 6/10/50 (d)(e)	11,214	797,988
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.17%, 4/10/47 (e)	868	43,906
Series 2016-GS3, Class XA, 1.40%, 10/10/49 (e)	5,949	498,779
Hospitality Mortgage Trust, Series 2017-HIT, Class XCP, 1.20%, 5/08/30 (b)(d)(e)	98,914	1,655,651
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4, Class XC, 0.75%, 12/15/49 (b)(d)(e)	8,570	468,779
Series 2017-C5, Class XB, 0.47%, 3/15/50 (e)	30,000	852,600
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 8/15/49 (b)(e)	17,400	750,984
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.39%, 3/10/50 (b)(e)	13,980	727,275
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.34%, 12/15/47 (b)(d)(e)	220	13,544
Series 2015-C25, Class XA, 1.29%, 10/15/48 (e)	3,264	220,169
Series 2015-C26, Class XA, 1.26%, 10/15/48 (e)	622	40,785
Series 2016-C29, Class XA, 1.81%, 5/15/49 (e)	2,373	242,541
Series 2016-C29, Class XB, 1.12%, 5/15/49 (e)	1,020	74,505
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.36%, 6/15/50 (b)(e)	8,625	1,358,524
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 5/10/39 (b)(d)(e)	28,100	963,268
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 2/10/32 (b)(e)	110,000	652,300
Series 2017-1MKT, Class XNCP, 0.00%, 2/10/32 (b)(e)	22,000	22,000
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (b)(e)	1,000	86,810
Series 2016-C33, Class XA, 1.97%, 3/15/59 (e)	4,442	466,074
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.29%, 8/15/47 (e)	10,653	585,118

		14,734,205
Total Non-Agency Mortgage-Backed Securities — 36.2%		152,966,279

U.S. Government Sponsored Agency Securities	Par 000	Value
Collateralized Mortgage Obligations — 2.9%
Fannie Mae:
Series 2016-C02, Class 1M2, (1 mo. LIBOR US + 6.000%) 7.24%, 9/25/28 (a)	$50	$ 57,926
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.250%) 5.49%, 1/25/29 (a)	231	252,876
Series 2016-C06, Class 1M2, (1 mo. LIBOR US + 4.250%) 5.49%, 4/25/29 (a)	68	75,407
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.750%) 6.99%, 7/25/29 (a)	775	860,103
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + 3.550%) 4.79%, 7/25/29 (a)	1,664	1,755,349
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.000%) 4.24%, 10/25/29 (a)	106	109,380
Series 2017-C04, Class 2M2, (1 mo. LIBOR US + 2.850%) 4.09%, 11/25/29 (a)	515	522,245
Series 2017-C05, Class 1M2,(1 mo. LIBOR US + 2.200%) 3.44%, 1/25/30 (a)	251	247,799
Freddie Mac:
Series 2016-DNA4, Class M3,(1 mo. LIBOR US +3.800%) 5.04%, 3/25/29 (a)	2,000	2,161,270
Series 2017-DNA1, Class B1, (1 mo. LIBOR US + 4.950%) 6.19%, 7/25/29 (a)	1,000	1,044,777
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.250%) 4.49%, 7/25/29 (a)	1,500	1,567,629
Series 2017-DNA2, Class M2,(1 mo. LIBOR US +3.450%) 4.69%, 10/25/29 (a)	250	264,339
Series 2017-DNA3, Class M2, 3.73%, 3/25/30 (a)	3,000	3,009,023
Series 2017-HQA2, Class M2, (1 mo. LIBOR US + 2.650%) 3.89%, 12/25/29 (a)	250	250,940

		12,179,063
Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae, Series 2017-M8, Class A2, 3.06%, 5/25/27 (e)	1,080	1,096,128
Freddie Mac:
Series KPLB, Class A, 2.77%, 5/25/25	380	381,659
Series K065, Class A2, 3.24%, 4/25/27	1,460	1,507,492

		2,985,279
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae, Series 2016-M4, Class X2, 2.80%, 1/25/39 (e)	9,022	1,068,527
Freddie Mac:
Series K056, Class X1, 1.40%, 5/25/26 (e)	486	42,539
Series K065, Class X1, 0.82%, 4/25/27 (e)	17,993	981,931
Series K721, Class X1, 0.46%, 8/25/22 (e)	12,899	179,607
Series KW01, Class X1, 1.12%, 1/25/26 (e)	1,181	73,498

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	27

Schedule of Investments (continued)	Series A Portfolio

U.S. Government Sponsored Agency Securities	Par 000	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Ginnie Mae:
Series 2014-112, Class IO, 1.06%, 1/16/48 (e)	$4,721	$ 266,192
Series 2016-87, Class IO, 1.01%, 8/16/58 (e)	472	35,168
Series 2017-111, Class IO, 0.74%, 2/16/59 (e)	12,971	991,773

		3,639,235
Total U.S. Government Sponsored Agency Securities — 4.5%		18,803,577

		Value
Total Long-Term Investments (Cost — $408,862,980) — 97.4%		$411,468,808

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.90% (k)	22,499,795	22,499,795
Total Short-Term Securities (Cost — $22,499,795) — 5.3%		22,499,795
Total Investments (Cost — $431,362,775) — 102.7%		433,968,603
Liabilities in Excess of Other Assets — (2.7)%		(11,421,132)

Net Assets — 100.0%		$422,547,471

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Amount is less than $500.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Non-income producing security.

(i)	Perpetual security with no stated maturity date.

(j)	Variable rate security. Rate shown is the rate in effect as of period end. (k) Annualized 7-day yield as of period end.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

28	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series A Portfolio

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	$598	$(4,171)	$ 195	$(4,366)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	$528	(3,685)	(391)	(3,294)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	$369	(2,572)	73	(2,645)
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	$ 40	6,041	2,595	3,446
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	$ 40	6,042	2,596	3,446
CMBX.NA.6.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	5/11/63	$ 40	6,042	2,385	3,657
Total						$ 7,697	$7,453	$ 244
OTC Credit Default Swaps — Sell Protection

Reference Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	$ 120	$ (6,710)	$ (11,622)	$ 4,912
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	9/17/58	Not Rated	$5,000	(218,649)	(264,858)	46,209
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	$ 500	(21,865)	(27,056)	5,191
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	9/17/58	Not Rated	$5,000	(633,617)	(648,103)	14,486
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$1,000	(118,855)	(90,392)	(28,463)
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$ 500	(59,427)	(54,518)	(4,909)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	5/11/63	BBB-	$ 40	(6,042)	(3,238)	(2,804)
Total							$(1,065,165)	$(1,099,787)	$ 34,622

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$7,844	$1,100,178	$81,347	$46,481

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	29

Schedule of Investments (continued)	Series A Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$89,191	—	—	—	—	$ 89,191

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,146,659	—	—	—	—	$1,146,659

For the six months ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	—	$158,062	—	—	—	—	$158,062

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	—	$ 31,337	—	—	—	—	$ 31,337

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — buy protection	$1,615,000
Average notional value — sell protection	$12,410,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC[1]	$89,191	$1,146,659

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$89,191	$1,146,659
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$89,191	$1,146,659

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

30	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series A Portfolio

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Deutsche Bank AG	$14,754	$(14,754)	—	—	—
Goldman Sachs International	46,209	(46,209)	—	—	—
J.P. Morgan Securities LLC	12,083	—	—	—	$12,083
Morgan Stanley & Co. International PLC .	16,145	(16,145)	—	—	—

Total	$89,191	$(77,108)	—	—	$12,083

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Credit Suisse International	$ 6,042	—	—	—	$ 6,042
Deutsche Bank AG	837,081	$(14,754)	—	$(690,000)	132,327
Goldman Sachs International	264,858	(46,209)	—	—	218,649
Morgan Stanley & Co. International PLC .	38,678	(16,145)	—	—	22,533

Total	$1,146,659	$(77,108)	—	$(690,000)	$379,551

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$230,692,688	$4,719,928	$235,412,616
Corporate Bonds[1]	—	—	—	—
Floating Rate Loan Interests[1]	—	—	4,286,336	4,286,336
Non-Agency Mortgage-Backed Securities	—	145,668,981	7,297,298	152,966,279
U.S. Government Sponsored Agency Securities	—	18,803,577	—	18,803,577
Short-Term Securities	$22,499,795	—	—	22,499,795

Total	$22,499,795	$395,165,246	$16,303,562	$433,968,603

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$81,347	—	$81,347
Liabilities:
Credit contracts	—	(46,481)	—	(46,481)
Total	—	$34,866	—	$34,866

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	31

Schedule of Investments (concluded)	Series A Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of March 31, 2017	$16,802,196	—	$993,500	$7,641,500	$1,001,600	$26,438,796
Transfers into Level 3	67,238	—	—	—	—	67,238
Transfers out of Level 3[1]	(12,810,938)	—	—	(1,170,240)	—	(13,981,178)
Accrued discounts/premiums	—	—	—	—	—	—
Net realized gain (loss)	(4,152)	—	14,387	1,534	58,836	70,605
Net change in unrealized appreciation (depreciation)[2,3]	(1,075,429)	$(5,764)	(15,026)	(1,663,366)	(60,436)	(2,820,021)
Purchases	3,000,000	5,764	4,779,651	2,646,876	—	10,432,291
Sales	(1,258,987)	—	(1,486,176)	(159,006)	(1,000,000)	(3,904,169)

Closing Balance, as of September 30, 2017	$4,719,928	—	$4,286,336	$7,297,298	—	$16,303,562

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[3]	$(476,069)	$(5,764)	$(15,026)	$(1,151,713)	—	$(1,648,572)

[1]

As of March 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

32	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017 (Unaudited)	Series C Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value
Banks — 2.5%
HSBC Holdings PLC, (USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00% (a)(b)	$520	$543,868
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 3.300%), 6.00% (a)(b)	525	570,937
(3 mo. LIBOR US + 3.330%), 6.10% (a)(b)	600	662,244
(3 mo. LIBOR US + 3.780%), 6.75% (a)(b)	2,250	2,573,572
(3 mo. LIBOR US + 3.470%), 7.90% (a)(b)	500	515,000
U.S. Bancorp, Series J, (3 mo. LIBOR US + 2.910%), 5.30% (a)(b)	1,075	1,171,750
Wells Fargo & Co.:
(3 mo. LIBOR US + 3.990%), 5.88% (a)(b)	2,300	2,559,900
(3 mo. LIBOR US + 3.770%), 7.98% (a)(b)	817	841,510

		9,438,781
Capital Markets — 0.3%
State Street Corp.:
(3 mo. LIBOR US + 1.000%), 2.32%, 6/15/47 (c)	1,075	980,723
(3 mo. LIBOR US + 3.600%), 5.25% (a)(b)	315	331,538

		1,312,261
Electric Utilities — 0.2%
Exelon Corp., 3.50%, 6/01/22	785	808,623
Industrial Conglomerates — 0.2%
General Electric Co., (3 mo. LIBOR US + 3.330%), 5.00% (a)(b)	598	632,505
Insurance — 0.6%
Allstate Corp., (3 mo. LIBOR US + 2.938%), 5.75%, 8/15/53 (a)	835	916,413
MetLife Capital Trust IV, 7.88%, 12/15/37 (d)	420	562,800
MetLife, Inc., (3 mo. LIBOR US + 3.575%), 5.25% (a)(b)	900	927,864

		2,407,077
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (b)(d)	2,200	2,348,500
Multi-Utilities — 0.1%
Dominion Resources, Inc., 2.96%, 7/01/19 (e)	345	349,958
Oil, Gas & Consumable Fuels — 0.2%
TransCanada Trust:
(3 mo. LIBOR US + 3.528%), 5.63%, 5/20/75 (a)	359	380,720
(3 mo. LIBOR US + 4.640%), 5.88%, 8/15/76 (a)	325	352,625

		733,345
Total Capital Trusts — 4.7%		18,031,050

Corporate Bonds	Par (000)	Value
Aerospace & Defense — 1.2%
Lockheed Martin Corp.:
3.10%, 1/15/23	$95	$97,848
3.55%, 1/15/26	145	149,661
4.07%, 12/15/42	575	584,504
4.09%, 9/15/52 (d)	124	123,999
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,316,454
Rockwell Collins, Inc.:
1.95%, 7/15/19	180	180,000
3.20%, 3/15/24	550	560,177
3.50%, 3/15/27	520	530,174
4.35%, 4/15/47	240	248,594
United Technologies Corp.:
6.05%, 6/01/36	450	569,890
4.50%, 6/01/42	340	365,390

		4,726,691
Air Freight & Logistics — 0.3%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (d)	67	66,602
FedEx Corp.:
3.25%, 4/01/26	120	121,589
4.10%, 2/01/45	475	469,190
4.40%, 1/15/47	597	620,597

		1,277,978
Airlines — 0.7%
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22	117	120,314
Series 2017-1, Class AA, 3.65%, 2/15/29	800	822,800
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/23 (d)	695	732,734
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	745	777,770
Virgin Australia Trust, Series 2013-1A, 5.00%, 4/23/25 (d)	163	170,551

		2,624,169
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19	501	505,258
Automobiles — 0.6%
BMW U.S. Capital LLC, 2.00%, 4/11/21 (d)	540	536,161
General Motors Co., 5.20%, 4/01/45	500	503,340
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (d)	1,075	1,073,930

		2,113,431

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	33

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Banks — 15.1%
Bank of America Corp.:
5.75%, 12/01/17	$1,755	$1,767,070
2.63%, 4/19/21	1,115	1,122,666
5.70%, 1/24/22	2,125	2,391,985
3.30%, 1/11/23	569	582,913
4.20%, 8/26/24	1,610	1,693,289
4.00%, 1/22/25	605	626,049
3.95%, 4/21/25	1,490	1,533,395
4.45%, 3/03/26	2,305	2,436,927
Barclays Bank PLC, 5.14%, 10/14/20	300	320,872
Barclays PLC:
2.75%, 11/08/19	805	813,447
3.25%, 1/12/21	900	916,227
3.20%, 8/10/21	825	837,672
5.20%, 5/12/26	975	1,040,963
4.84%, 5/09/28	820	849,463
BNP Paribas SA, 3.80%, 1/10/24 (d)	880	914,804
Citigroup, Inc.:
1.85%, 11/24/17	1,400	1,400,798
1.70%, 4/27/18	1,100	1,099,898
2.15%, 7/30/18	1,040	1,042,984
2.50%, 7/29/19	950	957,955
2.45%, 1/10/20	1,500	1,511,908
4.45%, 9/29/27	550	580,545
4.75%, 5/18/46	550	598,720
Citizens Bank N.A.:
2.50%, 3/14/19	525	528,699
2.55%, 5/13/21	330	331,381
Cooperatieve Rabobank UA, 4.63%, 12/01/23	700	752,210
HSBC Holdings PLC:
2.65%, 1/05/22	985	988,620
4.25%, 8/18/25	500	518,168
4.38%, 11/23/26	270	281,467
HSBC USA, Inc., 1.70%, 3/05/18	955	955,782
ING Bank NV, 2.50%, 10/01/19 (d)	950	958,416
ING Groep NV, (3 mo. LIBOR US + 1.150%), 2.48%, 3/29/22 (c)	1,040	1,058,515
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (d)	416	422,907
JPMorgan Chase & Co.:
2.20%, 10/22/19	1,655	1,664,870
2.25%, 1/23/20	1,800	1,809,691
2.30%, 8/15/21	665	664,496
2.70%, 5/18/23	2,275	2,275,602
(3 mo. LIBOR US + 1.337%), 3.78%, 2/01/28 (a)	2,050	2,109,602
(3 mo. LIBOR US + 1.360%), 3.88%, 7/24/38 (a)	1,300	1,310,567
4.95%, 6/01/45	1,170	1,332,191
Macquarie Bank Ltd., 1.60%, 10/27/17 (d)	1,300	1,300,175
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.470%), 2.79%, 5/15/23 (c)	1,170	1,178,927
(3 mo. LIBOR US + 1.480%), 3.50%, 5/15/23 (a)	715	719,389
6.00%, 12/19/23	348	384,860
Santander Holdings USA, Inc.:
(3 mo. LIBOR US + 1.450%), 2.77%, 11/24/17 (c)	945	946,871
2.70%, 5/24/19	1,475	1,486,635
Santander UK PLC:
2.50%, 3/14/19	975	983,855
5.00%, 11/07/23 (d)	1,753	1,895,047
U.S. Bancorp, 3.10%, 4/27/26	305	303,574
Wells Fargo & Co.:
2.50%, 3/04/21	985	991,756
3.50%, 3/08/22	1,500	1,557,951
4.13%, 8/15/23	350	370,522

Corporate Bonds	Par (000)	Value
Banks (continued)
3.00%, 10/23/26	$330	$322,691
5.61%, 1/15/44	200	242,090
4.65%, 11/04/44	980	1,048,549
4.90%, 11/17/45	456	508,643
4.40%, 6/14/46	440	456,856
4.75%, 12/07/46	530	581,868

		58,283,993
Beverages — 2.4%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21	1,400	1,422,737
3.30%, 2/01/23	2,775	2,877,049
3.65%, 2/01/26	3,413	3,530,791
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,000	1,008,308
Molson Coors Brewing Co.:
3.00%, 7/15/26	285	277,175
4.20%, 7/15/46	170	170,453

		9,286,513
Biotechnology — 1.6%
AbbVie, Inc.:
2.30%, 5/14/21	495	494,184
2.85%, 5/14/23	550	554,281
3.20%, 5/14/26	240	240,485
4.40%, 11/06/42	795	832,495
Amgen, Inc.:
2.20%, 5/22/19	169	169,787
4.40%, 5/01/45	100	105,869
4.66%, 6/15/51	927	1,016,746
Baxalta, Inc., 4.00%, 6/23/25	950	996,564
Gilead Sciences, Inc.:
3.25%, 9/01/22	135	139,435
4.50%, 2/01/45	323	347,059
4.75%, 3/01/46	391	437,824
4.15%, 3/01/47	740	758,075

		6,092,804
Capital Markets — 6.1%
Bank of New York Mellon Corp., 2.20%, 8/16/23	1,125	1,100,808
Credit Suisse AG:
1.70%, 4/27/18	965	965,760
3.00%, 10/29/21	665	682,756
3.63%, 9/09/24	1,150	1,194,196
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 6/09/23	547	566,229
Goldman Sachs Group, Inc.:
6.15%, 4/01/18	850	868,572
2.63%, 1/31/19	1,000	1,008,631
2.55%, 10/23/19	1,470	1,486,804
2.88%, 2/25/21	975	988,744
3.00%, 4/26/22	850	859,825
4.25%, 10/21/25	310	323,189
4.80%, 7/08/44	545	609,973
5.15%, 5/22/45	350	400,672
Morgan Stanley:
1.88%, 1/05/18	1,240	1,241,219
2.20%, 12/07/18	1,250	1,255,083
7.30%, 5/13/19	1,625	1,759,039
5.63%, 9/23/19	265	283,048
2.50%, 4/21/21	550	551,781
5.50%, 7/28/21	10	11,092
(3 mo. LIBOR US + 1.400%), 2.71%, 10/24/23 (c)	1,675	1,713,074
3.88%, 1/27/26	225	233,593
4.35%, 9/08/26	655	685,725

See Notes to Financial Statements.

34	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Capital Markets (continued)
UBS AG:
1.80%, 3/26/18	$1,460	$1,462,368
2.38%, 8/14/19	973	981,229
UBS Group Funding Jersey Ltd., 3.00%, 4/15/21 (d)	2,150	2,179,599

		23,413,009
Chemicals — 0.8%
Air Liquide Finance SA:
2.25%, 9/27/23 (d)	520	501,504
2.50%, 9/27/26 (d)	290	276,532
E.I. du Pont de Nemours & Co., (3 mo. LIBOR US + 0.530%), 1.84%, 5/01/20 (c)	560	564,723
Eastman Chemical Co., 4.65%, 10/15/44	350	370,388
LyondellBasell Industries NV, 5.00%, 4/15/19	1,250	1,296,991
Sherwin-Williams Co., 2.75%, 6/01/22	135	135,909

		3,146,047
Commercial Services & Supplies — 0.5%
Aviation Capital Group Corp., 6.75%, 4/06/21 (d)	1,575	1,780,267
Communications Equipment — 0.5%
Cisco Systems, Inc.:
1.85%, 9/20/21	1,025	1,014,241
2.50%, 9/20/26	1,035	1,004,763

		2,019,004
Consumer Finance — 4.1%
Capital One Bank USA N.A., 2.30%, 6/05/19	450	451,266
Capital One N.A.:
2.35%, 8/17/18	1,100	1,104,183
2.40%, 9/05/19	250	251,123
2.35%, 1/31/20	825	829,371
2.95%, 7/23/21	735	744,833
Discover Bank:
2.60%, 11/13/18	700	704,555
3.10%, 6/04/20	742	759,333
Discover Financial Services, 4.10%, 2/09/27	475	482,645
Ford Motor Credit Co. LLC:
1.72%, 12/06/17	1,275	1,275,089
2.88%, 10/01/18	1,250	1,262,580
2.94%, 1/08/19	1,415	1,430,935
General Motors Financial Co., Inc.:
2.40%, 4/10/18	1,100	1,103,504
3.25%, 5/15/18	660	665,909
6.75%, 6/01/18	325	335,536
3.15%, 1/15/20	760	773,282
3.20%, 7/06/21	565	574,931
4.35%, 1/17/27	1,205	1,238,256
Synchrony Financial:
(3 mo. LIBOR US + 1.400%), 2.71%, 11/09/17 (c)	1,200	1,201,247
2.60%, 1/15/19	615	618,939

		15,807,517
Containers & Packaging — 0.1%
International Paper Co., 4.35%, 8/15/48	450	452,586
Diversified Financial Services — 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21	425	449,664
GE Capital International Funding Co., 4.42%, 11/15/35	1,386	1,507,133
General Electric Capital Corp.:
6.75%, 3/15/32	308	426,533
6.15%, 8/07/37	205	271,835
HSBC Finance Corp., 6.68%, 1/15/21	318	359,704

Corporate Bonds	Par (000)	Value
Diversified Financial Services (continued)
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/24 (d)	$2,140	$2,124,547
Voya Financial, Inc., 2.90%, 2/15/18	303	304,316

		5,443,732
Diversified Telecommunication Services — 3.6%
AT&T Inc.:
5.20%, 3/15/20	800	856,521
3.80%, 3/15/22	385	401,042
0.00%, 11/27/22 (d)(f)	2,000	1,680,369
3.90%, 8/14/27	475	475,925
4.50%, 5/15/35	750	740,465
5.25%, 3/01/37	630	662,998
5.15%, 3/15/42	325	328,467
4.30%, 12/15/42	76	70,834
4.80%, 6/15/44	65	63,238
4.35%, 6/15/45	105	96,371
4.75%, 5/15/46	203	195,223
5.45%, 3/01/47	525	555,351
Verizon Communications, Inc.:
2.95%, 3/15/22	1,035	1,052,537
3.38%, 2/15/25 (d)	909	912,160
4.50%, 8/10/33	550	563,525
4.27%, 1/15/36	800	785,923
5.25%, 3/16/37	745	816,994
4.81%, 3/15/39	865	892,946
3.85%, 11/01/42	950	841,453
4.86%, 8/21/46	265	268,621
5.01%, 4/15/49	1,025	1,047,975
4.67%, 3/15/55	412	392,470

		13,701,408
Electric Utilities — 5.1%
American Transmission Systems, Inc., 5.25%, 1/15/22 (d)	400	439,395
Duke Energy Carolinas LLC:
5.25%, 1/15/18	450	454,819
3.75%, 6/01/45	420	422,472
Duke Energy Corp., 2.65%, 9/01/26	390	372,962
Duke Energy Progress LLC, 6.30%, 4/01/38	750	1,009,562
E.ON International Finance BV, 5.80%, 4/30/18 (d)	1,100	1,124,307
Emera U.S. Finance LP:
2.15%, 6/15/19	185	185,074
4.75%, 6/15/46	370	396,764
Entergy Arkansas, Inc., 3.70%, 6/01/24	825	865,163
Entergy Corp., 4.00%, 7/15/22	700	740,805
Eversource Energy, 1.60%, 1/15/18	125	124,994
Exelon Corp., 3.40%, 4/15/26	200	201,110
Florida Power & Light Co., 5.95%, 2/01/38	800	1,054,615
Georgia Power Co., 2.00%, 9/08/20	635	633,147
Great Plains Energy, Inc., 5.29%, 6/15/22 (g)	745	820,155
Kentucky Utilities Co., 5.13%, 11/01/40	375	448,776
MidAmerican Energy Holdings Co., 5.30%, 3/15/18	2,170	2,205,842
Northern States Power Co., 6.20%, 7/01/37	725	965,273
Ohio Power Co., 6.60%, 3/01/33	675	864,720
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42	660	806,129
PacifiCorp, 6.00%, 1/15/39	450	590,973
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,137,891
3.15%, 4/01/22	775	789,761
Southern Co.:
2.35%, 7/01/21	785	780,634

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	35

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Electric Utilities (continued)
2.95%, 7/01/23	$1,740	$1,748,870
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (d)	445	465,298

		19,649,511
Energy Equipment & Services — 0.3%
Halliburton Co., 3.80%, 11/15/25	950	975,468
Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.:
2.80%, 6/01/20	1,000	1,015,153
3.30%, 2/15/21	265	271,538
4.70%, 3/15/22	525	568,803
3.13%, 1/15/27	825	791,435
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,073,707
Crown Castle International Corp.:
3.40%, 2/15/21	1,453	1,495,950
2.25%, 9/01/21	265	261,344
5.25%, 1/15/23	807	893,352
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	806,974
Simon Property Group LP, 1.50%, 2/01/18 (d)	725	725,052

		7,903,308
Food & Staples Retailing — 0.3%
CVS Health Corp., 5.30%, 12/05/43	175	204,584
Walgreens Boots Alliance, Inc.:
3.45%, 6/01/26	195	194,348
4.80%, 11/18/44	630	669,342

		1,068,274
Food Products — 0.4%
Kraft Heinz Foods Co.:
3.00%, 6/01/26	1,135	1,087,207
5.00%, 6/04/42	250	266,357
4.38%, 6/01/46	365	360,413

		1,713,977
Gas Utilities — 0.5%
Atmos Energy Corp., 8.50%, 3/15/19	800	875,312
Fortis, Inc./Canada, 2.10%, 10/04/21	945	927,841

		1,803,153
Health Care Equipment & Supplies — 3.0%
Abbott Laboratories:
2.35%, 11/22/19	1,345	1,355,954
3.75%, 11/30/26	1,000	1,026,101
4.75%, 11/30/36	385	425,218
4.75%, 4/15/43	117	123,852
4.90%, 11/30/46	160	178,709
Becton Dickinson and Co.:
2.13%, 6/06/19	845	847,326
2.68%, 12/15/19	88	89,057
(3 mo. LIBOR US + 1.030%), 2.35%, 6/06/22 (c)	1,525	1,533,277
Covidien International Finance SA, 6.00%, 10/15/17	2,300	2,303,300
Medtronic, Inc.:
3.15%, 3/15/22	960	994,034
3.50%, 3/15/25	950	990,766
4.63%, 3/15/44	500	558,476
4.63%, 3/15/45	715	813,272
Stryker Corp., 3.50%, 3/15/26	160	164,286

		11,403,628
Health Care Providers & Services — 2.5%
Aetna, Inc.:
1.70%, 6/07/18	720	720,479

Corporate Bonds	Par (000)	Value
Health Care Providers & Services (continued)
2.80%, 6/15/23	$350	$352,153
3.50%, 11/15/24	395	412,199
3.88%, 8/15/47	360	363,890
Anthem, Inc.:
4.35%, 8/15/20	700	742,089
5.10%, 1/15/44	300	345,711
Cigna Corp., 3.25%, 4/15/25	618	625,869
Coventry Health Care, Inc., 5.45%, 6/15/21	850	936,298
HCA, Inc.:
5.25%, 6/15/26	1,060	1,142,150
4.50%, 2/15/27	565	577,712
5.50%, 6/15/47	430	445,586
UnitedHealth Group, Inc.:
3.35%, 7/15/22	75	78,325
2.88%, 3/15/23	1,175	1,198,128
3.75%, 7/15/25	770	817,132
4.63%, 11/15/41	645	723,746
4.75%, 7/15/45	120	138,583

		9,620,050
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20	85	86,606
4.88%, 12/09/45	365	410,876

		497,482
Household Durables — 0.3%
Newell Brands, Inc.:
3.85%, 4/01/23	850	893,012
4.20%, 4/01/26	235	247,464
5.50%, 4/01/46	125	147,853

		1,288,329
Industrial Conglomerates — 0.3%
Eaton Corp., 4.15%, 11/02/42	375	376,441
Tyco Electronics Group SA, 3.50%, 2/03/22	600	623,164

		999,605
Insurance — 1.3%
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	889,097
American International Group, Inc.:
6.40%, 12/15/20	485	545,289
3.30%, 3/01/21	220	226,683
3.90%, 4/01/26	740	770,467
Aon PLC, 4.00%, 11/27/23	1,760	1,873,542
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26	600	626,398
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (d)	90	124,144

		5,055,620
Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc.:
2.40%, 2/22/23 (d)	550	548,654
2.80%, 8/22/24 (d)	525	527,016
3.15%, 8/22/27 (d)	1,975	1,989,103

		3,064,773
Internet Software & Services — 0.3%
Alibaba Group Holding Ltd., 1.63%, 11/28/17	975	974,713
IT Services — 0.9%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	1,590	1,655,696
3.50%, 4/15/23	330	340,145
5.00%, 10/15/25	119	132,559

See Notes to Financial Statements.

36	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds		Par (000)	Value
IT Services (continued)
Visa, Inc.:
2.80%, 12/14/22	$	510	$521,498
3.15%, 12/14/25		620	635,194

			3,285,092
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., 6.00%, 3/01/20		820	890,905
Thermo Fisher Scientific, Inc.:
2.15%, 12/14/18		220	220,977
3.00%, 4/15/23		180	182,975

			1,294,857
Machinery — 0.5%
John Deere Capital Corp.:
1.35%, 1/16/18		790	789,889
2.38%, 7/14/20		830	837,340
2.65%, 6/24/24		215	214,004

			1,841,233
Media — 3.3%
21st Century Fox America, Inc., 6.40%, 12/15/35		306	388,439
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 7/23/22		1,075	1,137,378
4.20%, 3/15/28 (d)		565	571,726
6.38%, 10/23/35		325	380,128
6.48%, 10/23/45		2,425	2,846,168
5.38%, 5/01/47 (d)		100	103,887
6.83%, 10/23/55		57	69,191
Comcast Corp.:
4.25%, 1/15/33		650	698,956
6.50%, 11/15/35		550	734,375
3.20%, 7/15/36		610	572,557
4.50%, 1/15/43		225	239,778
4.60%, 8/15/45		700	770,122
Cox Communications, Inc., 3.35%, 9/15/26 (d)		115	112,536
Discovery Communications LLC:
2.95%, 3/20/23		345	345,912
3.95%, 3/20/28		575	570,879
5.20%, 9/20/47		335	339,943
Grupo Televisa SAB, 6.63%, 1/15/40		500	608,044
Sky PLC, 2.63%, 9/16/19 (d)		200	201,361
Time Warner Cable LLC:
8.25%, 4/01/19		695	755,653
4.50%, 9/15/42		137	129,841
Time Warner, Inc.:
3.60%, 7/15/25		305	306,089
3.88%, 1/15/26		592	599,243
3.80%, 2/15/27		315	315,073

			12,797,279
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
3.75%, 6/15/25		74	78,025
7.13%, 7/15/28		550	731,454
Southern Copper Corp., 5.88%, 4/23/45		425	484,024

			1,293,503
Multiline Retail — 0.2%
Target Corp., 2.50%, 4/15/26		850	814,081
Multi-Utilities — 2.2%
Berkshire Hathaway Energy Co.:
5.75%, 4/01/18		1,475	1,505,814

Corporate Bonds		Par (000)	Value
Multi-Utilities (continued)
4.50%, 2/01/45	$	900	$973,195
CMS Energy Corp., 5.05%, 3/15/22		1,644	1,812,078
Dominion Gas Holdings LLC, 2.50%, 12/15/19		845	852,017
Dominion Resources, Inc., 1.88%, 1/15/19		525	524,336
NiSource Finance Corp., 5.25%, 2/15/43		440	512,026
Pacific Gas & Electric Co., 3.85%, 11/15/23		575	610,030
Virginia Electric & Power Co.:
6.00%, 1/15/36		900	1,153,048
4.45%, 2/15/44		350	383,942

			8,326,486
Oil, Gas & Consumable Fuels — 7.4%
Anadarko Petroleum Corp., 6.60%, 3/15/46		500	619,032
Cenovus Energy, Inc., 4.25%, 4/15/27 (d)		425	421,380
Chevron Corp., 2.19%, 11/15/19		255	257,401
Cimarex Energy Co., 3.90%, 5/15/27		940	957,045
Concho Resources, Inc., 3.75%, 10/01/27		1,170	1,175,205
ConocoPhillips Co., 4.95%, 3/15/26		600	676,333
Devon Energy Corp.:
3.25%, 5/15/22		731	739,648
5.00%, 6/15/45		204	214,972
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		485	585,657
Enbridge, Inc., 4.25%, 12/01/26		840	883,440
Encana Corp., 6.50%, 5/15/19		750	798,122
Energy Transfer Partners LP:
6.70%, 7/01/18		925	956,978
5.20%, 2/01/22		5	5,419
6.50%, 2/01/42		560	633,587
5.30%, 4/15/47		375	375,852
Enterprise Products Operating LLC:
6.45%, 9/01/40		525	661,261
5.70%, 2/15/42		490	584,260
4.90%, 5/15/46		300	327,743
Hess Corp., 5.80%, 4/01/47		600	616,626
Kerr-McGee Corp., 7.88%, 9/15/31		450	572,124
Kinder Morgan Energy Partners LP:
6.50%, 4/01/20		390	426,418
7.30%, 8/15/33		800	976,571
5.00%, 3/01/43		490	487,765
5.50%, 3/01/44		525	552,316
Kinder Morgan, Inc.:
2.00%, 12/01/17		80	80,026
6.50%, 9/15/20		925	1,022,212
3.15%, 1/15/23		750	754,046
5.55%, 6/01/45		265	285,516
Marathon Petroleum Corp., 4.75%, 9/15/44		381	379,025
Noble Energy, Inc., 5.25%, 11/15/43		425	445,782
Pioneer Natural Resources Co.:
6.88%, 5/01/18		880	905,189
3.45%, 1/15/21		255	260,731
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		900	898,169
4.90%, 2/15/45		300	278,898
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		1,020	1,101,701
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		750	811,700
5.63%, 4/15/23		700	775,852
5.75%, 5/15/24		425	472,801
Schlumberger Norge AS, 4.20%, 1/15/21 (d)		975	1,026,976
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		800	799,460

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	37

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Texas Eastern Transmission LP, 2.80%, 10/15/22 (d)	$	1,400	$1,378,374
Western Gas Partners LP, 5.38%, 6/01/21		1,025	1,097,721
Williams Partners LP, 4.50%, 11/15/23		1,300	1,383,712

			28,663,046
Pharmaceuticals — 4.3%
Allergan Funding SCS:
3.00%, 3/12/20		1,800	1,837,670
3.45%, 3/15/22		1,780	1,845,706
3.80%, 3/15/25		900	934,658
4.55%, 3/15/35		900	960,221
4.85%, 6/15/44		425	462,787
EMD Finance LLC, 1.70%, 3/19/18 (d)		1,800	1,801,354
Johnson & Johnson:
2.45%, 3/01/26		510	500,792
3.55%, 3/01/36		560	576,244
Merck & Co., Inc., 2.35%, 2/10/22		310	311,072
Mylan NV:
2.50%, 6/07/19		332	333,310
3.95%, 6/15/26		325	330,884
Mylan, Inc., 2.60%, 6/24/18		968	972,788
Pfizer, Inc.:
5.20%, 8/12/20		900	987,091
4.30%, 6/15/43		250	272,723
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21		1,310	1,305,420
2.88%, 9/23/23		1,445	1,436,008
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		514	517,666
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 7/21/21		415	399,564
2.80%, 7/21/23		340	324,289
Wyeth LLC, 5.95%, 4/01/37		425	556,261

			16,666,508
Professional Services — 0.3%
Dun & Bradstreet Corp., 3.50%, 12/01/17		1,300	1,302,577
Road & Rail — 1.0%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		500	636,888
Canadian National Railway Co., 6.25%, 8/01/34		575	757,050
Canadian Pacific Railway Co., 7.25%, 5/15/19		500	541,832
Kansas City Southern, 2.35%, 5/15/20		370	368,998
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (d)		1,000	1,026,770
Union Pacific Corp., 4.05%, 3/01/46		355	369,337

			3,700,875
Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.:
2.50%, 12/05/21		340	340,705
3.50%, 12/05/26		195	196,926
Applied Materials, Inc., 3.30%, 4/01/27		705	718,057
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (d)		2,035	2,046,241
3.00%, 1/15/22 (d)		1,425	1,448,772
3.63%, 1/15/24 (d)		1,055	1,083,883
3.88%, 1/15/27 (d)		375	386,239
KLA-Tencor Corp., 4.65%, 11/01/24		40	43,333
NVIDIA Corp.:
2.20%, 9/16/21		490	487,552

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
3.20%, 9/16/26	$	1,185	$1,178,836
NXP BV/NXP Funding LLC, 4.63%, 6/01/23 (d)		775	833,125
QUALCOMM, Inc.:
(3 mo. LIBOR US + 0.360%), 1.68%, 5/20/19 (c)		1,020	1,023,921
(3 mo. LIBOR US + 0.450%), 1.77%, 5/20/20 (c)		440	442,787

			10,230,377
Software — 2.8%
Microsoft Corp.:
1.55%, 8/08/21		1,325	1,301,603
2.00%, 8/08/23		1,150	1,126,695
2.88%, 2/06/24		990	1,011,700
2.40%, 8/08/26		1,235	1,193,701
4.10%, 2/06/37		530	574,370
3.75%, 2/12/45		466	472,820
4.45%, 11/03/45		517	582,252
3.70%, 8/08/46		370	373,123
Oracle Corp.:
2.40%, 9/15/23		2,050	2,038,393
2.65%, 7/15/26		1,190	1,168,901
4.13%, 5/15/45		850	886,877
4.00%, 7/15/46		161	166,588

			10,897,023
Specialty Retail — 0.3%
Home Depot, Inc.:
4.40%, 3/15/45		215	236,683
4.25%, 4/01/46		335	360,662
Lowe’s Cos., Inc., 3.70%, 4/15/46		425	412,273
QVC, Inc., 4.38%, 3/15/23		250	259,668

			1,269,286
Technology Hardware, Storage & Peripherals — 2.0%
Apple Inc.:
(3 mo. LIBOR US + 0.500%), 1.81%, 2/09/22 (c)		1,725	1,748,668
2.85%, 2/23/23		1,010	1,034,205
3.25%, 2/23/26		855	878,252
2.45%, 8/04/26		1,050	1,013,098
2.90%, 9/12/27		375	372,224
4.38%, 5/13/45		960	1,043,172
3.85%, 8/04/46		730	737,917
Dell International LLC/EMC Corp., 8.35%, 7/15/46 (d)		595	764,178

			7,591,714
Tobacco — 2.2%
Altria Group, Inc.:
2.63%, 9/16/26		210	202,170
4.50%, 5/02/43		450	482,046
BAT Capital Corp.:
3.22%, 8/15/24 (d)		1,235	1,238,043
3.56%, 8/15/27 (d)		640	646,433
Imperial Brands Finance PLC, 2.05%, 2/11/18 (d)		950	950,502
Philip Morris International, Inc., 3.88%, 8/21/42		700	694,381
Reynolds American, Inc.:
4.00%, 6/12/22		730	771,181
4.85%, 9/15/23		220	241,463
4.45%, 6/12/25		2,000	2,143,678

See Notes to Financial Statements.

38	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series C Portfolio

Corporate Bonds	Par (000)	Value
Tobacco (continued)
5.70%, 8/15/35	$550	$644,989
7.00%, 8/04/41	350	452,405

		8,467,291
Trading Companies & Distributors — 0.4%
Air Lease Corp., 3.38%, 6/01/21	540	557,002
International Lease Finance Corp., 5.88%, 4/01/19	885	932,258

		1,489,260
Wireless Telecommunication Services — 0.7%
America Movil SAB de CV, 5.00%, 3/30/20	468	500,590
Crown Castle Towers LLC, 6.11%, 1/15/20 (d)	1,450	1,549,304
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (d)	340	345,100
Vodafone Group PLC, 4.38%, 2/19/43	425	426,065

		2,821,059
Total Corporate Bonds — 88.2%		339,443,845

Foreign Agency Obligations
China — 0.2%
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	800	801,292
Mexico — 0.6%
Petroleos Mexicanos:
6.38%, 2/04/21	633	693,458
5.38%, 3/13/22 (d)	155	165,610
4.63%, 9/21/23	825	852,143
6.38%, 1/23/45	475	483,312

		2,194,523
Total Foreign Agency Obligations — 0.8%		2,995,815

Foreign Government Obligations
Colombia — 0.3%
Republic of Colombia:
5.63%, 2/26/44	413	461,734
5.00%, 6/15/45	560	576,100

		1,037,834
Indonesia — 0.1%
Republic of Indonesia, 4.13%, 1/15/25 (d)	350	367,315
Mexico — 0.4%
United Mexican States:
4.15%, 3/28/27	470	493,994
4.75%, 3/08/44	1,123	1,157,252

		1,651,246
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	366,125
Poland — 0.1%
Republic of Poland, 3.25%, 4/06/26	440	451,598
Uruguay — 0.1%
Republic of Uruguay, 5.10%, 6/18/50	375	395,625
Total Foreign Government Obligations — 1.1%		4,269,743

Taxable Municipal Bonds	Par (000)	Value
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	$1,000	$1,364,370
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	1,075	1,589,903
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,712,182
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,452,815
State of California GO:
7.30%, 10/01/39	510	748,211
7.63%, 3/01/40	1,125	1,722,195
7.60%, 11/01/40	430	671,591
Total Taxable Municipal Bonds — 2.4%		9,261,267

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.1%
Fannie Mae, 1.88%, 9/24/26	395	374,958

U.S. Treasury Obligations — 0.0%
U.S. Treasury Bonds, 3.00%, 5/15/47	150	154,348
Total Long-Term Investments (Cost — $361,624,438) — 97.3%		374,531,026

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.90% (h)	7,838,965	7,838,965
Total Short-Term Securities (Cost — $7,838,965) — 2.0%		7,838,965

Options Purchased
(Cost — $174,555) — 0.0%		131,340
Total Investments (Cost — $369,637,958)		382,501,331
Other Assets Less Liabilities — 0.6%		2,488,562

Net Assets — 0.6%		$384,989,893

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	39

Schedule of Investments (continued)	Series C Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(b)	Perpetual security with no stated maturity date.

(c)	Floating rate security. Rate shown is the rate in effect as of period end.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Zero-coupon bond.

(g)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.

(h)	Annualized 7-day yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (10 Year)	129	December 2017	$16,165	$(42,392)
U.S. Treasury Notes (2 Year)	135	December 2017	$29,120	(89,311)
U.S. Treasury Notes (5 Year)	24	December 2017	$2,820	(20,072)
U.S. Ultra Treasury Bonds	152	December 2017	$25,099	(381,776)

				(533,551)

Short Contracts
U.S. Treasury Bonds (30 Year)	(22)	December 2017	$3,362	47,283

				47,283
Total				$(486,268)

OTC Interest Rate Swaptions Purchased
	Counterparty	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund		Notional Amount (000)	Value
Description				Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap, 6/08/49	Citibank N.A.	6/06/19	3.50%	3-month LIBOR	Quarterly	3.50%	Semi-annual	$8,620	$131,340

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.38%	Semi-annual	3-month LIBOR	Quarterly	N/A		5/14/25	$1,900	$(39,323)	$29	$(39,352)
2.34%	Semi-annual	3-month LIBOR	Quarterly	12/29/17	[1]	11/15/43	$6,971	264,062	145	263,917
Total								$224,739	$174	$224,565

[1]	Forward swap.

See Notes to Financial Statements.

40	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series C Portfolio

OTC Credit Default Swaps — Buy Protection
Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Depreciation
Prudential Financial, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/21	$1,500	$(34,636)	$14,207	$(48,843)

OTC Credit Default Swaps — Sell Protection
Reference Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Upfront Premium Received	Unrealized Appreciation
Host Hotels & Resorts LP	1.00%	Quarterly	Credit Suisse International	3/20/19	BBB	$825	$11,435	$(1,486)	$12,921
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	6/20/21	BBB-	$1,875	(22,470)	(57,242)	34,772
Total							$(11,035)	$(58,728)	$47,693

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

Affiliate	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$174	—	$263,917	$39,352
OTC Derivatives	14,207	$58,728	47,693	48,843

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$47,283	—	$47,283
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	131,340	—	131,340
	Unrealized appreciation on OTC swaps;
Swaps — OTC.	Swap premiums paid	—	$61,900	—	—	—	—	61,900
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	263,917	—	263,917
Total		—	$61,900	—	—	$442,540	—	$504,440

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$533,551	—	$533,551
	Unrealized depreciation on OTC swaps;
Swaps — OTC.	Swap premiums received	—	$107,571	—	—	—	—	107,571
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	39,352	—	39,352
Total		—	$107,571	—	—	$572,903	—	$680,474

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	41

Schedule of Investments (continued)	Series C Portfolio

For the six months ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$934,272	—	$934,272
Options written	—	—	—	—	46,149	—	46,149
Swaps	—	$2,179	—	—	(410,889)	—	(408,710)

Total	—	$2,179	—	—	$569,532	—	$571,711

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(448,260)	—	$(448,260)
Options purchased[1]	—	—	—	—	(43,215)	—	(43,215)
Options written	—	—	—	—	1,329	—	1,329
Swaps	—	$7,278	—	—	248,707	—	255,985

Total	—	$7,278	—	—	$(241,439)	—	$(234,161)

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$58,223,571
Average notional value of contracts — short	$1,680,838
Options:
Average notional value of swaption contracts purchased	$4,310,000
Credit default swaps:
Average notional value — buy protection	$5,245,000
Average notional value — sell protection	$4,600,000
Interest rate swaps:
Average notional value — pays fixed rate	$7,135,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$61,561	$44,013
Options[1]	131,340	—
Swaps - Centrally cleared	—	64,372
Swaps - OTC[2]	61,900	107,571

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$254,801	$215,956
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(61,561)	(108,385)

Total derivative assets and liabilities subject to an MNA	$193,240	$107,571

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

42	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	Series C Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$131,340	—	—	—	$131,340
Credit Suisse International	12,921	$(1,486)	—	—	11,435
JPMorgan Chase Bank N.A.	14,207	(14,207)	—	—	—
Morgan Stanley & Co. International PLC	34,772	(34,772)	—	—	—

Total	$193,240	$(50,465)	—	—	$142,775

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Credit Suisse International	$1,486	$(1,486)	—	—	—
JPMorgan Chase Bank N.A.	48,843	(14,207)	—	—	$34,636
Morgan Stanley & Co. International PLC	57,242	(34,772)	—	—	22,470

Total	$107,571	$(50,465)	—	—	$57,106

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$374,531,026	—	$374,531,026
Short-Term Securities	$7,838,965	—	—	7,838,965
Options Purchased:
Interest rate contracts	—	131,340	—	131,340

Total	$7,838,965	$374,662,366	—	$382,501,331

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$47,693	—	$47,693
Interest rate contracts	$47,283	263,917	—	311,200
Liabilities:
Credit contracts	—	(48,843)	—	(48,843)
Interest rate contracts	(533,551)	(39,352)	—	(572,903)

Total	$(486,268)	$223,415	—	$(262,853)

[1]	See above Schedule of Investments for values in each security type.

[2]	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	43

Schedule of Investments September 30, 2017 (Unaudited)	Series E Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home for the Aging Project, Series S, RB, 5.50%, 6/01/30	$500	$552,065
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,191,480
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35	1,000	1,142,950

		2,886,495
Alaska — 0.4%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Series A, 4.63%, 6/01/23	315	320,513
Series A, 5.00%, 6/01/46	340	329,800

		650,313
Arizona — 2.0%
Arizona IDA:
RB, Academies Math & Science Project, Series B, 5.13%, 7/01/47 (a)	195	193,073
Refunding RB, Basis Schools Projects, Series A, 5.00%, 7/01/26 (a)	300	327,984
Refunding RB, Basis Schools Projects, Series A, 5.13%, 7/01/37 (a)	605	636,992
City of Phoenix IDA:
RB, Legacy Traditional Schools Project, 5.00%, 7/01/46 (a)	570	582,221
Refunding RB, Basis Schools Projects, 5.00%, 7/01/45 (a)	140	144,346
Refunding RB, Basis Schools Projects, Series A, 5.00%, 7/01/35 (a)	45	46,935
Refunding RB, Basis Schools Projects, Series A, 5.00%, 7/01/46 (a)	50	51,519
Refunding RB, Legacy Traditional Schools Project, 5.00%, 7/01/35 (a)	300	309,510
Refunding RB, Legacy Traditional Schools Project, 5.00%, 7/01/45 (a)	100	101,989
Maricopa County IDA, RB, Banner Health Project, Series A, 4.00%, 1/01/41	500	515,635
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	598,145

		3,508,349
Arkansas — 0.3%
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	255,555
5.00%, 12/01/42	250	276,768

		532,323
California — 13.0%
California County Tobacco Securitization Agency:
RB, Asset-Backed, 5.45%, 6/01/28	500	504,590
RB, Asset-Backed, 5.60%, 6/01/36	405	408,718
RB, Asset-Backed, 5.70%, 6/01/46	760	765,168
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 6/01/26	45	45,111
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 6/01/26	275	275,679
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 6/01/45	275	275,679
Refunding RB, Golden Gate Tobacco Project, Series A, 5.00%, 6/01/36	300	295,719
California Educational Facilities Authority, RB, Chapman University Project, 5.00%, 4/01/45	500	558,215

Municipal Bonds	Par (000)	Value
California (continued)
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Art Project, 4.00%, 11/01/45	$750	$772,462
California Municipal Finance Authority:
RB, John Adams Academics Project, 5.00%, 10/01/35	250	269,245
RB, John Adams Academics Project, 5.25%, 10/01/45	250	269,927
RB, Sycamore Academy Project, 5.63%, 7/01/44 (a)	150	154,267
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 2/01/46	650	716,131
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45 (a)	1,020	1,095,174
California School Finance Authority, RB:
Alliance College-Ready Public Schools Project, 5.00%, 7/01/51 (a)	300	325,227
Alta Public Schools Project, Series A, 6.75%, 11/01/45 (a)	250	272,637
California Statewide Communities Development Authority:
RB, Loma Linda University Medical Center Project, Series A, 5.25%, 12/01/56 (a)	100	109,770
Refunding RB, (AGM), 5.00%, 11/15/49	500	569,965
Refunding RB, 899 Charleston Project, Series A, 5.25%, 11/01/44	250	261,725
Refunding RB, Baptist University Project, Series A, 5.00%, 11/01/32 (a)	290	322,526
Refunding RB, Baptist University Project, Series A, 5.00%, 11/01/41 (a)	210	226,201
Refunding RB, CHF Irvine LLC Project, 5.00%, 5/15/34	1,750	2,015,702
Refunding RB, Front Porch Communities & Services Project, Series A, 4.00%, 4/01/36	600	615,768
Refunding RB, Front Porch Communities & Services Project, Series A, 4.00%, 4/01/42	1,170	1,187,585
Refunding RB, Front Porch Communities & Services Project, Series A, 5.00%, 4/01/47	1,000	1,127,300
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 5/01/43	85	85,592
Series B, 5.63%, 5/01/29	120	120,696
Series B, 6.00%, 5/01/43	315	315,794
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 9/01/44	250	271,642
City of Los Angeles Department of Airports, RB, AMT, Los Angeles International Airport Project, 5.00%, 5/15/46	1,000	1,137,160
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 9/01/44	500	536,940
Golden State Tobacco Securitization Corp, Refunding RB, Asset-Backed, Senior, Series A-1:
5.00%, 6/01/33	335	334,631
5.75%, 6/01/47	1,115	1,115,000
Lancaster Redevelopment Agency Successor Agency, Refunding Tax Allocation Bonds, (AGM), Combined Redevelopment Project, 5.00%, 8/01/33	1,200	1,397,232
Norman Y Mineta San Jose International Airport, Refunding RB:
AMT, Series A, 5.00%, 3/01/35	500	577,980
Series B, 5.00%, 3/01/47	285	327,189

See Notes to Financial Statements.

44	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
California (continued)
Oakland Unified School District, GO, Series A, 5.00%, 8/01/40	$350	$404,912
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	590,885
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay’s Redevelopment Project, Sub-Series D, 0.00%, 8/01/31 (a)(b)	580	283,980
Tobacco Securitization Authority of Southern California, Refunding RB, Senior, Series A-1:
5.00%, 6/01/37	970	969,709
5.13%, 6/01/46	575	574,184

		22,484,017
Colorado — 3.4%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	155	157,065
City & County of Denver, Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 10/01/32	910	990,089
Colorado Educational & Cultural Facilities Authority, Refunding RB, Charter School-University Project, 5.00%, 12/15/45 (a)	500	523,965
Colorado Health Facilities Authority:
RB, Catholic Health Initiatives Project, Series A, 5.00%, 7/01/38	215	228,201
RB, Catholic Health Initiatives Project, Series A, 5.25%, 1/01/40	815	872,376
RB, Catholic Health Initiatives Project, Series A, 5.25%, 1/01/45	610	650,248
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 7/01/39	400	408,736
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 2/01/41	200	208,342
Refunding RB, Sunny Vista Living Center Project, Series A, 6.13%, 12/01/45 (a)	130	136,500
Refunding RB, Sunny Vista Living Center Project, Series A, 6.25%, 12/01/50 (a)	130	137,211
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	529,435
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	925	1,043,076

		5,885,244
Connecticut — 0.4%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	215	226,920
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 2/01/45 (a)	98	102,513
Refunding RB, Priority District Project, Series C, 6.25%, 2/01/30 (a)	330	350,038

		679,471
Delaware — 0.3%
Delaware State EDA, RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	505	524,771
Florida — 3.4%
Babcock Ranch Community Independent Special District, Special Assessment Bonds, 4.25%, 11/01/21	340	342,910
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	500	549,705
Cape Coral Health Facilities Authority, Refunding RB, Senior Housing Gulf Care Project, 5.88%, 7/01/40 (a)	250	268,247
Capital Trust Agency, Inc., RB, Gardens Apartments Project, Series A, 5.00%, 7/01/50	500	522,840

Municipal Bonds	Par (000)	Value
Florida (continued)
Celebration Pointe Community Development District, Special Assessment Bonds: 5.13%, 5/01/45	$250	$252,562
Alachua County Project, 4.00%, 5/01/22 (a)	100	101,973
Florida Development Finance Corp., RB:
5.00%, 8/01/29 (a)(c)	470	482,699
Renaissance Charter School Project, Series A, 6.13%, 6/15/44	45	47,199
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	259,665
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	386,484
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.88%, 5/01/35	250	254,673
Village of Lakewood Ranch Project, Series S, 4.00%, 5/01/21	100	102,587
Village of Lakewood Ranch Project, Series S, 5.13%, 5/01/46	170	177,001
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems Obligation Project:
5.13%, 7/01/38	500	544,615
5.13%, 7/01/46	390	420,225
Orange County Health Facilities Authority:
RB, Presbyterian Retirement Community Project, 5.00%, 8/01/35	250	273,888
Refunding RB, Presbyterian Retirement Community Project, 5.00%, 8/01/41	695	751,948
Trout Creek Community Development District, Special Assessment Bonds, 5.63%, 5/01/45	250	251,443

		5,990,664
Georgia — 1.1%
Fulton County Development Authority, RB, RAN, WellStar Health System Obligated Group Project, Series A, 5.00%, 4/01/47	1,000	1,119,540
Fulton County Residential Care Facilities for the Elderly Authority Retirement Facility, Refunding RB, Lenbrook Square Foundation, Inc. Project, 5.00%, 7/01/42	500	540,630
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 8/15/54	250	293,052

		1,953,222
Hawaii — 0.1%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 1/01/45 (a)	220	220,117
Illinois — 6.2%
City of Chicago, GO, Refunding, Series A:
5.00%, 1/01/36	250	262,992
6.00%, 1/01/38	275	318,098
City of Chicago, O’Hare International Airport Revenue:
Refunding RB, Senior Lien, Series D, 5.00%, 1/01/39	260	287,362
Refunding RB, Series D, 5.00%, 1/01/46	1,000	1,122,560
City of Chicago, Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 1/01/39	500	540,670
Cook County Community College District No. 508, GO, 5.25%, 12/01/30	920	1,005,689
Illinois Finance Authority, Refunding RB:

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	45

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Illinois (continued)
Lutheran Home & Services Project, 5.50%, 5/15/30	$500	$523,605
Presence Health Network Project, Series C, 5.00%, 2/15/36	1,500	1,672,140
Presence Health Network Project, Series C, 5.00%, 2/15/41	650	716,956
Senior, Rogers Park Montessori School Project, 6.13%, 2/01/45	150	157,482
Southern Illinois Healthcare Enterprises, Inc. Project, 4.00%, 3/01/35	600	613,236
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 6/15/53	390	418,435
Refunding RB, McCormick Project, Series B-2, 5.00%, 6/15/50	500	503,110
Refunding RB, McCormick Project, Series B-2, 5.25%, 6/15/50	350	356,962
State of Illinois, GO:
5.25%, 2/01/30	1,000	1,087,410
4.13%, 11/01/31	300	300,933
5.00%, 3/01/35	235	245,497
5.00%, 3/01/37	300	311,547
5.00%, 5/01/39	275	287,862

		10,732,546
Indiana — 1.5%
City of Vincennes, Refunding RB, Southwest Industrial Regional Youth Village Factory Project, 6.25%, 1/01/29 (a)	485	470,891
County of Allen RB, StoryPoint Fort Wayne Project:
6.63%, 1/15/34 (a)	100	105,411
6.75%, 1/15/43 (a)	200	210,762
6.88%, 1/15/52 (a)	120	126,431
Indiana Finance Authority:
RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	1,000	1,085,460
Refunding RB, Marquette Project, 4.75%, 3/01/32	270	274,946
Town of Chesterton RB, StoryPoint Chesterton Project, Series A, 6.38%, 1/15/51 (a)	265	267,425

		2,541,326
Iowa — 0.8%
Iowa Finance Authority Refunding RB, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	750	766,320
5.25%, 12/01/25	310	328,175
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.50%, 6/01/42	240	239,976

		1,334,471
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Health Project, Series A, 5.25%, 6/01/41	500	553,075
Louisiana — 1.5%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 9/15/44 (a)	475	496,114
Parish of St. John the Baptist RB, Marathon Oil Corp. Projects, Series A, 5.13%, 6/01/37	2,170	2,175,317

		2,671,431

Municipal Bonds	Par (000)	Value
Maryland — 1.8%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 7/01/44	$250	$252,997
City of Baltimore, Refunding RB, Baltimore Research Park Project, Series A, 4.00%, 9/01/27	100	102,805
City of Rockville, RB, Ingelside at King Farm Project, Series B, 4.50%, 11/01/43 (d)	480	481,613
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	150	164,484
Maryland Economic Development Corp:
RB, AMT, Green Bonds, Purple Line Light Rail Project, 5.00%, 3/31/51	620	681,237
Refunding RB, University of Maryland Project, 5.00%, 7/01/39	100	107,920
Refunding RB, Towson University Project, 5.00%, 7/01/37	700	752,955
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Meritus Medical Center Project, 5.00%, 7/01/40	500	546,270

		3,090,281
Massachusetts — 3.8%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 7/01/44	500	550,755
RB, Emerson College Project, Series A, 5.00%, 1/01/47	500	554,245
RB, Green Bonds, Boston Medical Center Project, 5.00%, 7/01/44	180	195,388
RB, Seven Hills Foundation & Affiliates Project, 5.00%, 9/01/35	250	264,717
RB, Seven Hills Foundation & Affiliates Project, 5.00%, 9/01/45	335	353,144
RB, University of Massachusetts Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,092,390
Refunding RB, Covanta Energy Project, Series B, 4.88%, 11/01/42 (a)	350	350,129
Refunding RB, Emerson College Project, Series A, 5.00%, 1/01/37	500	573,420
Refunding RB, Emmanuel College Project, Series A, 5.00%, 10/01/35	750	853,642
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A:
4.45%, 12/01/42	640	666,970
4.50%, 12/01/47	1,015	1,066,247

		6,521,047
Michigan — 1.7%
Michigan Finance Authority, Refunding RB, AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 7/01/44	250	265,495
Michigan Tobacco Settlement Finance Authority, RB, Turbo Project, Series A, 6.88%, 6/01/42	500	508,155
Wayne County Airport Authority:
RB, AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	250	276,935
RB, Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	557,930
RB, Series D, 5.00%, 12/01/40	500	567,710

See Notes to Financial Statements.

46	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Michigan (continued)
Refunding RB, AMT, Junior Lien, Series B, 5.00%, 12/01/32 (d)	$750	$863,948

		3,040,173
Minnesota — 0.9%
City of Brooklyn Park, RB, Athlos Leadership Academy Project, 5.25%, 7/01/30	350	355,988
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 7/01/37	605	638,844
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB:
Great River School Project, Series A, 5.50%, 7/01/38 (a)	240	244,697
Hmong College Prep Academy Project, Series E, 5.50%, 9/01/36	310	321,486

		1,561,015
Mississippi — 0.1%
Mississippi Business Finance Corp., RB, AMT, Waste Pro USA, Inc. Project, 5.00%, 2/01/36 (a)(c)	190	195,033
Missouri — 0.5%
Kansas City IDA, Refunding RB, Kansas City United Methodist Church Project:
5.75%, 11/15/36 (a)	220	217,122
6.00%, 11/15/46 (a)	155	154,944
6.00%, 11/15/51 (a)	100	98,155
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 5/01/35	400	401,940

		872,161
Montana — 1.8%
Lewis & Clark County School District No. 1, GO, School Building Project:
4.00%, 7/01/36	820	878,835
4.00%, 7/01/37	1,000	1,068,280
Missoula High School District No. 1, GO, School Building Project, 4.00%, 7/01/37	955	1,026,845
Montana Board of Housing, RB, State Single Family Housing Project, Series A-2, 4.00%, 12/01/45	225	229,849

		3,203,809
Nebraska — 0.3%
Douglas County Hospital Authority No. 3,
Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	500	553,165
New Jersey — 8.5%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/22	850	921,085
5.25%, 11/01/39	250	260,337
5.25%, 11/01/44	560	579,046
Essex County Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	250	251,377
New Jersey EDA:
RB, AMT, Continental Airlines, Inc. Project, 4.88%, 9/15/19	400	413,016
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 4/01/31	100	115,424
RB, AMT, Private Activity — The Goethals Project, 5.38%, 1/01/43	500	557,015
RB, Provident Group-Kean Properties Project, 5.00%, 7/01/32	200	220,522
RB, Series WW, 5.25%, 6/15/40	1,000	1,087,020
Refunding RB, 5.00%, 6/15/23	200	221,334

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Refunding RB, 5.00%, 6/15/24	$705	$776,135
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 8/01/49 (a)	250	249,975
Refunding RB, Series DDD, 5.00%, 6/15/42 (d)	125	133,815
Refunding RB, Sub-Series A, 4.00%, 7/01/32	1,150	1,156,325
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Obligated Project, 4.25%, 7/01/44	395	412,909
Barnabas Health Obligated Project, 5.00%, 7/01/44	220	241,353
St. Joseph’s Healthcare System Obligated Project, 5.00%, 7/01/41	1,250	1,360,763
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,000	1,120,470
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Notes, Series A-1, 5.00%, 6/15/28	1,700	1,906,108
Transportation Program, Series AA, 5.00%, 6/15/38	570	604,311
Transportation Program, Series AA, 5.25%, 6/15/41	205	222,839
Transportation Program, Series AA, 5.00%, 6/15/44	30	31,749
Transportation Program, Series AA, 5.00%, 6/15/44	30	31,548
Transportation Program, Series AA, 5.00%, 6/15/46	450	478,350
Transportation Program, Series B, 5.00%, 6/15/42	280	292,796
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	1,090	1,060,003

		14,705,625
New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	325	352,638
New York — 9.0%
Amherst Development Corp., Refunding RB, (AGM), UBF Faculty-Student Housing Corp. Project, Series A, 3.38%, 10/01/42 (d)	425	418,642
Build NYC Resource Corp., Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 1/01/35 (a)	285	306,307
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	1,000	1,016,660
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 5/01/44	195	208,872
Dutchess County Industrial Development Agency, Refunding RB, Bard College Civic Facility Project, Series A-1, 5.00%, 8/01/46	530	445,009
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 6/01/45	495	486,154
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 7/01/44	500	536,350
MTA Hudson Rail Yards Trust Obligations, RB, Series A, 5.00%, 11/15/56	955	1,068,941
Nassau County Tobacco Settlement Corp, Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	135	133,847
New York Counties Tobacco Trust IV, Refunding RB, Series A:
6.25%, 6/01/41 (a)	550	565,054
5.00%, 6/01/42	915	889,041

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	47

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
New York (continued)
5.00%, 6/01/45	$225	$213,554
New York Counties Tobacco Trust VI, Refunding RB, 5.00%, 6/01/51	500	514,280
New York Liberty Development Corp.:
Refunding RB, Class 1-3 World Trade Center Project, 5.00%, 11/15/44 (a)	1,000	1,089,060
Refunding RB, Class 2-3 World Trade Center Project, 5.38%, 11/15/40 (a)	150	166,104
Refunding RB, Class 3-3 World Trade Center Project, 7.25%, 11/15/44 (a)	100	118,783
New York State Dormitory Authority, Refunding RB, Orange Regional Medical Center Project, 5.00%, 12/01/35 (a)	215	235,343
New York Transportation Development Corp.:
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 7/01/34	500	549,800
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 7/01/41	1,470	1,620,146
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 8/01/20	400	429,092
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 8/01/21	200	218,326
Port Authority of New York & New Jersey, Refunding RB, AMT, Consolidated Bonds, 206th Series, 5.00%, 11/15/37	945	1,100,008
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	347	369,324
Westchester County Local Development Corp., Refunding RB:
Kendal on the Hudson Project, 5.00%, 1/01/34	1,080	1,173,841
Wartburg Senior Housing Project, Series A, 5.00%, 6/01/30 (a)	250	251,685
Westchester Tobacco Asset Securitization, Refunding RB, Sub-Series C:
4.00%, 6/01/42	995	995,587
5.13%, 6/01/51	500	497,340

		15,617,150
North Carolina — 0.4%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1- 77, 5.00%, 6/30/54	115	121,761
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	250	256,270
Town of Mooresville, Special Assessment Bonds, 5.38%, 3/01/40 (a)	250	251,920

		629,951
Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2, 5.88%, 6/01/47	1,250	1,195,875
Butler County Port Authority, RB, Storypoint Fairfield Project, 6.38%, 1/15/43 (a)	435	447,380
County of Franklin, RB, OPRS Communities Obligation Group Project, Series S, 6.13%, 7/01/40	585	644,424
County of Hamilton, RB, Improvement, Life Enriching Community Project, 5.00%, 1/01/46	190	201,725
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	341,506
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 6/30/53	370	403,689

		3,234,599

Municipal Bonds	Par (000)	Value
Oklahoma — 3.1%
Edmond Public Works Authority RB, 4.00%, 7/01/47	$600	$621,792
Norman Regional Hospital Authority, Refunding RB, 5.00%, 9/01/37	1,250	1,382,500
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc. — Cross Village Student Housing Project, 5.00%, 8/01/47	1,500	1,641,375
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 6/01/35 (c)	615	663,770
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	965	1,074,788

		5,384,225
Oregon — 0.5%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 6/15/38 (b)	275	119,078
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	159,363
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A, 5.38%, 7/01/45	250	254,450
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community Project, Series S, 5.00%, 11/15/36	300	319,902

		852,793
Pennsylvania — 5.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/42 (a)	295	316,107
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 4/01/33	250	255,250
Montgomery County IDA:
Refunding RB, Albert Einstein Healthcare Project, 5.25%, 1/15/45	500	537,535
Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	170	171,000
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 7/01/45	250	270,730
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 7/01/32	115	133,920
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 6/30/42	1,625	1,793,139
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	535,835
Refunding RB, Series A, 4.00%, 11/15/42 (d)	1,070	1,097,713
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 7/15/38	250	270,135
Pennsylvania Housing Finance Agency, RB, State Single Family Housing Project, Series 123B, 4.00%, 10/01/42	1,380	1,417,853
Pennsylvania Turnpike Commission, RB:
Series B, 5.25%, 12/01/44	1,000	1,118,170
Sub-Series A, 5.50%, 12/01/42	660	776,932
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 4/01/45	500	566,040

See Notes to Financial Statements.

48	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 7/01/42	$130	$142,775

		9,403,134
Puerto Rico — 1.4%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.38%, 5/15/33	35	35,294
5.50%, 5/15/39	630	630,630
5.63%, 5/15/43	1,090	1,092,616
Commonwealth of Puerto Rico:
GO, Refunding, Series A, 8.00%, 7/01/35 (e)(f)	380	184,300
GO, Refunding, Series A, 5.50%, 7/01/39 (e)(f)	145	66,519
GO, Series A, 6.00%, 7/01/38 (e)(f)	160	73,400
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
6.00%, 7/01/38	215	165,569
6.00%, 7/01/44	355	271,600

		2,519,928
Rhode Island — 2.9%
Rhode Island Health & Educational Building Corp.:
RB, Series C, 3.50%, 9/15/42 (d)	500	489,325
RB, Series C, 3.50%, 9/15/47 (d)	500	482,760
Refunding RB, Series B, 4.00%, 9/15/40 (d)	1,645	1,709,139
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	400	434,160
Series A, 5.00%, 6/01/40	100	107,503
Series B, 4.50%, 6/01/45	750	751,403
Series B, 5.00%, 6/01/50	1,040	1,063,192

		5,037,482
South Carolina — 3.2%
South Carolina Jobs EDA, Refunding RB, The Woodlands at Furman Project, 4.00%, 11/15/27	185	187,768
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/55	1,000	1,116,180
South Carolina State Public Service Authority:
RB, Obligations, Series A, 5.50%, 12/01/54	1,005	1,136,866
Refunding RB, Obligations, Series B, 5.00%, 12/01/37	855	967,740
Refunding RB, Series A, 5.00%, 12/01/50	190	208,620
Refunding RB, Series E, 5.25%, 12/01/55	1,700	1,915,628

		5,532,802
Tennessee — 0.6%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	270,055
Knox County Health Educational & Housing Facility Board, Refunding RB, Facilities Board-University Health Project, 5.00%, 4/01/36	690	767,176

		1,037,231

Municipal Bonds	Par (000)	Value
Texas — 4.0%
Bexar County Health Facilities Development Corp., Refunding RB, Army Retirement Residence Foundation Project, 5.00%, 7/15/26	$250	$288,215
Central Texas Regional Mobility Authority, RB, Senior Lien:
6.25%, 1/01/46	175	202,825
Series A, 5.00%, 1/01/45	500	555,190
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/37	200	222,320
5.00%, 8/15/42	250	276,275
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 7/15/35	100	107,884
Refunding RB, AMT, Series C, 5.00%, 7/15/20	140	150,052
Refunding RB, AMT, United Airlines, Inc. Project, 4.75%, 7/01/24	500	545,585
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 7/01/29	500	548,850
City of San Antonio Airport System, RB, AMT, 5.00%, 7/01/45	500	554,110
County of Hays, Special Assessment Bonds, La Cima Import District Project, 7.00%, 9/15/45	250	252,032
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	465	477,495
Mesquite Health Facility Development Corp., Refunding RB, Christian Care Centers, Inc. Project, 5.13%, 2/15/42	250	258,008
New Hope Cultural Education Facilities Corp.:
RB, Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	250	255,068
Refunding RB, Jubilee Academic Center Project, Series A, 4.00%, 8/15/26 (a)	775	768,684
Newark Higher Education Finance Corp., RB, Christian Schools, Inc. Project, Series A, 5.50%, 8/15/35 (a)	250	254,135
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 1/01/40	250	277,340
Tarrant County Cultural Education Facilities Finance Corp.:
RB, Buckingham Senior Living Community Project, 5.50%, 11/15/45	350	364,158
Refunding RB, Barton Creek Senior Living Center Project, 4.75%, 11/15/35	250	256,738
Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	262,668

		6,877,632
Utah — 0.6%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 7/15/49 (a)	545	549,992
Spectrum Academy Project, 6.00%, 4/15/45 (a)	500	522,970

		1,072,962
Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	120	120,425
5.13%, 3/01/31	230	230,934

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	49

Schedule of Investments (continued)	Series E Portfolio

Municipal Bonds	Par (000)	Value
Virginia (continued)
Cherry Hill Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 3/01/45 (a)	$250	$260,340
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 7/01/51	810	900,250
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	417,440
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 3/01/35 (a)	240	245,789
5.00%, 3/01/45 (a)	100	101,651
Tobacco Settlement Financing Corp., RB, Senior, Series B1, 5.00%, 6/01/47	1,215	1,176,764
Virginia College Building Authority:
RB, Green Bonds, Marymount University Project, 5.00%, 7/01/45 (a)	250	264,123
Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45 (a)	100	105,649

		3,823,365
Washington — 0.7%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	250	257,415
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	212,942
Series A, 5.00%, 12/01/30	200	202,698
Port of Seattle RB, AMT, Series C, 5.00%, 4/01/40	250	278,540
Washington State Housing Finance Commission, Refunding RB, Skyline 1st Hill Project, 6.00%, 1/01/45 (a)	210	209,000

		1,160,595
Wisconsin — 1.8%
Public Finance Authority:
RB, Delray Beach Radiation Therapy Project, 6.85%, 11/01/46 (a)	275	283,217
RB, Delray Beach Radiation Therapy Project, 7.00%, 11/01/46 (a)	155	161,214
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.00%, 12/01/45	340	357,190
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.15%, 12/01/50	210	220,347
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	152,580
Refunding RB, AMT, Celanese Project, Series C, 4.30%, 11/01/30	100	103,929
Refunding RB, AMT, Senior Obligation Group Project, 5.00%, 7/01/42	750	801,263
Refunding RB, Celanese Project, Series D, 4.05%, 11/01/30	100	103,596
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Project, 4.00%, 4/01/39	715	734,949
Wisconsin Housing & EDA, RB, WHPC Madison Pool Project, Series A, 4.55%, 7/01/37	165	170,509

		3,088,794
Total Municipal Bonds — 93.7%		162,515,425

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Illinois — 1.1%
Illinois State Toll Highway Authority RB:
Series A, 5.00%, 1/01/40	$660	$751,205
Series C, 5.00%, 1/01/38	1,000	1,133,494

		1,884,699
New York — 4.5%
City of New York Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,027,872
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,755,731
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 3/15/36	3,330	3,930,199
Port Authority of New York & New Jersey Refunding, RB, 194th Series, 5.25%, 10/15/55	1,000	1,155,767

		7,869,569
North Carolina — 0.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,138,350
Washington — 0.9%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45	1,340	1,506,599
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 7.1%		12,399,217
Total Long-Term Investments (Cost — $169,266,379) — 100.8%		174,914,642

Short-Term Securities	Shares
Money Market Fund — 5.0%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 0.64% (h)	8,643,270	8,643,270

Municipal Bonds	Par (000)
New York — 0.5%
Town of Oyster Bay, GO:
BAN, Series A, 3.50%, 6/01/18	$675	682,020
BAN, Series B, 3.50%, 2/02/18	115	115,696
BAN, Series C, 2.50%, 6/01/18	85	85,337
RAN, 2.50%, 2/23/18	60	60,206
Total Municipal Bonds — 0.5%		943,259
Total Short-Term Securities (Cost — $9,582,255) — 5.5%		9,586,529
Total Investments (Cost — $178,848,634) — 106.3%		184,501,171
Liabilities in Excess of Other Assets — (2.5)%		(4,341,984)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.8)%		(6,654,317)

Net Assets — 100.0%		$173,504,870

See Notes to Financial Statements.

50	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series E Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	When-issued security.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	(38)	December 2017	$5,807	$86,049
U.S. Treasury Notes (10 Year)	(44)	December 2017	$5,514	65,146
U.S. Treasury Notes (5 Year)	(7)	December 2017	$822	5,935
U.S. Ultra Treasury Bonds	(15)	December 2017	$2,477	43,047
Total				$200,177

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$200,177	—	$200,177

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(418,037)	—	$(418,037)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$200,179	—	$200,179

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$58,918
Average notional value of contracts — short	$15,099,485

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	51

Schedule of Investments (concluded)	Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$174,914,642	—	$174,914,642
Short-Term Securities	$8,643,270	943,259	—	9,586,529

Total	$8,643,270	$175,857,901	—	$184,501,171

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$200,177	—	—	$200,177
Liabilities:
Interest rate contracts	—	—	—	—

Total	$200,177	—	—	$200,177

[1]	See above Schedule of Investments for values in each security type.

[2]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $6,625,000 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

52	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017 (Unaudited)	Series M Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Invitation Homes Trust, Series 2014-SFR3, Class A, (1 mo. LIBOR US + 1.200%), 2.43%, 12/17/31 (a)(b)	$113	$113,027
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (b)	1,380	1,385,498
Series 2017-SFR1, Class A, 2.77%, 8/17/34 (b)	869	869,674
SMB Private Education Loan Trust,
Series 2015-C, Class A3, (1 mo. LIBOR US + 1.950%), 3.18%, 8/16/32 (a)(b)	1,000	1,039,186
Tricon American Homes Trust, Series 2015-SFR1, Class A, (1 mo. LIBOR US + 1.250%), 2.57%, 5/17/32 (a)(b)	1,032	1,039,201
Total Asset-Backed Securities — 0.6%		4,446,586

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 6.3%
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, (1 mo. LIBOR US + 1.430%), 2.66%, 11/15/33 (a)(b)(c)	591	592,436
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, (1 mo. LIBOR US + 1.500%), 2.73%, 7/05/33 (a)(b)	2,600	2,599,998
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class A, 3.36%, 4/10/29 (b)	1,750	1,767,503
Series 2016-HEAT, Class D, 5.67%, 4/10/29 (b)(d)	1,330	1,348,253
Chicago Skyscraper Trust, Series 2017-SKY, Class D, (1 mo. LIBOR US + 2.250%), 3.73%, 2/15/30 (a)(b)	2,190	2,211,955
Commercial Mortgage Trust, Series 2015-LC23, Class ASB, 3.60%, 10/10/48	3,730	3,898,787
Credit Suisse Mortgage Capital Certificates, Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 2.83%, 11/15/33 (a)(b)	570	572,166
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (b)(d)	3,600	3,636,607
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB, 3.66%, 9/15/47	5,970	6,265,951
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-JPS, Class D, 4.80%, 3/15/50 (b)(d)	1,860	1,820,908
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 7/15/36 (a)(b)	618	619,465
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 2.94%, 11/24/31 (a)(b)	620	623,887
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46	1,170	1,245,010
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class ASB, 3.34%, 3/15/49	3,730	3,850,275
Series 2017-PRME, Class D, (1 mo. LIBOR US + 3.400%), 4.63%, 2/15/34 (a)(b)	610	612,475
Olympic Tower Mortgage Trust, Series 2017-OT, Class D, 4.08%, 5/10/39 (b)(d)	1,160	1,161,288

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
RAIT Trust, Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 2.18%, 6/15/37 (a)(b)	$1,630	$1,630,566
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC22, Class ASB, 3.57%, 9/15/58	3,845	4,024,249
Series 2015-NXS3, Class ASB, 3.37%, 9/15/57	3,920	4,059,132

		42,540,911
Interest Only Commercial Mortgage-Backed Securities — 1.1%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 1.05%, 9/15/48 (d)	1,759	95,535
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.92%, 5/10/58 (d)	5,492	604,362
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class XA, 0.93%, 9/15/50 (d)	6,730	480,292
Commercial Mortgage Trust, Series 2015-CR24, Class XA, 1.01%, 8/10/48 (d)	6,970	350,268
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (b)(d)	22,150	692,063
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (b)(d)	18,600	555,160
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (b)(d)	9,300	541,207
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.70%, 9/15/37 (b)(d)	26,000	929,760
DBJPM Mortgage Trust, Series 2016-C1, Class XA, 1.65%, 5/10/49 (d)	8,340	799,075
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (b)(d)	135,986	476,373
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.17%, 4/10/47 (d)	868	43,906
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class XA, 1.50%, 2/15/48 (d)	23,675	1,505,312
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C18, Class XA, 1.08%, 10/15/47 (d)	1,352	42,392
Series 2016-C29, Class XA, 1.81%, 5/15/49 (d)	3,361	343,599

		7,459,304
Total Non-Agency Mortgage-Backed Securities — 7.4%		50,000,215

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 2.2%
Fannie Mae:
Series 2011-8, Class ZA, 4.00%, 2/25/41	2,610	2,751,538
Series 2013-10, Class PI, 3.00%, 2/25/43	3,078	342,165
Series 2017-69, Class HA, 3.00%, 6/25/46	6,460	6,573,989
Freddie Mac, Series 4253, Class DZ, 4.75%, 9/15/43	1,254	1,393,754

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	53

Schedule of Investments (continued)	Series M Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Ginnie Mae:
Series 2014-107, Class WX, 6.78%, 7/20/39 (d)	$1,264	$1,454,703
Series 2014-12, Class ZA, 3.00%, 1/20/44	1,339	1,300,301
Series 2014-62, Class Z, 3.00%, 4/20/44	1,108	1,089,253

		14,905,703
Commercial Mortgage-Backed Securities — 1.0%
Fannie Mae, Series 2017-M7, Class A2, 2.96%, 2/25/27 (d)	1,975	1,991,636
Freddie Mac, Series K067, Class A2, 3.19%, 7/25/27	4,330	4,444,797

		6,436,433
Interest Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae:
Series 2011-100, Class S, (1 mo. LIBOR US + 6.450%) 5.21%, 10/25/41 (a)	1,729	272,869
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.250%) 5.01%, 9/25/45 (a)	10,822	1,810,048
Freddie Mac, Series 4611, Class BS, 4.87%, 6/15/41 (a)	3,948	603,988

		2,686,905
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae, Series 2012-M9, Class X1, 4.15%, 12/25/17 (d)	767	160
Freddie Mac:
Series K041, Class X1, 0.69%, 10/25/24 (d)	13,570	452,232
Series K042, Class X1, 1.19%, 12/25/24 (d)	4,047	255,877
Series K718, Class X1, 0.77%, 1/25/22 (d)	2,198	50,910
Series KC01, Class X1, 0.85%, 12/25/22 (d)	7,478	176,929
Ginnie Mae:
Series 2017-53, Class IO, 0.69%, 11/16/56 (d)	17,673	1,154,437
Series 2017-54, Class IO, 0.68%, 12/16/58 (d)	7,958	549,049
Series 2017-61, Class IO, 0.77%, 5/16/59 (d)	4,302	361,090

		3,000,684
Mortgage-Backed Securities — 134.1%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/32 (e)	1,500	1,474,687
2.50%, 7/01/25-10/01/32 (e)	41,049	41,398,020
3.00%, 1/01/27-10/01/47 (e)	97,095	98,275,674
3.50%, 9/01/28-10/01/47 (e)	99,142	102,767,619
4.00%, 2/01/29-10/01/47 (e)	181,304	191,720,676
4.50%, 5/01/24-10/01/47 (e)	46,679	50,290,185
5.00%, 2/01/35-10/01/47 (e)	12,301	13,496,348
5.50%, 5/01/34-3/01/40	5,961	6,676,346
6.00%, 2/01/38-7/01/41	5,509	6,243,621
6.50%, 5/01/36-1/01/38	66	73,508
Freddie Mac Mortgage-Backed Securities:
2.50%, 9/01/27-10/01/32 (e)	19,547	19,728,888
3.00%, 10/01/27-12/01/46 (e)	49,919	50,454,519
3.50%, 9/01/30-10/01/47 (e)	62,268	64,449,427
4.00%, 1/01/40- 10/01/47 (e)	37,007	39,201,163
4.50%, 4/01/18-10/01/47 (e)	9,679	10,385,455
5.00%, 5/01/28-11/01/41	2,511	2,746,463
5.50%, 1/01/28-6/01/41	2,319	2,585,976
6.00%, 8/01/28-10/01/47 (e)	1,252	1,412,659

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities:
2.50%, 10/15/47 (e)	$1,960	$1,920,494
3.00%, 10/15/47 (e)	48,876	49,555,679
3.50%, 1/15/42-10/15/47 (e)	65,940	68,633,243
4.00%, 4/20/39-10/15/47 (e)	64,015	67,699,086
4.50%, 9/20/39-10/15/47 (e)	12,051	12,954,046
5.00%, 7/15/33-7/20/44	2,662	2,930,216
5.50%, 7/15/38-12/20/41	1,337	1,482,051

		908,556,049
Total U.S. Government Sponsored Agency Securities — 138.1%		935,585,774
Total Long-Term Investments (Cost — $990,623,372) — 146.1%		990,032,575

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.90% (f)	5,369,228	5,369,228
Total Short-Term Securities (Cost — $5,369,228) — 0.8%		5,369,228

Options Purchased
(Cost — $154,266) — 0.0%		135,956
Total Investments Before TBA Sale Commitments and Options Written (Cost — $996,146,866) — 146.9%		995,537,759

TBA Sale Commitments (e)	Par (000)
Mortgage-Backed Securities — (49.2)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/32	$4,490	(4,520,518)
3.00%, 10/01/32-10/01/47	50,455	(51,003,439)
3.50%, 10/01/32-10/01/47	41,339	(42,680,270)
4.00%, 10/01/47	150,714	(158,685,880)
4.50%, 10/01/47	5,009	(5,376,848)
5.00%, 10/01/47	271	(295,603)
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/47	3,678	(3,691,361)
3.50%, 10/01/32-10/01/47	14,699	(15,198,293)
4.00%, 10/01/47	11,047	(11,631,282)
5.00%, 10/01/47	1,450	(1,575,679)
6.00%, 10/01/47	1,200	(1,349,062)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/47	516	(523,177)
3.50%, 10/15/47	781	(811,752)
4.00%, 10/15/47	34,267	(36,086,095)
Total TBA Sale Commitments (Proceeds — $334,130,324) — (49.2)%		(333,429,259)

Options Written
(Premiums Received — $42,995) — (0.0)%		(53,125)
Total Investments Net of TBA Sale Commitments and Options Written — 97.7%		662,055,375
Other Assets Less Liabilities — 2.3%		15,609,584

Net Assets — 100.0%		$677,664,959

See Notes to Financial Statements.

54	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series M Portfolio

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Barclays Capital, Inc.	$(10,078,168)	$37,600
BNP Paribas Securities Corp.	$(5,066,812)	$17,641
Citigroup Global Markets, Inc.	$(12,591,705)	$(20,318)
Credit Suisse Securities (USA) LLC	$14,732,310	$(34,420)
Deutsche Bank Securities, Inc.	$(4,679,046)	$20,316
Goldman Sachs & Co.	$(9,058,698)	$(11,149)
Jeffries LLC	$6,894,562	$(52,063)
J.P. Morgan Securities LLC	$2,962,306	$(108,800)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(35,069,409)	$103,310
Mizuho Securities USA, Inc.	$2,572,419	$(8,362)
Morgan Stanley & Co. LLC	$14,869,972	$(39,513)
Nomura Securities International, Inc.	$5,970,636	$(8,023)
RBC Capital Markets, LLC	$(6,147,111)	$17,717
Wells Fargo Securities, LLC	$(7,006,156)	$4,131

(f)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (10 Year)	406	December 2017	$50,877	$(196,734)
U.S. Ultra Treasury Bonds	3	December 2017	$495	(4)

				(196,738)

Short Contracts
Euro Dollar	(7)	December 2017	$1,724	766
Euro Dollar	(7)	March 2018	$1,722	(103,948)
Euro Dollar	(7)	September 2018	$1,719	1,941
Euro Dollar	(2)	December 2018	$491	798
Euro Dollar	(3)	June 2019	$735	1,046
U.S. Treasury Bonds (30 Year)	(19)	December 2017	$2,903	40,906
U.S. Treasury Notes (2 Year)	(148)	December 2017	$31,924	91,128
U.S. Treasury Notes (5 Year)	(425)	December 2017	$49,938	356,886

				389,523
Total				$192,785

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	55

Schedule of Investments (continued)	Series M Portfolio

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
Euro Dollar 90-Day	251	10/13/17	$97.75	$6,146,049	$4,706
Euro Dollar 90-Day	500	3/16/18	$97.75	$12,239,375	131,250
Total					$135,956

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
Euro Dollar 90-Day	500	3/16/18	$97.50	$12,239,375	$(53,125)

Centrally Cleared Interest Rate Swaps
Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency			Value
3-month LIBOR	Quarterly	1.58%	Semi-annual	8/24/19	$33,500	$(74,924)	$374	$(75,298)
2.42%	Semi-annual	3-month LIBOR	Quarterly	4/24/45	$820	10,991	18	10,973
2.38%	Semi-annual	3-month LIBOR	Quarterly	4/24/45	$800	17,615	17	17,598
2.39%	Semi-annual	3-month LIBOR	Quarterly	4/24/45	$800	15,817	17	15,800
2.42%	Semi-annual	3-month LIBOR	Quarterly	4/24/45	$760	9,771	17	9,754
3-month LIBOR	Quarterly	2.83%	Semi-annual	7/10/45	$3,030	204,699	61	204,638
Total						$183,969	$504	$183,465

OTC Credit Default Swaps — Buy Protection

Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Depreciation
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	9/17/58	$34,000	$46,632	$170,395	$(123,763)
CMBX.NA.10.AAA	0.50%	Monthly	Goldman Sachs International	11/17/59	$20,100	205,172	326,897	(121,725)
Total						$251,804	$497,292	$(245,488)

See Notes to Financial Statements.

56	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series M Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Upfront Premium Received	Unrealized Depreciation
CMBX.NA.10.BBB-	3.00%	Monthly	Credit Suisse International	11/17/59	BBB-	$6,800	$(808,209)	$(806,854)	$(1,355)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	BBB-	$6,700	(796,322)	(680,885)	(115,437)
Total							$(1,604,531)	$(1,487,739)	$(116,792)

[1]	Using S&P’s rating of the underlying securities of the index.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives
	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$504	—	$258,763	$75,298
OTC Derivatives	497,292	$1,487,739	—	362,280

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$493,471	—	$493,471
Options purchased	Investments at value — unaffiliated[2] Unrealized appreciation on OTC swaps;	—	—	—	—	135,956	—	135,956
Swaps — OTC	Swap premiums paid	—	$497,292	—	—	—	—	497,292
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	258,763	—	258,763
Total		—	$497,292	—	—	$888,190	—	$1,385,482

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$300,686	—	$300,686
Options written	Options written at value	—	—	—	—	53,125	—	53,125
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$1,850,019	—	—	—	—	1,850,019
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	75,298	—	75,298
Total		—	$1,850,019	—	—	$429,109	—	$2,279,128

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	57

Schedule of Investments (continued)	Series M Portfolio

For the six months ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(341,400)	—	$(341,400)
Options purchased[1]	—	—	—	—	93,562	—	93,562
Options written	—	—	—	—	(64,010)	—	(64,010)
Swaps	—	$18,256	—	—	145,281	—	163,537

Total	—	$18,256	—	—	$(166,567)	—	$(148,311)

Net Change in Unrealized Appreciation (Depreciation) on:
Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$419,451	—	$419,451
Options purchased[2]	—	—	—	—	(18,310)	—	(18,310)
Options written	—	—	—	—	(10,130)	—	(10,130)
Swaps	—	$(362,280)	—		(126,243)	—	(488,523)

Total	—	$(362,280)	—	—	$264,768	—	$(97,512)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,498,813
Average notional value of contracts — short	$87,482,666
Options:
Average value of option contracts purchased	$113,541
Average value of option contracts written	$26,563
Credit default swaps:
Average notional value — buy protection	$27,050,000
Average notional value — sell protection	$6,750,000
Interest rate swaps:
Average notional value — pays fixed rate	$3,180,000
Average notional value — receives fixed rate	$19,780,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$95,117		$88,413
Options	135,956	[1]	53,125
Swaps — Centrally cleared	—		7,919
Swaps — OTC[2]	497,292		1,850,019

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$728,365		$1,999,476
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(231,073)		(149,457)

Total derivative assets and liabilities subject to an MNA	$497,292		$1,850,019

[1]	Includes options purchased at value which is included in Investments at value — in the Statements of Assets and Liabilities and reported on the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

58	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	Series M Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$170,395	$(170,395)	—	—	—
Goldman Sachs International	326,897	(326,897)	—	—	—

Total	$497,292	$(497,292)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities
Credit Suisse International	$931,972	$(170,395)	—	$(761,577)	—
Goldman Sachs International	918,047	(326,897)	—	(591,150)	—

Total	$1,850,019	$(497,292)	—	$(1,352,727)	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral pledged to the individual counterparty is not shown for the financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,446,586	—	$4,446,586
Non-Agency Mortgage-Backed Securities	—	50,000,215	—	50,000,215
U.S. Government Sponsored Agency Securities	—	935,585,774	—	935,585,774
Short-Term Securities	$5,369,228	—	—	5,369,228
Options Purchased:
Interest rate contracts	135,956	—	—	135,956
Liabilities:
Investments:
TBA Sale Commitments	—	(333,429,259)	—	(333,429,259)

Total	$5,505,184	$656,603,316	—	$662,108,500

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$493,471	$258,763	—	$752,234
Liabilities:
Credit contracts	—	(362,280)	—	(362,280)
Interest rate contracts	(353,811)	(75,298)	—	(429,109)
Total	$139,660	$(178,815)	—	$(39,155)

[1]

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	59

Schedule of Investments September 30, 2017 (Unaudited)	Series P Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 29.2%
BlackRock Allocation Target Shares: Series S Portfolio	3,072,430	$29,310,979

Value
Total Affiliated Investment Companies
(Cost — $29,907,298) — 29.2%	$29,310,979
Other Assets Less Liabilities — 70.8%	70,976,533

Net Assets — 100.0%	$100,287,512

Notes to Schedule of Investments

(a)	During the six months ended September 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2017	Shares Purchased	Shares Sold	Shares Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Allocation Target Shares: Series S Portfolio	3,844,957	—	772,527	3,072,430	$29,310,979	$494,796	$(211,571)	$252,499

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds (10 Year)	17	December 2017	$2,284	$(26,600)

				(26,600)

Short Contracts
U.S. Treasury Notes (10 Year)	(370)	December 2017	$46,366	445,629
U.S. Treasury Notes (2 Year)	(24)	December 2017	$5,177	16,406
U.S. Treasury Notes (5 Year)	(8)	December 2017	$940	14,939

				476,974
Total				$450,374

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency			Value
2.29%	Semi-annual	3-month LIBOR	Quarterly	8/15/26	$22,000	$(133,373)	$297	$(133,670)
2.23%	Semi-annual	3-month LIBOR	Quarterly	4/24/27	$26,460	(117,147)	383	(117,530)
2.27%	Semi-annual	3-month LIBOR	Quarterly	5/18/27	$6,500	(48,797)	94	(48,891)
2.23%	Semi-annual	3-month LIBOR	Quarterly	8/11/27	$3,850	11,280	61	11,219
Total						$(288,037)	$835	$(288,872)

See Notes to Financial Statements.

60	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series P Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleard Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$835	—	$11,219	$300,091

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$476,974	—	$476,974
Swaps — centrally cleared	Net unrealized appreciation[1]		—	—	—	11,219	—	11,219

Total		—	—	—	—	$488,193	—	$488,193

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$(26,600)	—	$(26,600)
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	(300,091)	—	(300,091)

Total		—	—	—	—	$(326,691)	—	$(326,691)

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,698,461)	—	$(1,698,461)
Swaps	—	—	—	—	(261,683)	—	(261,683)

Total	—	—	—	—	$(1,960,144)	—	$(1,960,144)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$722,784	—	$722,784
Swaps	—	—	—	—	(498,986)	—	(498,986)

Total	—	—	—	—	$223,798	—	$223,798

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,555,821
Average notional value of contracts — short	$60,187,578
Interest rate swaps:
Average notional value — pays fixed rate	$74,885,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	61

Schedule of Investments (concluded)	Series P Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$29,310,979	—	—	$29,310,979

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$476,974	$11,219	—	$488,193
Liabilities:
Interest rate contracts	(26,600)	(300,091)	—	(326,691)

Total	$450,374	$ (288,872)	—	$ 161,502

[1] Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

62	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017 (Unaudited)	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Class C, 2.72%, 9/09/19	$76	$75,937
Series 2013-5, Class C, 2.29%, 11/08/19	340	340,118
Series 2016-3, Class A3, 1.46%, 5/10/21	1,790	1,784,418
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 9/15/26 (a)(b)	350	352,751
Atrium X, Series 10A, Class AR, (3 mo. LIBOR US + 0.950%), 2.25%, 7/16/25 (a)(b)	3,000	3,006,975
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (b)	677	673,982
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3 mo. LIBOR US + 1.010%), 2.31%, 4/15/25 (a)(b)	2,500	2,507,396
Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 6/15/22	1,300	1,289,382
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 2.76%, 1/20/29 (a)(b)	1,000	1,010,218
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 2/16/21	2,550	2,555,245
Series 2016-2, Class A3, 1.52%, 2/16/21	420	419,126
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 8/16/21	2,379	2,369,240
Series 2015-A4, Class A4, 1.84%, 4/15/22	1,180	1,179,132
Series 2016-A2, Class A, 1.37%, 6/15/21	3,500	3,477,100
Series 2016-A4, Class A4, 1.49%, 7/15/22	4,305	4,251,521
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 6/15/28 (b)	1,321	1,321,522
CIFC Funding Ltd., Series 2014-2A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.52%, 5/24/26 (a)(b)	4,000	4,022,077
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 8/15/21	770	768,480
Series 2016-C, Class A3, 1.44%, 12/15/21	1,340	1,331,268
Credit Acceptance Auto Loan Trust:
Series 2016-2A, Class A, 2.42%, 11/15/23 (b)	3,310	3,325,776
Series 2016-3A, Class A, 2.15%, 4/15/24 (b)	2,200	2,194,526
Discover Card Execution Note Trust:
Series 2015-A2, Class A, 1.90%, 10/17/22	1,000	1,000,015
Series 2016-A4, Class A4, 1.39%, 3/15/22	3,000	2,976,859
Dryden XXIV Senior Loan Fund, Series 2012-24RA, Class AR, (3 mo. LIBOR US + 1.290%), 2.61%, 11/15/23 (a)(b)	1,697	1,701,311
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74%, 2/22/22 (b)	974	973,014
Series 2016-2, Class A3, 2.04%, 2/22/22 (b)	530	528,835
Series 2017-1, Class A2, 2.13%, 7/20/22 (b)	260	260,711
Series 2017-1, Class A3, 2.60%, 7/20/22 (b)	210	212,066

Asset-Backed Securities	Par (000)	Value
Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	$680	$671,016
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 2.78%, 3/15/27 (a)(b)(c)	610	610,000
Honda Auto Receivables Owner Trust, Series 2016-4, Class A4, 1.36%, 1/18/23	640	632,756
Mercedes-Benz Receivables Trust, Series 2016-1, Class A4, 1.46%, 12/15/22	2,000	1,978,347
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 6/15/21	1,090	1,084,246
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (b)	1	1,111
PFS Financing Corp.:
Series 2015-AA, Class A, (1 mo. LIBOR US + 0.620%), 1.85%, 4/15/20 (a)(b)	1,600	1,603,152
Series 2016-BA, Class A, 1.87%, 10/15/21 (b)	190	188,971
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.77%, 9/15/20	140	139,938
SLM Private Credit Student Loan Trust, Series 2003-B, Class A2, (3 mo. LIBOR US + 0.400%), 1.72%, 3/15/22 (a)	22	22,265
SLM Private Education Loan Trust:
Series 2011-A, Class A3, (1 mo. LIBOR US + 2.500%), 3.73%, 1/15/43 (a)(b)	2,000	2,069,249
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)	435	436,621
Series 2013-A, Class A2B, (1 mo. LIBOR US + 1.050%), 2.28%, 5/17/27 (a)(b)	1,684	1,694,941
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.550%), 1.79%, 6/25/43 (a)	389	392,144
SMB Private Education Loan Trust:
Series 2015-A, Class A1, (1 mo. LIBOR US + 0.600%), 1.83%, 7/17/23 (a)(b)	96	95,648
Series 2016-B, Class A2A, 2.43%, 2/17/32 (b)	768	762,005
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, (1 mo. LIBOR US + 1.200%), 2.43%, 3/25/33 (a)(b)	1,501	1,524,247
Series 2015-B, Class A2, 2.51%, 9/27/32 (b)	1,291	1,293,954
Series 2015-D, Class A2, 2.72%, 10/27/36 (b)	600	603,364
Series 2016-A, Class A2, 2.76%, 12/26/36 (b)	1,952	1,969,833
Series 2016-C, Class A2B, 2.36%, 12/27/32 (b)	150	149,002
Series 2016-D, Class A2A, 1.53%, 4/25/33 (b)	210	209,616
Series 2016-D, Class A2B, 2.34%, 4/25/33 (b)	130	128,909
Series 2016-E, Class A2B, 2.49%, 1/25/36 (b)	460	458,599
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (b)	955	961,671
Synchrony Credit Card Master Note Trust:
Series 2015-1, Class A, 2.37%, 3/15/23	1,185	1,194,977
Series 2016-3, Class A, 1.58%, 9/15/22	2,350	2,336,441
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 4/25/56 (b)(d)	580	576,644
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 5/20/25 (b)	170	169,710

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	63

Schedule of Investments (continued)	Series S Portfolio

Asset-Backed Securities	Par (000)	Value
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.14%, 1/17/23	$2,065	$2,102,898
Series 2012-D, Class B, 3.34%, 4/17/23	330	334,738
Total Asset-Backed Securities — 42.4%		72,306,014

Capital Trusts
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 7/01/20	110	110,918
Total Capital Trusts — 0.1%		110,918

Corporate Bonds
Aerospace & Defense — 0.3%
Lockheed Martin Corp., 2.50%, 11/23/20	400	406,179
United Technologies Corp., 1.90%, 5/04/20	115	114,629

		520,808
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust,
Series 2012, 2.63%, 1/15/18 (b)	19	19,450
Airlines — 0.6%
Delta Air Lines, Inc.:
2.88%, 3/13/20	133	134,496
3.63%, 3/15/22	625	642,375
Virgin Australia Trust, Series 2013-1A, 5.00%, 4/23/25 (b)	301	314,863

		1,091,734
Automobiles — 1.4%
Daimler Finance North America LLC, 1.50%, 7/05/19 (b)(e)	1,750	1,735,668
Volkswagen Group of America Finance LLC:
2.13%, 5/23/19 (b)	350	350,147
2.40%, 5/22/20 (b)	315	316,197

		2,402,012
Banks — 16.2%
ANZ New Zealand International Ltd., 2.88%, 1/25/22 (b)	615	621,126
Australia & New Zealand Banking Group Ltd., 2.55%, 11/23/21	450	450,248
Bank of America Corp.:
(3 mo. LIBOR US + 1.16%), 3.12%, 1/20/23 (e)(f)	675	687,012
(3 mo. LIBOR US + 1.02%), 2.88%, 4/24/23 (e)(f)	1,105	1,109,790
Bank of Montreal, 2.10%, 12/12/19	325	326,166
Barclays PLC:
3.25%, 1/12/21	230	234,147
3.68%, 1/10/23 (e)	785	805,075
4.38%, 9/11/24	500	513,896
BB&T Corp., 2.45%, 1/15/20 (e)	1,500	1,515,930
BNP Paribas SA, 3.80%, 1/10/24 (b)(e)	785	816,046
Citigroup, Inc.:
2.45%, 1/10/20	220	221,747
2.90%, 12/08/21	515	521,345
2.75%, 4/25/22	330	331,587
(3 mo. LIBOR US + 0.95%), 2.88%, 7/24/23 (f)	100	100,127
Citizens Bank N.A.:
2.30%, 12/03/18	335	336,254
2.45%, 12/04/19 (e)	1,250	1,259,579
2.55%, 5/13/21	250	251,046

Corporate Bonds	Par (000)	Value
Banks (continued)
Commonwealth Bank of Australia:
2.25%, 3/10/20 (b)	$600	$602,996
2.75%, 3/10/22 (b)	400	403,712
Fifth Third Bancorp, 2.60%, 6/15/22	400	399,742
Fifth Third Bank:
2.38%, 4/25/19	500	504,139
1.63%, 9/27/19	455	452,201
HSBC Holdings PLC, 2.95%, 5/25/21 (e)	1,925	1,954,957
Huntington Bancshares, Inc., 2.30%, 1/14/22	500	495,216
Huntington National Bank, 2.88%, 8/20/20 (e)	665	676,901
ING Bank NV, 5.80%, 9/25/23 (b)	485	553,745
JPMorgan Chase & Co.:
2.75%, 6/23/20 (e)	1,000	1,018,867
2.55%, 3/01/21 (e)	700	706,999
(3 mo. LIBOR US + 0.94%), 2.78%, 4/25/23 (f)	925	930,021
KeyBank N.A., 2.50%, 11/22/21 (e)	500	503,440
Lloyds Bank PLC, 2.70%, 8/17/20	550	558,973
Lloyds Banking Group PLC:
3.00%, 1/11/22	420	423,477
4.50%, 11/04/24	475	497,658
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/21	505	513,083
Mizuho Financial Group, Inc., 2.95%, 2/28/22	465	468,739
Royal Bank of Canada, 2.75%, 2/01/22	410	418,100
Santander Holdings USA, Inc., 3.70%, 3/28/22 (b)	210	213,957
Sumitomo Mitsui Financial Group, Inc.:
2.44%, 10/19/21	375	373,128
2.85%, 1/11/22 (e)	605	610,644
SunTrust Bank, 2.45%, 8/01/22	750	748,467
Swedbank AB, 2.65%, 3/10/21 (b)	500	505,301
U.S. Bancorp, 2.63%, 1/24/22	500	506,970
Wells Fargo & Co.:
2.63%, 7/22/22 (e)	830	831,389
3.07%, 1/24/23 (e)	1,015	1,032,389
Westpac Banking Corp., 1.60%, 8/19/19 (e)	530	527,597

		27,533,929
Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21 (e)	645	655,475
3.30%, 2/01/23 (e)	1,000	1,036,774

		1,692,249
Biotechnology — 3.1%
AbbVie, Inc., 2.50%, 5/14/20 (e)	1,120	1,133,420
Amgen, Inc.:
2.20%, 5/22/19 (e)	2,225	2,235,360
2.20%, 5/11/20 (e)	650	652,031
Gilead Sciences, Inc.:
2.35%, 2/01/20	405	409,492
2.55%, 9/01/20	545	554,690
1.95%, 3/01/22	320	315,380

		5,300,373
Capital Markets — 5.1%
Bank of New York Mellon Corp., 2.15%, 2/24/20 (e)	750	753,602
Credit Suisse AG, 2.30%, 5/28/19 (e)	770	775,023
Credit Suisse Group AG, 3.57%, 1/09/23 (b)(e)	625	640,035
E*TRADE Financial Corp., 2.95%, 8/24/22	280	280,623
Goldman Sachs Group, Inc.:
2.60%, 12/27/20	480	483,881
3.00%, 4/26/22 (e)	1,900	1,921,962
(3 mo. LIBOR US + 1.05%), 2.91%, 6/05/23 (f)	500	500,396

See Notes to Financial Statements.

64	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Capital Markets (continued)
Moody’s Corp., 2.75%, 7/15/19 (e)	$690	$699,583
Morgan Stanley:
2.63%, 11/17/21	500	501,781
(3 mo. LIBOR US + 0.93%), 2.24%, 7/22/22 (a)(e)	1,195	1,199,529
UBS Group Funding Switzerland AG:
2.65%, 2/01/22 (b)	200	199,214
3.49%, 5/23/23 (b)(e)	765	783,246

		8,738,875
Chemicals — 0.4%
Air Liquide Finance SA, 1.75%, 9/27/21 (b)	200	195,463
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20	245	246,577
Sherwin-Williams Co., 2.25%, 5/15/20	205	205,811

		647,851
Commercial Services & Supplies — 0.7%
Aviation Capital Group Corp.:
4.63%, 1/31/18 (b)	950	958,663
2.88%, 1/20/22 (b)	295	295,050

		1,253,713
Consumer Finance — 5.2%
American Express Co., 2.50%, 8/01/22 (e)	800	799,084
Capital One Financial Corp.:
2.45%, 4/24/19 (e)	1,154	1,161,068
2.50%, 5/12/20	475	477,211
Capital One N.A., 2.25%, 9/13/21	500	493,178
ERAC USA Finance LLC, 2.60%, 12/01/21 (b)	350	348,314
Ford Motor Credit Co. LLC:
2.94%, 1/08/19	400	404,505
2.68%, 1/09/20	510	514,124
8.13%, 1/15/20 (e)	700	788,403
2.43%, 6/12/20	200	200,020
General Motors Financial Co., Inc.:
3.10%, 1/15/19	470	476,630
3.15%, 1/15/20 (e)	610	620,660
3.20%, 7/13/20	396	405,546
3.15%, 6/30/22 (e)	145	146,156
Nissan Motor Acceptance Corp.:
2.00%, 3/08/19 (b)	340	340,245
2.25%, 1/13/20 (b)(e)	795	798,925
Synchrony Financial, 3.00%, 8/15/19	900	914,711

		8,888,780
Diversified Financial Services — 3.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20	505	537,417
3.95%, 2/01/22	650	676,566
3.50%, 5/26/22	170	174,075
BAT International Finance PLC:
2.75%, 6/15/20 (b)(e)	800	812,445
3.25%, 6/07/22 (b)	155	158,385
BP Capital Markets PLC, 3.22%, 11/28/23	465	476,349
CK Hutchison International 16 Ltd., 1.88%, 10/03/21 (b)	295	286,731
Deutsche Telekom International Finance BV, 2.82%, 1/19/22 (b)(e)	770	774,195
Enel Finance International NV, 2.88%, 5/25/22 (b)	200	201,296
Hyundai Capital America:
2.40%, 10/30/18 (b)	140	140,508
2.55%, 4/03/20 (b)	215	214,624
Voya Financial, Inc., 2.90%, 2/15/18 (e)	1,029	1,033,470

		5,486,061

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services — 0.6%
AT&T Inc.:
3.20%, 3/01/22	$310	$316,151
2.85%, 2/14/23	330	327,928
Verizon Communications, Inc.:
2.95%, 3/15/22	170	172,881
3.38%, 2/15/25 (b)	167	167,592

		984,552
Electric Utilities — 0.5%
Emera U.S. Finance LP, 2.15%, 6/15/19	235	235,094
FirstEnergy Corp., 2.85%, 7/15/22	159	159,421
Georgia Power Co., 2.00%, 9/08/20	525	523,468

		917,983
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.20%, 4/01/20	290	290,404
Equity Real Estate Investment Trusts (REITs) — 0.9%
Crown Castle International Corp.:
2.25%, 9/01/21	315	310,654
3.20%, 9/01/24	385	383,173
HCP, Inc., 3.75%, 2/01/19 (e)	800	814,598

		1,508,425
Food & Staples Retailing — 1.3%
Alimentation Couche-Tard, Inc., 2.70%, 7/26/22 (b)	350	351,134
CVS Health Corp.:
2.25%, 8/12/19	131	131,632
2.80%, 7/20/20	155	157,672
2.13%, 6/01/21 (e)	325	321,994
Walgreen Co., 3.10%, 9/15/22	200	203,752
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	950	962,977

		2,129,161
Food Products — 0.8%
Tyson Foods, Inc., 2.25%, 8/23/21	165	164,141
Wm. Wrigley Jr. Co.:
2.90%, 10/21/19 (b)(e)	595	603,749
3.38%, 10/21/20 (b)(e)	595	613,549

		1,381,439
Health Care Equipment & Supplies — 1.5%
Abbott Laboratories:
2.00%, 9/15/18 (e)	615	616,592
2.90%, 11/30/21	380	386,967
Becton Dickinson and Co., 2.40%, 6/05/20	280	280,982
Medtronic, Inc., 2.50%, 3/15/20 (e)	1,000	1,014,704
Stryker Corp., 2.00%, 3/08/19	315	315,664

		2,614,909
Hotels, Restaurants & Leisure — 0.4%
Carnival Corp., 3.95%, 10/15/20	600	632,024
Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 2.80%, 12/15/21	130	131,190
Insurance — 3.9%
AIA Group Ltd., 2.25%, 3/11/19 (b)(e)	500	499,169
American International Group, Inc.:
2.30%, 7/16/19 (e)	655	658,259
3.30%, 3/01/21 (e)	930	958,249
Aon PLC, 2.80%, 3/15/21	560	562,339
AXIS Specialty Finance PLC, 2.65%, 4/01/19 (e)	736	737,861
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19 (e)	1,250	1,257,396

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	65

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Insurance (continued)
MassMutual Global Funding II, 2.00%, 4/15/21 (b)(e)	$500	$494,943
New York Life Global Funding:
1.95%, 2/11/20 (b)(e)	705	704,857
2.00%, 4/13/21 (b)	230	228,437
Pricoa Global Funding I, 2.45%, 9/21/22 (b)	170	170,329
Prudential Financial, Inc., 6.00%, 12/01/17 (e)	326	328,327

		6,600,166
Internet & Direct Marketing Retail — 0.1%
Priceline Group, Inc., 2.75%, 3/15/23	180	179,817
Internet Software & Services — 0.3%
Baidu, Inc., 2.88%, 7/06/22	300	301,102
eBay, Inc., 2.15%, 6/05/20	290	290,653

		591,755
Media — 2.4%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.46%, 7/23/22 (e)	440	465,532
Comcast Corp., 5.70%, 7/01/19	25	26,666
Discovery Communications LLC, 2.20%, 9/20/19	110	110,365
Interpublic Group of Cos., Inc., 2.25%, 11/15/17	942	942,312
NBCUniversal Enterprise, Inc., (3 mo. LIBOR US + 0.93%), 1.74%, 4/01/21 (a)(b)	300	300,719
Omnicom Group, Inc.:
4.45%, 8/15/20	465	492,714
3.63%, 5/01/22	235	245,057
Sky PLC:
6.10%, 2/15/18 (b)	278	282,529
2.63%, 9/16/19 (b)(e)	1,255	1,263,538

		4,129,432
Metals & Mining — 0.2%
Anglo American Capital PLC, 4.13%, 4/15/21 (b)	200	207,670
Newmont Mining Corp., 3.50%, 3/15/22	190	196,472

		404,142
Multi-Utilities — 0.2%
CenterPoint Energy, Inc., 2.50%, 9/01/22	270	269,444
Oil, Gas & Consumable Fuels — 1.4%
Apache Corp., 6.90%, 9/15/18	58	60,732
ConocoPhillips Co., 2.20%, 5/15/20	360	362,089
Enterprise Products Operating LLC, 2.55%, 10/15/19	285	287,631
Kinder Morgan, Inc., 3.05%, 12/01/19	295	300,335
Pioneer Natural Resources Co.:
7.50%, 1/15/20	45	50,079
3.45%, 1/15/21	385	393,652
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	340	367,971
Schlumberger Investment SA, 3.30%, 9/14/21 (b)	500	517,283

		2,339,772
Pharmaceuticals — 2.3%
Allergan Funding SCS, 3.00%, 3/12/20 (e)	2,100	2,143,949
Mylan NV, 2.50%, 6/07/19	125	125,493
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21 (e)	955	951,661

Corporate Bonds	Par (000)	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19 (e)	$760	$749,015

		3,970,118
Road & Rail — 3.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.38%, 3/15/18 (b)(e)	2,006	2,021,435
2.50%, 6/15/19 (b)	320	322,346
3.05%, 1/09/20 (b)(e)	1,545	1,574,379
3.20%, 7/15/20 (b)	290	297,190
3.38%, 2/01/22 (b)	440	451,779
Ryder System, Inc.:
2.45%, 11/15/18	125	125,707
2.88%, 9/01/20 (e)	1,000	1,016,599

		5,809,435
Semiconductors & Semiconductor Equipment — 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (b)(e)	1,170	1,176,463
3.00%, 1/15/22 (b)	445	452,423
3.63%, 1/15/24 (b)	230	236,297
Lam Research Corp., 2.80%, 6/15/21	505	510,871

		2,376,054
Software — 0.5%
CA, Inc., 3.60%, 8/15/22	265	271,620
VMware, Inc., 2.30%, 8/21/20	505	506,479

		778,099
Technology Hardware, Storage & Peripherals — 1.3%
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (e)	1,668	1,684,675
2.10%, 10/04/19 (b)	160	160,054
NetApp, Inc., 2.00%, 9/27/19	320	319,900

		2,164,629
Tobacco — 3.5%
Altria Group, Inc.:
2.63%, 1/14/20 (e)	1,000	1,015,447
4.75%, 5/05/21 (e)	990	1,073,027
BAT Capital Corp., 2.30%, 8/14/20 (b)	1,145	1,148,657
Philip Morris International, Inc.:
4.50%, 3/26/20	325	344,339
1.88%, 2/25/21	160	158,301
Reynolds American, Inc., 3.25%, 6/12/20 (e)	2,203	2,263,871

		6,003,642
Trading Companies & Distributors — 2.6%
Air Lease Corp.:
2.13%, 1/15/18	940	941,023
2.63%, 9/04/18	110	110,874
3.38%, 1/15/19	500	508,318
3.38%, 6/01/21	155	159,880
2.63%, 7/01/22	650	645,338
GATX Corp.:
6.00%, 2/15/18 (e)	500	507,185
2.50%, 3/15/19 (e)	1,000	1,006,343
International Lease Finance Corp., 4.63%, 4/15/21	468	497,257

		4,376,218

See Notes to Financial Statements.

66	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series S Portfolio

Corporate Bonds	Par (000)	Value
Wireless Telecommunication Services — 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (b)	$200	$203,000
Total Corporate Bonds — 67.1%		114,361,645

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.7%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.79%, 10/25/34 (d)	3	2,572
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, (1 mo. LIBOR US + 0.740%), 1.98%, 11/25/34 (a)	2	2,260
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 3.25%, 5/20/34 (d)	84	79,938
JP Morgan Trust:
Series 2015-3, Class A5, 3.50%, 5/25/45 (b)(d)	930	951,623
Series 2016-2, Class A1, 2.68%, 6/25/46 (b)(d)	828	831,061
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 4/25/57 (b)(d)	938	937,470
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 3.45%, 6/25/34 (d)	62	62,354

		2,867,278
Commercial Mortgage-Backed Securities — 14.9%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.08%, 6/11/50 (d)	1,425	1,427,447
BXHTL Mortgage Trust, Series 2015-JWRZ, Class B, (1 mo. LIBOR US + 1.700%), 2.94%, 5/15/29 (a)(b)	1,000	1,002,417
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B, 3.21%, 4/10/28 (b)	830	838,322
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.11%, 1/12/30 (b)	1,143	1,142,863
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AJA, 6.58%, 11/15/44 (d)	640	639,615
Series 2007-CD5, Class AMA, 6.58%, 11/15/44 (d)	577	577,128
Commercial Mortgage Trust:
Series 2013-CR12, Class A2, 2.90%, 10/10/46	1,730	1,746,773
Series 2013-SFS, Class A1, 1.87%, 4/12/35 (b)	287	282,337
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	1,380	1,397,228
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47	1,110	1,153,451
Series 2015-CR23, Class A2, 2.85%, 5/10/48	3,740	3,807,150

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 2.53%, 12/15/34 (a)(b)	$186	$185,425
GS Mortgage Securities Trust, Series 2013-GC16, Class AAB, 3.81%, 11/10/46	1,500	1,577,097
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	2	1,571
Series 2006-LDP7, Class AM, 6.14%, 4/17/45 (d)	15	14,947
Series 2012-CBX, Class A4, 3.48%, 6/15/45	3,000	3,112,241
Series 2016-WPT, Class A, (1 mo. LIBOR US + 1.450%), 2.68%, 10/15/33 (a)(b)	500	501,563
LB-UBS Commercial Mortgage Trust:
Series 2007-C6, Class AM, 6.11%, 7/15/40 (d)	1,009	1,008,451
Series 2007-C7, Class AM, 6.30%, 9/15/45 (d)	1,051	1,052,518
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A4, 3.24%, 3/15/45	1,900	1,959,070
Series 2014-CPT, Class A, 3.35%, 7/13/29 (b)	1,300	1,342,221
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.22%, 2/15/51 (d)	375	374,183
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, (1 mo. LIBOR US + 1.350%), 2.58%, 6/15/29 (a)(b)	150	150,267

		25,294,285
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.93%, 9/15/48 (d)	5,033	240,352
Commercial Mortgage Trust:
Series 2015-CR23, Class XA, 1.13%, 5/10/48 (d)	2,579	127,364
Series 2015-LC21, Class XA, 1.00%, 7/10/48 (d)	6,400	267,950
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.97%, 1/15/49 (d)	995	107,630
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2012-LC9, Class XA, 1.83%, 12/15/47 (d)	—	—
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class XA, 0.94%, 6/15/46 (d)	9,364	315,057

		1,058,353
Total Non-Agency Mortgage-Backed Securities — 17.2%		29,219,916

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	67

Schedule of Investments (continued)	Series S Portfolio

U.S. Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations — 3.9%
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	$296	$316,375
Series 3986, Class M, 4.50%, 9/15/41	300	320,170
Series 4239, Class AB, 4.00%, 12/15/39	875	912,610
Series 4253, Class PA, 3.50%, 8/15/41	815	831,280
Series 4274, Class PN, 3.50%, 10/15/35	538	557,534
Series 4390, Class CA, 3.50%, 6/15/50	516	532,523
Series 4459, Class BN, 3.00%, 8/15/43	960	979,452
Series 4482, Class DH, 3.00%, 6/15/42	551	565,476
Series 4493, Class PA, 3.00%, 2/15/44	732	754,424
Series 4494, Class KA, 3.75%, 10/15/42	902	941,350

		6,711,194
Commercial Mortgage-Backed Securities — 0.5%
Freddie Mac, Series KP03, Class A2, 1.78%, 7/25/19	817	817,060
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.36%, 1/25/22 (d)	1,292	72,946
Freddie Mac, Series KW01, Class X1, 1.12%, 1/25/26 (d)	2,109	131,247

		204,193
Mortgage-Backed Securities — 27.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-10/01/32 (e)(g)	13,651	13,758,748
2.72%, 7/01/43 (a)(e)	2,022	2,060,429
2.90%, 7/01/44 (a)(e)	1,346	1,383,553
2.92%, 10/01/45 (a)(e)	2,821	2,876,825
3.00%, 10/01/32 (g)	7,805	8,019,637
3.16%, 6/01/45 (a)(e)	1,605	1,645,359
3.50%, 10/01/32 (g)	8,110	8,445,804
4.00%, 10/01/32 (g)	1,345	1,389,553
4.50%, 9/01/26 (e)	119	125,815

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
5.00%, 7/01/19-7/01/25 (e)	$330	$337,600
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/27	1,021	1,035,857
5.00%, 1/01/19-9/01/21	131	134,072
5.50%, 5/01/22 (e)	146	150,697
(12 mo. LIBOR US + 1.620%) 2.61%, 3/01/45 (a)(e)	1,800	1,832,364
(12 mo. LIBOR US + 1.620%), 3.06%, 5/01/45 (a)(e)	2,648	2,705,555

		45,901,868
Total U.S. Government Sponsored Agency Securities — 31.5%		53,634,315
Total Long-Term Investments
Cost — $270,396,283) — 158.3%		269,632,808

Short-Term Securities	Shares
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.90% (h)	5,696,439	5,696,439
Total Short-Term Securities
(Cost — $5,696,439) — 3.4%		5,696,439

Options Purchased
(Cost — $39,038) — 0.0%		24,597
Total Investments
(Cost — $276,131,760) — 161.7%		275,353,844
Liabilities in Excess of Other Assets — (61.7)%		(105,040,545)

Net Assets — 100.0%		$170,313,299

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(g)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Citigroup Global Markets, Inc.	$1,389,553	$(841)
Credit Suisse Securities (USA) LLC	$10,437,249	$(21,511)
Goldman Sachs & Co.	$8,019,638	$ (29,574)

(h)	Annualized 7-day yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

68	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series S Portfolio

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	1.59%	1/25/17	Open	$1,061,200	$1,068,864	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	2/03/17	Open	618,975	623,284	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	2/24/17	Open	1,833,560	1,845,213	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	2/24/17	Open	1,190,625	1,198,192	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/10/17	Open	883,500	888,758	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	730,050	734,331	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	1,425,000	1,433,357	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	581,250	584,659	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	955,000	960,601	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	760,000	764,457	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	776,000	780,551	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	1,776,500	1,786,918	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	1,475,475	1,484,128	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	3/13/17	Open	1,627,500	1,637,044	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	4/06/17	Open	661,500	665,907	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	4/06/17	Open	2,147,925	2,162,236	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	4/06/17	Open	321,110	323,249	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	5/10/17	Open	1,090,530	1,096,378	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	5/15/17	Open	699,200	702,844	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	5/24/17	Open	571,200	573,985	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	5/24/17	Open	960,000	964,681	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	5/24/17	Open	580,125	582,954	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/19/17	Open	463,750	465,880	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,192,250	1,197,621	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/21/17	Open	1,925,760	1,934,436	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/29/17	Open	2,108,188	2,108,188	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/29/17	Open	1,597,110	1,597,110	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/29/17	Open	960,000	960,000	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/29/17	Open	1,022,175	1,026,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/29/17	Open	666,225	669,020	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/29/17	Open	892,925	896,672	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	6/29/17	Open	1,190,625	1,195,621	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	7/18/17	Open	982,012	985,222	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/01/17	Open	1,055,275	1,058,165	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/01/17	Open	955,000	957,615	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/01/17	Open	957,500	960,122	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/01/17	Open	975,000	977,670	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/01/17	Open	1,123,300	1,126,376	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/11/17	Open	972,405	974,638	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/23/17	Open	697,300	698,532	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	748,294	749,582	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	1,101,262	1,103,159	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	738,225	739,496	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	779,162	780,504	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	750,000	751,292	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	723,800	725,047	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	662,400	665,381	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	626,456	629,275	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	502,838	505,100	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50%	6/15/17	Open	475,000	477,138	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	6/15/17	Open	489,375	491,651	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/23/17	Open	755,562	756,897	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	69

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	$981,000	$981,504	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	1,771,000	1,771,909	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	1,328,000	1,328,682	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	2,591,000	2,592,330	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	4,907,000	4,909,519	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	1,274,000	1,274,654	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	2,020,000	2,021,037	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	1,604,000	1,604,823	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	2,818,000	2,819,447	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	1,929,000	1,929,990	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	99,000	99,051	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	1,170,000	1,170,601	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	146,000	146,075	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	121,000	121,062	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	981,000	981,504	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	289,000	289,148	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	189,000	189,097	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	105,000	105,054	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	1.32%	9/15/17	10/17/17	388,000	388,199	U.S. Government Sponsored Agency Securities	Up to 30 days

See Notes to Financial Statements.

70	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	1.59%	8/23/17	Open	$585,600	$586,635	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/23/17	Open	646,312	647,454	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/23/17	Open	614,250	615,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/23/17	Open	579,638	580,662	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	8/23/17	Open	745,500	746,817	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.95%	8/29/17	Open	420,200	420,928	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	9/18/17	Open	710,625	711,033	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	9/18/17	Open	2,016,000	2,017,158	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	574,750	575,740	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	8/23/17	Open	635,075	636,169	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	9/12/17	Open	137,750	137,866	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	9/18/17	Open	476,250	476,523	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	9/18/17	Open	304,688	304,862	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.59%	9/18/17	Open	733,425	733,846	Corporate Bonds	Open/Demand
Total				$84,706,462	$84,941,179

[1]	Centain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Notes (10 Year)	(87)	December 2017	$10,902	$121,892
U.S. Treasury Notes (2 Year)	(190)	December 2017	$40,984	14,274
U.S. Treasury Notes (5 Year)	(272)	December 2017	$31,960	166,060
U.S. Ultra Treasury Bonds (10 Year)	(36)	December 2017	$4,836	57,335
Total				$359,561

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Expiration Date	Exercise Rate					Notional Amount (000)	Value
				Received by the Fund		Paid by the Fund
				Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 1/20/27	Deutsche Bank AG	1/18/22	3.35%	3-month LIBOR	Quarterly	3.35%	Semi-annual	$1,735	$24,597

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	71

Schedule of Investments (continued)	Series S Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency					Value
3-month LIBOR	Quarterly	0.93%	Semi-annual	N/A		8/05/18	$22,000	$(123,282)	$106	$(123,388)
3-month LIBOR	Quarterly	1.49%	Semi-annual	N/A		1/20/19	$12,230	(17,692)	89	(17,781)
3-month LIBOR	Quarterly	1.51%	Semi-annual	N/A		4/21/19	$20,000	36,215	176	36,039
3-month LIBOR	Quarterly	1.68%	Semi-annual	1/04/18	[1]	9/30/19	$9,900	(17,767)	117	(17,884)
3-month LIBOR	Quarterly	1.60%	Semi-annual	1/04/18	[1]	9/30/19	$25,000	(79,113)	295	(79,408)
3-month LIBOR	Quarterly	1.74%	Semi-annual	1/04/18	[1]	9/30/19	$15,100	(11,938)	178	(12,116)
1.22%	Semi-annual	3-month LIBOR	Quarterly	N/A		5/18/21	$10,000	209,262	103	209,159
1.30%	Semi-annual	3-month LIBOR	Quarterly	N/A		5/20/21	$10,000	178,757	103	178,654
1.95%	Semi-annual	3-month LIBOR	Quarterly	N/A		1/20/22	$5,080	(5,296)	59	(5,355)
3-month LIBOR	Quarterly	2.70%	Semi-annual	1/20/22	[1]	1/20/27	$580	4,249	6	4,243
Total								$173,395	$1,232	$172,163

[1]	Forward swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Affiliate	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$1,232	—	$428,096	$255,932

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$359,561	—	$359,561
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	24,597	—	24,597
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	428,095	—	428,095
Total		—	—	—	—	$812,253	—	$812,253

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	$255,932	—	$255,932

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

72	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Series S Portfolio

For the six months ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(961,030)	—	$(961,030)
Options written	—	—	—	—	71,638	—	71,638
Swaps	—	$97,120	—	—	(181,449)	—	(84,329)
Total	—	$97,120	—	—	$(1,070,841)	—	$(973,721)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$596,373	—	$596,373
Options purchased[1]	—	—	—	—	(11,951)	—	(11,951)
Options written	—	—	—	—	(43,768)	—	(43,768)
Swaps	—	$(26,053)	—	—	(144,695)	—	(170,748)
Total	—	$(26,053)	—	—	$395,959	—	$369,906

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,886,016
Average notional value of contracts — short	$76,674,849
Options:
Average notional value of swaption contracts purchased	$1,735,000
Average notional value of swaption contracts written	$19,600,000
Credit default swaps:
Average notional value — sell protection	$5,110,000
Interest rate swaps:
Average notional value — pays fixed rate	$25,080,000
Average notional value — receives fixed rate	$79,810,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	73

Schedule of Investments (continued)	Series S Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 95,609		$ 656
Options	24,597	[1]	—
Swaps — Centrally cleared	—		5,493

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 120,206		$ 6,149
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(95,609)		(6,149)

Total derivative assets and liabilities subject to an MNA	$ 24,597		—

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Deutsche Bank AG	$24,597	—	—	—	$24,597

[1]	Net amount represents the net amount receivable from the counterparty in the event of default

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$71,696,014	$610,000	$72,306,014
Corporate Bonds[1]	—	114,361,645	—	114,361,645
Capital Trusts[1]	—	110,918	—	110,918
Non-Agency Mortgage-Backed Securities	—	29,219,916	—	29,219,916
U.S. Government Sponsored Agency Securities	—	53,634,315	—	53,634,315
Short-Term Securities	$5,696,439	—	—	5,696,439
Options Purchased:
Interest rate contracts	—	24,597	—	24,597

Total	$5,696,439	$269,047,405	$610,000	$275,353,844

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$359,561	$428,095	—	$787,656
Liabilities:
Interest rate contracts	—	(255,932)	—	(255,932)
Total	$359,561	$172,163	—	$531,724

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes.

As of period end, reverse repurchase agreements of $84,941,179 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

74	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	Series S Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Opening Balance, as of March 31, 2017	$4,350,000
Transfers into Level 3	609,658
Transfers out of Level 3[1]	(4,350,000)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[2,3]	342
Purchases	—
Sales	—

Closing Balance, as of September 30, 2017	$610,000

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[3]	$342

[1]

As of March 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	75

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)	Series A Portfolio	Series C Portfolio	Series E Portfolio

Assets
Investments at value — unaffiliated[1]	$433,968,603	$382,501,331	$184,501,171
Cash	13,849	—	1,416
Cash pledged:
Collateral — OTC derivatives	690,000	—	—
Futures contracts	—	699,710	225,650
Centrally cleared swaps	—	592,530	—
Receivables:
Investments sold	87,925	422,082	1,154,949
Capital shares sold	416,376	279,211	703,542
Dividends — unaffiliated	20,460	4,862	5,317
Interest — unaffiliated	1,778,343	3,580,443	2,304,331
From the Manager	86,700	78,210	72,255
Variation margin on futures contracts	—	61,561	11,461
Swap premiums paid	7,844	14,207	—
Unrealized appreciation on OTC swaps	81,347	47,693	—
Prepaid expenses	68,808	30,871	27,475

Total assets	437,220,255	388,312,711	189,007,567

Accrued Liabilities
Payables:
Investments purchased	11,096,043	1,031,996	6,788,200
Capital shares redeemed	493,773	795,671	1,398,276
Income dividends	1,752,610	1,156,167	597,102
Interest expense and fees	—	—	29,317
Offering costs	117,859	—	—
Officer’s and Trustees’ fees	2,609	2,252	2,376
Other accrued expenses	63,231	120,776	55,145
Variation margin on futures contracts	—	44,013	7,281
Variation margin on centrally cleared swaps	—	64,372	—
Swap premiums received	1,100,178	58,728	—
Unrealized depreciation on OTC swaps	46,481	48,843	—

Total accrued liabilities	14,672,784	3,322,818	8,877,697

Other Liabilities
TOB Trust Certificates	—	—	6,625,000

Total other liabilities	—	—	6,625,000

Total liabilities	14,672,784	3,322,818	15,502,697

Net Assets	$422,547,471	$384,989,893	$173,504,870

Net Assets Consist of
Paid-in capital	$418,192,374	$369,794,746	$167,902,628
Undistributed (distributions in excess of) net investment income	732,760	(49,368)	57,015
Accumulated net realized gain (loss)	981,643	2,643,995	(307,487)
Net unrealized appreciation (depreciation)	2,640,694	12,600,520	5,852,714

Net Assets	$422,547,471	$384,989,893	$173,504,870

Net Asset Value
Shares outstanding[2]	41,232,632	36,560,298	16,072,048

Net asset value	$10.25	$10.53	$10.80

[1] Investments at cost — unaffiliated	$431,362,775	$369,637,958	$178,848,634
[2] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

76	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Statements of Assets and Liabilities (concluded)

September 30, 2017 (Unaudited)	Series M Portfolio	Series P Portfolio	Series S Portfolio

Assets
Investments at value — unaffiliated[1]	$995,537,759	—	$275,353,844
Investments at value — affiliated[2]	—	$29,310,979	—
Cash	485,184	68,921,159	—
Cash pledged:
Collateral — OTC derivatives	1,410,000	—	—
Futures contracts	143,810	426,190	409,920
Centrally cleared swaps	209,960	1,732,570	226,930
Foreign currency at value[3]	—	—	76,367
Receivables:
Investments sold	1,321,554	—	1,521,760
TBA sale commitments	334,130,324	—	—
Capital shares sold	831,353	27,356	230,059
Dividends — unaffiliated	3,816	—	1,609
Dividends — affiliated	—	71,244	—
Interest — unaffiliated	7,272,767	—	1,433,599
From the Manager	98,174	35,600	53,348
Principal paydowns	—	—	197,500
Variation margin on futures contracts	95,117	100,439	95,609
Swap premiums paid	497,292	—	—
Prepaid expenses	44,901	12,412	26,763

Total assets	1,342,082,011	100,637,949	279,627,308

Liabilities
Cash received:
Collateral —TBA commitments	70,000	—	—
Options written at value[4]	53,125	—	—
TBA sale commitments at value[5]	333,429,259	—	—
Payables:
Investments purchased	324,970,297	—	21,947,979
Reverse repurchase agreements	—	—	84,941,179
Capital shares redeemed	1,804,623	198,343	1,896,951
Income dividends	1,988,524	—	419,636
Officer’s and Trustees’ fees	3,379	2,807	3,953
Other accrued expenses	151,494	65,582	98,162
Variation margin on futures contracts	88,413	12,328	656
Variation margin on centrally cleared swaps	7,919	71,377	5,493
Swap premiums received	1,487,739	—	—
Unrealized depreciation on OTC swaps	362,280	—	—

Total liabilities	664,417,052	350,437	109,314,009

Net Assets	$677,664,959	$100,287,512	$170,313,299

Net Assets Consist of
Paid-in capital	$685,111,695	$132,061,228	$178,463,843
Undistributed (distributions in excess of) net investment income	(1,092,996)	494,795	(895,397)
Accumulated net realized loss	(6,449,538)	(31,833,694)	(7,013,938)
Net unrealized appreciation (depreciation)	95,798	(434,817)	(241,209)

Net Assets	$677,664,959	$100,287,512	$170,313,299

Net Asset Value
Shares outstanding[6]	69,626,221	10,808,401	17,847,976

Net asset value	$9.73	$9.28	$9.54

[1] Investments at cost — unaffiliated	$996,146,866	—	$276,131,760
[2] Investments at cost — affiliated	—	$29,907,298	—
[3] Foreign currency at cost	—	—	$71,384
[4] Premiums received	$42,995	—	—
[5] Proceeds from TBA sale commitments	$334,130,324	—	—
[6] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	77

Statements of Operations

Six Months Ended September 30, 2017 (Unaudited)	Series A Portfolio	Series C Portfolio	Series E Portfolio

Investment Income
Interest — unaffiliated	$9,704,373	$7,360,032	$3,417,600
Dividends — unaffiliated	130,843	17,242	30,877

Total income	9,835,216	7,377,274	3,448,477

Expenses
Professional	52,622	37,741	42,665
Administration	42,715	45,794	20,929
Registration	35,700	22,485	30,870
Pricing	27,857	30,142	23,259
Transfer agent	19,606	58,511	14,691
Custodian	9,550	14,074	4,250
Officer and Trustees	8,798	10,063	8,881
Printing	5,859	6,132	5,341
Miscellaneous	4,983	7,197	10,900

Total expenses excluding interest expense	207,690	232,139	161,786
Interest expense and fees[1]	—	—	51,696

Total expenses	207,690	232,139	213,482
Less:
Expenses reimbursed by the Manager	(206,310)	(232,139)	(161,786)

Total expenses after fees reimbursed	1,380	—	51,696

Net investment income	9,833,836	7,377,274	3,396,781

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	415,628	2,566,208	838,145
Options written	—	46,149	—
Futures contracts	—	934,272	(418,037)
Swaps	158,062	(408,710)	—

	573,690	3,137,919	420,108

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,057,560	6,115,313	3,834,538
Options written	—	1,329	—
Futures contracts	—	(448,260)	200,179
Swaps	31,337	255,985	—

	2,088,897	5,924,367	4,034,717

Net realized and unrealized gain	2,662,587	9,062,286	4,454,825

Net Increase in Net Assets Resulting from Operations	$12,496,423	$16,439,560	$7,851,606

[1] Related to TOB Trusts.

See Notes to Financial Statements.

78	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Statements of Operations (concluded)

Six Months Ended September 30, 2017 (Unaudited)	Series M Portfolio	Series P Portfolio	Series S Portfolio

Investment Income
Interest — unaffiliated	$7,533,449	—	$2,517,869
Dividends — unaffiliated	100,446	—	15,468
Dividends — affiliated	—	$494,796	—

Total income	7,633,895	494,796	2,533,337

Expenses
Transfer agent	74,506	12,689	17,336
Administration	67,585	16,019	23,190
Custodian	45,530	5,410	13,922
Professional	35,946	36,968	36,233
Registration	26,804	15,902	17,502
Officer and Trustees	10,966	9,208	12,034
Pricing	9,255	130	24,111
Printing	5,931	5,539	6,082
Miscellaneous	7,798	3,147	4,785

Total expenses excluding interest expense	284,321	105,012	155,195
Interest expense[1]	—	—	512,909

Total expenses	284,321	105,012	668,104
Less:
Expenses reimbursed by the Manager	(284,321)	(105,012)	(155,195)

Total expenses after fees reimbursed	—	—	512,909

Net investment income	7,633,895	494,796	2,020,428

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,670,206	—	762,680
Investments — affiliated	—	(211,571)	—
Options written	(64,010)	—	71,638
Futures contracts	(341,400)	(1,698,461)	(961,030)
Swaps	163,537	(261,683)	(84,329)
Foreign currency transactions	—	—	3,043

	2,428,333	(2,171,715)	(207,998)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,452,082	—	703,364
Investments — affiliated	—	252,499	—
Options written	(10,130)	—	(43,768)
Futures contracts	419,451	722,784	596,373
Swaps	(488,523)	(498,986)	(170,748)
Foreign currency translations	—	—	4,819

	2,372,880	476,297	1,090,040

Net realized and unrealized gain (loss)	4,801,213	(1,695,418)	882,042

Net Increase in Net Assets Resulting from Operations	$12,435,108	$(1,200,622)	$2,902,470

[1] See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	79

Statements of Changes in Net Assets

	Series A Portfolio		Series C Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

Operations
Net investment income	$9,833,836	$6,407,688	$7,377,274	$13,692,543
Net realized gain	573,690	577,850	3,137,919	2,231,924
Net change in unrealized appreciation (depreciation)	2,088,897	1,409,495	5,924,367	(5,249,297)

Net increase in net assets resulting from operations	12,496,423	8,395,033	16,439,560	10,675,170

Distributions to Shareholders [1]
From net investment income	(8,846,249)	(6,902,253)	(7,370,620)	(13,644,784)
From net realized gain	—	—	—	(808,132)

Decrease in net assets resulting from distributions to shareholders	(8,846,249)	(6,902,253)	(7,370,620)	(14,452,916)

Capital Share Transactions
Shares sold	118,471,640	291,151,988	46,735,361	160,078,455
Shares redeemed	(23,358,043)	(7,457,454)	(88,065,299)	(92,682,211)

Net increase in net assets derived from capital share transactions	95,113,597	283,694,534	(41,329,938)	67,396,244

Net Assets
Total increase (decrease) in net assets	98,763,771	285,187,314	(32,260,998)	63,618,498
Beginning of period	323,783,700	38,596,386	417,250,891	353,632,393

End of period	$422,547,471	$323,783,700	$384,989,893	$417,250,891

Undistributed (distributions in excess of) net investment income, end of period	$732,760	$(254,827)	$(49,368)	$(56,022)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

80	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Statements of Changes in Net Assets (continued)

	Series E Portfolio		Series M Portfolio
Increase in Net Assets:	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

Operations
Net investment income	$3,396,781	$4,986,004	$7,633,895	$12,534,082
Net realized gain (loss)	420,108	197,943	2,428,333	(2,892,199)
Net change in unrealized appreciation (depreciation)	4,034,717	(2,859,506)	2,372,880	(6,978,581)

Net increase in net assets resulting from operations	7,851,606	2,324,441	12,435,108	2,663,302

Distributions to Shareholders [1]
From net investment income	(3,385,745)	(4,959,027)	(9,919,117)	(17,429,678)
From net realized gain	—	(1,070,445)	—	—

Decrease in net assets resulting from distributions to shareholders	(3,385,745)	(6,029,472)	(9,919,117)	(17,429,678)

Capital Share Transactions
Shares sold	34,099,445	92,224,469	154,300,327	190,733,874
Shares redeemed	(11,406,609)	(52,359,547)	(77,218,284)	(130,587,494)

Net increase in net assets derived from capital share transactions	22,692,836	39,864,922	77,082,043	60,146,380

Net Assets
Total increase in net assets	27,158,697	36,159,891	79,598,034	45,380,004
Beginning of period	146,346,173	110,186,282	598,066,925	552,686,921

End of period	$173,504,870	$146,346,173	$677,664,959	$598,066,925

Undistributed (distributions in excess of) net investment income, end of period	$57,015	$45,979	$(1,092,996)	$1,192,226

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	81

Statements of Changes in Net Assets (concluded)

	Series P Portfolio		Series S Portfolio
Decrease in Net Assets:	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

Operations
Net investment income	$494,796	$1,579,265	$2,020,428	$4,908,945
Net realized gain (loss)	(2,171,715)	(2,494,205)	(207,998)	456,775
Net change in unrealized appreciation (depreciation)	476,297	6,906,479	1,090,040	1,219,240

Net increase (decrease) in net assets resulting from operations	(1,200,622)	5,991,539	2,902,470	6,584,960

Distributions to Shareholders [1]
From net investment income	(284,662)	—	(2,610,077)	(6,763,413)

Decrease in net assets resulting from distributions to shareholders	(284,662)	—	(2,610,077)	(6,763,413)

Capital Share Transactions
Shares sold	9,803,688	31,313,162	21,233,704	59,779,573
Shares redeemed	(29,084,929)	(137,720,979)	(43,115,676)	(105,935,159)

Net decrease in net assets derived from capital share transactions	(19,281,241)	(106,407,817)	(21,881,972)	(46,155,586)

Net Assets
Total decrease in net assets	(20,766,525)	(100,416,278)	(21,589,579)	(46,334,039)
Beginning of period	121,054,037	221,470,315	191,902,878	238,236,917

End of period	$100,287,512	$121,054,037	$170,313,299	$191,902,878

Undistributed (distributions in excess of) net investment income, end of period	$494,795	$284,661	$(895,397)	$(305,748)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

82	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Statement of Cash Flows

Six Months Ended September 30, 2017 (Unaudited)	Series S Portfolio

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,902,470
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	408,007,945
Purchases of long-term investments	(389,270,930)
Net proceeds from sales of short-term securities	8,411,276
Premiums paid on closing options written	(11,662)
Amortization of premium and accretion of discount on investments	494,589
Net realized (gain) loss on investments, options written, and foreign currency translations	(834,318)
Net unrealized (gain) loss on investments, options written and swaps	(659,596)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — reverse repurchase agreements	560,000
Futures contracts	224,000
Centrally cleared swaps	174,000
Receivables:
Dividends — unaffiliated	2,574
Interest — unaffiliated	(232,562)
From the Manager	(32,872)
Principal paydowns	(182,999)
Variation margin on futures contracts	(77,927)
Prepaid expenses	(8,334)
Increase (Decrease) in Liabilities:
Payables:
Officer’s and Trustees’ fees	(3,519)
Other accrued expenses	(23,052)
Variation margin on futures contracts	(109,537)
Variation margin on centrally cleared swaps	(26,218)

Net cash provided by operating activities	29,303,328

Cash Used for Financing Activities
Cash distributions paid to shareholders	(2,669,698)
Payments on redemption of capital shares	(41,503,383)
Decrease in bank overdraft	(7,252)
Proceeds from issuance of capital shares	21,408,601
Net borrowing of reverse repurchase agreements	(6,552,572)

Net cash used for financing activities	(29,324,304)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	4,819

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	(16,157)
Cash and foreign currency at beginning of period	92,524

Cash and foreign currency at end of period	$76,367

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$454,197

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	83

Financial Highlights

	Series A Portfolio
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period September 21, 2015[1] to March 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.14	$9.82	$10.00

Net investment income[2]	0.27	0.51	0.48
Net realized and unrealized gain (loss)	0.08	0.43	(0.27)

Net increase from investment operations	0.35	0.94	0.21

Distributions from net investment income[3]	(0.24)	(0.62)	(0.39)

Net asset value, end of period	$10.25	$10.14	$9.82

Total Return[4]
Based on net asset value	3.46%[5]	9.76%	2.07%[5]

Ratios to Average Net Assets[6]
Total expenses	0.11%[7]	0.26%	1.23%[7,8]

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs	0.00%[7]	0.00%	0.01%[7]

Net investment income	5.20%[7]	5.01%	9.03%[7]

Supplemental Data
Net assets, end of period (000)	$422,547	$323,784	$38,956

Portfolio turnover rate	23%	84%	45%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period September 21, 2015[1] to March 31, 2016
Investments in underlying funds	0.01%	0.01%	0.01%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.

See Notes to Financial Statements.

84	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Financial Highlights

	Series C Portfolio
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$10.37	$10.77	$10.60	$10.95	$10.53

Net investment income[1]	0.19	0.36	0.38	0.41	0.45	0.47
Net realized and unrealized gain (loss)	0.22	(0.04)	(0.31)	0.33	(0.19)	0.42

Net increase from investment operations	0.41	0.32	0.07	0.74	0.26	0.89

Distributions:[2]
From net investment income	(0.19)	(0.36)	(0.38)	(0.40)	(0.45)	(0.47)
From net realized gain	—	(0.02)	(0.09)	(0.17)	(0.16)	—

Total distributions	(0.19)	(0.38)	(0.47)	(0.57)	(0.61)	(0.47)

Net asset value, end of period	$10.53	$10.31	$10.37	$10.77	$10.60	$10.95

Total Return[3]
Based on net asset value	3.97%[4]	3.12%	0.70%	7.22%	2.55%	8.53%

Ratios to Average Net Assets
Total expenses	0.11%[5,6]	0.11%[5]	0.13%[5]	0.14%	0.15%	0.13%

Total expenses after fees reimbursed	0.00%[5,6]	0.00%[5]	0.00%[5]	0.01%	0.02%	0.01%

Total expenses after fees reimbursed and excluding interest expense	0.00%[5,6]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Net investment income	3.60%[5,6]	3.45%[5]	3.68%[5]	3.81%	4.27%	4.31%

Supplemental Data
Net assets, end of period (000)	$384,990	$417,251	$353,632	$361,083	$318,247	$368,644

Portfolio turnover rate	11%	32%	53%	44%	43%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016
Investments in underlying funds	0.00%	0.01%	0.01%

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	85

Financial Highlights

	Series E Portfolio
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,		Period August 4, 2014[1] to March 31, 2015
		2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$10.49	$10.75	$10.47	$10.00

Net investment income[2]	0.22	0.45	0.43	0.28
Net realized and unrealized gain (loss)	0.31	(0.16)	0.29	0.48

Net increase from investment operations	0.53	0.29	0.72	0.76

Distributions:[3]
From net investment income	(0.22)	(0.45)	(0.43)	(0.28)
From net realized gain	—	(0.10)	(0.01)	(0.01)

Total distributions	(0.22)	(0.55)	(0.44)	(0.29)

Net asset value, end of period	$10.80	$10.49	$10.75	$10.47

Total Return[4]
Based on net asset value	5.12%[5]	2.78%	7.15%	7.70%[5]

Ratios to Average Net Assets
Total expenses	0.26%[6,7]	0.23%[6]	0.34%[6]	0.94%[7,8]

Total expenses after fees waived and/or reimbursed	0.06%[6,7]	0.06%[6]	0.02%[6]	0.00%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00%[6,7]	0.00%[6]	0.00%[6]	0.00%[7]

Net investment income	4.18%[6,7]	4.21%[6]	4.17%[6]	4.07%[7]

Supplemental Data
Net assets, end of period (000)	$173,505	$146,346	$110,186	$48,461

Borrowings outstanding, end of period (000)	$6,625	$6,625	$4,835	—

Portfolio turnover rate	44%	87%	44%	30%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.

See Notes to Financial Statements.

86	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Financial Highlights

	Series M Portfolio
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$9.69	$9.93	$10.03	$9.70	$9.89	$10.52

Net investment income[1]	0.12	0.21	0.22	0.20	0.19	0.21
Net realized and unrealized gain (loss)	0.07	(0.16)	0.02	0.37	(0.14)	0.35

Net increase from investment operations	0.19	0.05	0.24	0.57	0.05	0.56

Distributions:[2]
From net investment income	(0.15)	(0.29)	(0.27)	(0.24)	(0.23)	(0.31)
From net realized gain	—	—	(0.07)	(0.00)[3]	(0.01)	(0.88)

Total distributions	(0.15)	(0.29)	(0.34)	(0.24)	(0.24)	(1.19)

Net asset value, end of period	$9.73	$9.69	$9.93	$10.03	$9.70	$9.89

Total Return[4]
Based on net asset value	2.00%[5]	0.51%	2.44%	5.91%	0.52%	5.33%

Ratios to Average Net Assets
Total expenses	0.09%[6,7]	0.09%[6]	0.11%[6]	0.13%[6]	0.16%[6]	0.14%

Total expenses after fees reimbursed	0.00%[6,7]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[6,7]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Net investment income	2.42%[6,7]	2.12%[6]	2.25%[6]	2.04%[6]	1.97%[6]	2.00%

Supplemental Data
Net assets, end of period (000)	$677,665	$598,067	$552,687	$520,933	$329,857	$267,855

Portfolio turnover rate[8]	548%	1,728%	1,789%	2,258%	1,879%	798%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.02%

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	322%	1,040%	1,090%	1,356%	1,131%	518%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,355%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	—	941%

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	87

Financial Highlights

	Series P Portfolio
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,				Period March 20, 2013[1] to March 31, 2013
		2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$8.95	$9.38	$10.24	$9.96	$10.00

Net investment income[2]	0.04	0.09	0.10	0.07	0.07	0.00 [3]
Net realized and unrealized gain (loss)	(0.12)	0.34	(0.53)	(0.93)	0.21	(0.04)

Net increase (decrease) from investment operations	(0.08)	0.43	(0.43)	(0.86)	0.28	(0.04)

Dividends from net investment income	(0.02)	—	—	—	—	(0.55)
Net asset value, end of period	$9.28	$9.38	$8.95	$9.38	$10.24	$9.96

Total Return[4]
Based on net asset value	(0.82)%[5]	4.80%	(4.48)%	(8.40)%	2.81%	(0.40)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.19%[7]	0.13%	0.11%	0.12%	0.18%	41.03%[7,8]

Total expenses after fees waived and/or reimbursed	0.00%[7]	0.00%	0.00%	0.00%	0.00%	0.00%[7]

Net investment income	0.88%[7]	1.00%	1.04%	0.67%	0.69%	0.38%[7]

Supplemental Data
Net assets, end of period (000)	$100,288	$121,054	$221,470	$322,498	$261,830	$7,559

Portfolio turnover rate	0%	10%	0%	0%	6%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,				Period March 20, 2013[1] to March 31, 2013
		2017	2016	2015	2014
Investments in underlying funds	0.10%	0.08%	0.05%	0.04%	0.02%	0.02%

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 43.36%.

See Notes to Financial Statements.

88	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Financial Highlights

	Series S Portfolio
	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$9.53	$9.54	$9.76	$9.84	$10.02	$10.03

Net investment income[1]	0.10	0.19	0.26	0.23	0.24	0.35
Net realized and unrealized gain (loss)	0.04	0.11	(0.15)	(0.05)	(0.08)	0.09

Net increase from investment operations	0.14	0.30	0.11	0.18	0.16	0.44

Distributions:[2]
From net investment income	(0.13)	(0.31)	(0.33)	(0.26)	(0.28)	(0.35)
From net realized gain	—	—	—	—	(0.06)	(0.10)

Total distributions	(0.13)	(0.31)	(0.33)	(0.26)	(0.34)	(0.45)

Net asset value, end of period	$9.54	$9.53	$9.54	$9.76	$9.84	$10.02

Total Return[3]
Based on net asset value	1.53%[4]	3.21%	1.18%	1.81%[5]	1.66%	4.47%

Ratios to Average Net Assets
Total expenses	0.72%[6]	0.48%	0.31%	0.16%	0.21%	0.35%

Total expenses after fees reimbursed	0.56%[6]	0.34%	0.18%	0.02%	0.06%	0.14%

Total expenses after fees reimbursed and excluding interest expense	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.19%[6]	2.37%	2.91%	2.32%	2.47%	3.59%

Supplemental Data
Net assets, end of period (000)	$170,313	$191,903	$238,237	$266,124	$233,117	$151,304

Portfolio turnover rate[7]	131%	279%	270%	318%	239%	123%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.

[6]	Annualized.

[7]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	70%	163%	178%	239%	183%	120%

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	89

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following series of the Trust are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Allocation Target Shares: Series A Portfolio	Series A	Non-diversified
BlackRock Allocation Target Shares: Series C Portfolio	Series C	Diversified*
BlackRock Allocation Target Shares: Series E Portfolio	Series E	Diversified
BlackRock Allocation Target Shares: Series M Portfolio	Series M	Diversified*
BlackRock Allocation Target Shares: Series P Portfolio	Series P	Diversified*
BlackRock Allocation Target Shares: Series S Portfolio	Series S	Diversified*

*	The Fund’s classification changed from non-diversified to diversified.

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions and TOB Trust (defined below) transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending

90	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM tech-niques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

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Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment

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grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that

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Notes to Financial Statements (continued)

are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the

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sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended September 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series S	$76,789,963	1.30%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount
Citigroup Global Markets, Inc.	$24,723,686	$(24,723,686)	—
Credit Suisse Securities (USA) LLC	8,829,534	(8,829,534)	—
RBC Capital Markets, LLC	51,387,959	(51,387,959)	—

Total	$84,941,179	$(84,941,179)	—

[1]

Collateral with a value of $104,222,560, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

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TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended September 30, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
Series E	$12,399,217	$6,625,000	0.76% - 1.07%	$6,625,000	1.53%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as a TOB Residuals holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at September 30, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at September 30, 2017.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk), and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is notated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

98	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce their risk their exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready

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Notes to Financial Statements (continued)

to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and reimbursed by the Manager in the Statements of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E and Series P are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officer and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

100	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended September 30, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities	$201,398,956	$39,295,790	$98,243,160	$4,941,408,810	—	$374,609,867
U.S. Government Securities	—	2,497,318	—	2,128,305	—	—

Total Purchases	$201,398,956	$41,793,108	$98,243,160	$4,943,537,115	—	$374,609,867

Sales	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities (includes paydowns)	$81,054,237	$69,574,461	$68,563,827	$5,860,544,112	$7,372,473	$416,580,015
U.S. Government Securities	—	16,973,292	—	2,128,526	—	—

Total Sales	$81,054,237	$86,547,753	$68,563,827	$5,862,672,638	$7,372,473	$416,580,015

For the six months ended September 30, 2017, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$2,039,487,662	$173,108,814
Sales	$2,039,539,173	$173,318,247

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns, except with respect to Series A and Series E, generally remains open for each of the four years ended March 31, 2017. The statute of limitations on Series A’s U.S. federal tax returns generally remains open for the year ended March 31, 2017 and the period ended March 31, 2016. The statute of limitations on Series E’s U.S. federal tax returns generally remains open for each of the two years ended March 31, 2017 and the period ended March 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2017, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Series A	Series M	Series P	Series S
$1,224	$9,095,241	$29,995,140	$7,092,412

As of September 30, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax cost	$431,335,520	$369,791,014	$172,247,164	$996,160,193	$29,907,298	$276,148,739

Gross unrealized appreciation	$5,774,336	$14,384,045	$6,222,824	$4,658,778	$488,193	$1,618,067
Gross unrealized depreciation	(3,106,387)	(1,936,581)	(393,640)	(4,576,307)	(923,010)	(1,881,238)

Net unrealized appreciation (depreciation)	$2,667,949	$12,447,464	$5,829,184	$82,471	$(434,817)	$(263,171)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed.

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Notes to Financial Statements (continued)

Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

102	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Series E invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on Series E and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

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Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares were as follows:

Series A	Six Months Ended September 30, 2017	Year Ended March 31, 2017
Shares sold	11,596,484	28,728,913
Shares redeemed	(2,286,718)	(735,453)

Net increase	9,309,766	27,993,460

Series C
Shares sold	4,463,509	15,268,170
Shares redeemed	(8,391,446)	(8,885,287)

Net increase (decrease)	(3,927,937)	6,382,883

Series E
Shares sold	3,183,269	8,595,606
Shares redeemed	(1,062,766)	(4,897,884)

Net increase	2,120,503	3,697,722

Series M
Shares sold	15,841,320	19,360,258
Shares redeemed	(7,923,650)	(13,287,594)

Net increase	7,917,670	6,072,664

Series P
Shares sold	1,061,766	3,392,480
Shares redeemed	(3,153,738)	(15,244,151)

Net decrease	(2,091,972)	(11,851,671)

Series S
Shares sold	2,225,227	6,266,082
Shares redeemed	(4,519,010)	(11,085,959)

Net decrease	(2,293,783)	(4,819,877)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

104	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of each of the Series A Portfolio, the Series C Portfolio, the Series E Portfolio, the Series M Portfolio, the Series P Portfolio and the Series S Portfolio (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) a discussion of fall-out benefits to BlackRock and its affiliates; (b) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (c) review of non-management fees; (d) the existence, impact and sharing of potential economies of scale; and (e) a summary of aggregate amounts paid by each Fund to BlackRock.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

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Disclosure of Investment Advisory Agreement (continued)

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that the Funds are non-diversified investments that are available solely to separately managed accounts or institutional clients, primarily to complement their existing BlackRock fixed-income portfolios. Given the resulting comparability issues to peer funds, rather than a comparison to peers, the Board reviewed other performance criteria for the Funds.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate. The

106	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BlackRock does not charge the Funds an advisory fee, although investors in the Funds will pay a fee to an affiliate of BlackRock or their managed account program sponsor. The Board also noted that BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	107

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017	109

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to Series E’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding Series E may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding Series E and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

110	BLACKROCK ALLOCATION TARGET SHARES	SEPTEMBER 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls (800) 441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

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Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) –Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: December 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: December 5, 2017

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